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EXHIBIT 10.57

                               999 NORTH SEPULVEDA

                                  OFFICE LEASE

         This Office Lease (the "LEASE"), dated as of the date set forth in
Section 1 of the Summary of Basic Lease Information (the "SUMMARY"), below, is made by and between KILROY REALTY, L.P., a Delaware limited partnership ("LANDLORD"), and ENCORE SOFTWARE, INC., a Minnesota corporation ("TENANT").

                       SUMMARY OF BASIC LEASE INFORMATION

                      TERMS OF LEASE                                               DESCRIPTION
                      --------------                                               -----------
1. Date:                                                     October 8, 2004.

2.       Building, Premises and Project

         2.1      Building                                   999 North Sepulveda Boulevard, El Segundo, California
                                                             (consisting of approximately 127,322 rentable square
                                                             feet of space).

         2.2      Premises:                                  13,216 rentable (12,294 usable) square feet of space
                                                             located in the Building, as further set forth below and
                                                             in EXHIBIT A to this Lease.

                                                             Suite No.: 700

                                                             Floors: Entire Seventh (7th).

         2.3      Project:                                   The Building is part of an office project  as further
                                                             set forth in Section 1.1.2 of this Lease.

3.       Lease Term (Article 2).

         3.1      Length of Term:                            Sixty-two (62) months.

         3.2      Lease Commencement Date:                   The later of (i) the date the Premises is "Ready for
                                                             Occupancy," as such term is defined in the Tenant Work
                                                             Letter and (ii) March 1, 2005.

         3.3      Lease Expiration Date:                     The last day of the sixty-second (62nd) month to occur
                                                             after the Lease Commencement Date.

4.       Base Rent (Article 3):

                                                                                                    Annual
                                                                       Monthly                    Rental Rate
Months during the Lease                 Annual                      Installment                 per Rentable
           Term                        Base Rent                    of Base Rent*                 Square Foot
           ----                        ---------                    -------------                 -----------
            1-2                           N/A                            N/A                        $ 0.00
           3-30                       $309,254.40                    $25,771.20                     $23.40
          31-62                       $325,113.60                    $27,092.80                     $24.60

5.       Base Year                                           Calendar year 2005.
         (Article 4):

6.       Tenant's Share (Article 4):

         6.1      Tenant's Share of the Building:            10.3800%.

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                                               [Encore Software]

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
7.       Permitted Use                                       General office use consistent with the character of a
         (Article 5):                                        first-class office building.

8.       Security Deposit                                    $27,092.80.
         (Article 21):

9.       Parking Passes                                      An obligatory three (3) parking permits and an optional
         (Article 28):                                       (1) parking permit (for a total of up to four (4))
                                                             parking permits) for every 1,000 rentable square feet of the
                                                             Premises, of which up to a total of five (5) permits may be for the use of reserved parking spaces as reasonably
                                                             designated by Landlord and the remainder of which shall be unreserved parking permits. The above unreserved parking
                                                             permits shall be provided free of charge (except as provided in Article 28 of this Lease) during the first two (2) years of the Lease Term and thereafter at Landlord's then prevailing rates for such parking. Subject to availability, Tenant may rent up to an additional five (5) permits for reserved parking on a month-to-month basis at Landlord's then prevailing rates.

10.      Notice Address of Tenant                            16920 South Main Street
         (Section 29.18):                                    Gardena, California 90248
                                                             Attention: Mr. Steve Miller, CFO
                                                             (Prior to the Lease Commencement Date)

                                                             and

                                                             999 North Sepulveda Boulevard
                                                             Suite 700
                                                             El Segundo, California  90245
                                                             Attention: Mr. Steve Miller, CFO
                                                             (After the Lease Commencement Date)

                                                             with a copy to:

                                                             Advisors LLP
                                                             11911 San Vicente Boulevard
                                                             Suite 265
                                                             Los Angeles, California 90049
                                                             Attention: Robert J. Plotkowski, Esq.

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                                               [Encore Software]

                                       -2-
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
11.      Notice Address of Landlord:                         Kilroy Realty, L.P.
                                                             12200 W. Olympic Boulevard, Suite 200
                                                             Los Angeles, California  90064
                                                             Attention:  Legal Department
                                                             Phone:  (310) 481-8400
                                                             Facsimile:  (310) 481-6530

                                                             and to:

                                                             Kilroy Realty, L.P.
                                                             12200 W. Olympic Boulevard, Suite 200
                                                             Los Angeles, California  90064
                                                             Attention: Asset Management
                                                             Phone: (310) 481-8400
                                                             Facsimile: (310) 481-6520

                                                             With a copy to:

                                                             Allen Matkins Leck Gamble & Mallory LLP
                                                             1901 Avenue of the Stars, Suite 1800
                                                             Los Angeles, California  90067
                                                             Attention: Delmar L. Nehrenberg, Esq.
                                                             Phone: (310) 788-2400
                                                             Facsimile: (310) 788-2410

 12.      Broker(s)                                          For Landlord:
         (Section 29.24):                                    Madison Partners/CB Richard Ellis

                                                             For Tenant:
                                                             Julien J. Studley, Inc.

13.      Tenant Improvement Allowance                        $45.00 per usable square foot of the Premises for a
         (Section 2 of EXHIBIT B):                           total of $553,230.00.

14.      Guarantor                                           Navarre Corporation, a Minnesota corporation
         (EXHIBIT G):

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                                               [Encore Software]

                                       -3-
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                                    ARTICLE 1

         PREMISES, BUILDING, PROJECT, AND COMMON AREAS; EARLY POSSESSION

      1.1 PREMISES, BUILDING, PROJECT AND COMMON AREAS.

            1.1.1 THE PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the "PREMISES"). The outline of the Premises is set forth in EXHIBIT A attached hereto and has the number of rentable square feet as set forth in Section 2.2 of the Summary. The outline of the Premises, the "Building" and the "Project," as those terms are defined in Section 1.1.2 below. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth, and Landlord and Tenant each covenant, as a material part of the consideration for this Lease, to keep and perform each and all of such terms, covenants and conditions by them, respectively, to be kept and performed under this Lease. The parties hereto hereby acknowledge that the purpose of EXHIBIT A is to show the approximate location of the Premises in the "Building," as that term is defined in Section 1.1.2. below, only, and such
Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the "Common Areas," as that term is defined in Section 1.1.3, below, or the elements thereof or of the accessways to the Premises or the "Project" as that term is defined in Section 1.1.2, below. Except as specifically set forth in this Lease and in the Tenant Work Letter attached hereto as EXHIBIT B (the "TENANT WORK LETTER"), Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease and the Tenant Work Letter.

            1.1.2 THE BUILDING AND THE PROJECT. The Premises are a part of the building set forth in Section 2.1 of the Summary (the "BUILDING"). The Building is part of the "Project," defined below. The term "PROJECT," as used in this Lease, shall mean (i) the Building and the "Common Areas," as that term is defined in Section 1.1.3, below (ii) the land (which is improved with landscaping, subterranean parking facilities and other improvements) upon which the Building and the Common Areas are located, (iii) the parking structure located at 955 North Sepulveda Boulevard (iv) the building located adjacent to the Building at 909 North Sepulveda Boulevard, and (v) at Landlord's discretion, any additional real property, areas, land, buildings or other improvements added thereto adjacent to the Project.

            1.1.3 COMMON AREAS. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas, together with such other portions of the Project designated by Landlord, in its reasonable discretion, including certain de minimus areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants, are collectively referred to herein as the "COMMON AREAS"). The Common Areas shall consist of the "Project Common Areas" and the "Building Common Areas." The term "PROJECT COMMON AREAS," as used in this Lease, shall mean the portion of the Project designated as such by Landlord. The term "BUILDING COMMON AREAS," as used in this Lease, shall mean the portions of the Common Areas located within the Building designated as such by Landlord. The manner in which the Common Areas are maintained and operated shall be at the reasonable discretion of Landlord and the use thereof shall be subject to such rules, regulations and restrictions as Landlord may make from time to time provided the same are enforced in a nondiscriminatory manner. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas. Except when and where Tenant's right of access is specifically excluded or restricted as the result of (i) an emergency, (ii) a requirement by Applicable Laws, or (iii) a specific provision set forth in this Lease, Tenant shall have the right of access to the Premises, the Building, and the Project parking facility twenty-four (24) hours per day, seven (7) days per week during the Lease Term. Notwithstanding anything above to the contrary, Landlord shall maintain and operate the Project in a manner materially consistent with other first-class, mid-rise office buildings in El Segundo, California, which are comparable in terms of size (from 100,000 to 500,000 square feet), date and extent of renovation, age, quality of

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                                               [Encore Software]

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construction, appearance, and quality of common area improvements (the
"COMPARABLE BUILDINGS").

            1.1.4 LANDLORD MODIFICATION OF THE PROJECT. Notwithstanding anything to the contrary set forth in Section 1.1.3 or Article 5, the Rules and Regulations or elsewhere in the Lease, Landlord shall not modify the Common Area or any other portion of the Project in such a manner which shall (i) materially reduce the common facilities available to the Building, (ii) materially diminish the amount of visitor parking available to the Building for any sustained period, or (iii) unreasonably obstruct or interfere with the accessibility of the Premises, the Building or the parking areas, the visibility of Tenant's signage or Tenant's use and enjoyment of the Premises or the Building or the parking areas ("TENANT'S LEASE RIGHTS").

      1.2 RENTABLE SQUARE FEET OF PREMISES, BUILDING, AND PROJECT. For purposes of this Lease, the "rentable square feet" and "usable square feet" of the Premises, Building and Project and all percentages based thereupon shall be deemed as set forth in the Summary, above, and shall not be subject to remeasurement or verification.

                                    ARTICLE 2

                         INITIAL LEASE TERM; OPTION TERM

      2.1 INITIAL LEASE TERM. The terms and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the "LEASE TERM") shall be as set forth in Section 3.1 of the Summary, shall commence on the date set forth in Section 3.2 of the Summary (the "LEASE COMMENCEMENT DATE"), and shall terminate on the date set forth in Section 3.3 of the Summary (the "LEASE EXPIRATION DATE") unless this Lease is sooner terminated or extended as herein provided. For purposes of this Lease, the term "LEASE YEAR" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the eleventh month thereafter and the second and each succeeding Lease Year shall commence on the first day of the next calendar month; and further provided that the last Lease Year shall end on the Lease Expiration Date. Within six (6) months following the Lease Commencement Date, Landlord shall deliver to Tenant a Notice of Lease Term Dates in the form as set forth in EXHIBIT C, attached hereto (or a reasonably comparable form), as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within twenty (20) business days of receipt thereof, provided that if said notice is not factually correct, then Tenant shall make such changes as are necessary to make the notice factually correct and shall thereafter execute and return such notice to Landlord within such twenty (20) business day period. Once the Notice of Lease Term Dates is executed and delivered by Landlord and Tenant, the same shall be binding upon Landlord and Tenant.

      2.2 OPTION TERM.

            2.2.1 OPTION RIGHT. Landlord hereby grants the Original Tenant, any assignee of Tenant permitted under Article 14 of this Lease, and any "Affiliate" (as that term is defined in Section 14.8 below) (collectively, the "RIGHT HOLDERS"), one (1) option to extend the Lease Term for a period of five (5) years (the "OPTION TERM" ), which option shall be exercisable only by written notice delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such notice, Tenant is not in Default under this Lease beyond any applicable notice and cure periods set forth herein. Upon the proper exercise of such option to extend, and provided that, at Landlord's option, as of the end of the initial Lease Term or the first Option Term, as the case may be, Tenant is not in Default under this Lease beyond any applicable notice and cure periods set forth herein, the Lease Term, as it applies to the Premises, shall be extended for a period of five (5) years. The rights contained in this
Section 2.2 shall be personal to the Right Holders, and may only be exercised by such Right Holders (and not any other assignee, sublessee or other transferee of Tenant's interest in this Lease) if such entities collectively occupy the not less than fifty percent (50%) of the Premises.

            2.2.2 OPTION RENT. The rent payable by Tenant during the Option Term (the "OPTION RENT") shall be equal to the "FAIR MARKET RENT RATE," as that term is defined in Section 2.2.2.1, below.

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                                               [Encore Software]

                                       -5-
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                  2.2.2.1 FAIR MARKET RENT RATE. The "FAIR MARKET RENT RATE"
shall be equal to the rent (including additional rent and considering any "base year" or "expense stop" applicable thereto), including all escalations, at which tenants, as of the commencement of the Option Term, are leasing non-sublease, non-encumbered, non-equity, non-renewal, non-expansion space comparable in size, location and quality to the Premises, for a similar lease term and for a similar use, in an arms length transaction, which comparable space is located in the Project and in the Comparable Buildings (the "COMPARABLE TRANSACTIONS"), taking into consideration the following concessions: (a) rental abatement concessions, if any, being granted such tenants in connection with such comparable space, (b) tenant improvements or allowances provided or to be provided for such comparable space, taking into account, and deducting the value of, the existing improvements in the Premises, such value to be based upon the age, design, quality of finishes, and layout of the improvements and the extent to which the same could be utilized by a general office user and (c) all other monetary and non-monetary concessions, if any, being granted such tenants in connection with such comparable space; provided, however, that notwithstanding anything to the contrary herein, no consideration shall be given to (x) the fact that Landlord is or is not required to pay a real estate brokerage commission in connection with the applicable term or the fact that the comparable transactions do or do not involve the payment of real estate brokerage commissions, and (y) any period of rental abatement, if any, granted to tenants in Comparable Transactions in connection with the design, permitting and construction of tenant improvements in such comparable space. The Fair Market Rent Rate shall additionally include a determination, based on the concession package being offered by Landlord, as to whether, and if so to what extent, Tenant must provide Landlord with financial security, such as a letter of credit or guaranty, for Tenant's Rent obligations during the Option Term. Such determination shall be made by reviewing the extent of financial security then generally being imposed in Comparable Transactions from tenants of comparable financial condition and credit history to the then existing financial condition and credit history of Tenant (with appropriate adjustments to account for differences in the then-existing financial condition of Tenant and such other tenants).

            2.2.3 EXERCISE OF OPTION. The option contained in this Section 2.2 shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice to Landlord not more than fifteen (15) months nor less than ten (10) months prior to the expiration of the initial Lease Term, stating that Tenant is interested in exercising its option (the "INTEREST NOTICE"); (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "OPTION RENT NOTICE") to Tenant not more than thirty (30) days after receipt of Tenant's notice, setting forth the Option Rent; (iii) if Tenant wishes to exercise such option, Tenant may, by written notice to Landlord, on or before the date occurring thirty (30) days after Tenant's receipt of the Option Rent Notice, request Landlord's determination of the Fair Market Rent Rate (which shall not exceed the Option Rent set forth in the Option Rent Notice) which Landlord would submit to arbitration, if arbitration were to occur under Section 2.2.4, below, and within ten (10) business days of such request, Landlord and Tenant shall each simultaneously deliver to the other their determinations of the Fair Market Rent Rate (provided that the determination of the Fair Market Rent Rate submitted by Landlord shall not exceed the Option Rent set forth in the Option Rent Notice) that each would submit to arbitration if arbitration were to occur under Section 2.2.4, below (the "ARBITRATION FAIR MARKET RENTAL VALUES") (provided that if Tenant has requested an exchange of Arbitration Fair Market Rental Values and Landlord fails to provide Landlord's Arbitration Fair Market Rental Value, then the Option Rent contained in the Option Rent Notice shall be deemed Landlord's Arbitration Fair Market Rental Value, and, so long as Tenant has delivered to Landlord its Arbitration Fair Market Rental Value, the Arbitration Fair Market Rental Values shall be deemed determined and exchanged); and (iv) whether or not Arbitration Fair Market Rental Values were determined and exchanged pursuant to
Section 2.2.3(iii), above, if Tenant wishes to exercise such option, Tenant shall, on or before the date occurring thirty (30) days after Tenant's receipt of the Option Rent Notice, exercise the option by delivering written notice thereof to Landlord (the "OPTION EXERCISE NOTICE"), and upon, and concurrent with, such exercise, Tenant shall, at its option, either (A) accept the Option Rent contained in the Option Rent Notice, in which case the Option Rent shall be the amount set forth in the Option Rent Notice, (B) accept Landlord's Arbitration Fair Market Rental Value (to the extent the same has been previously provided pursuant to the terms hereof), in which case the Option Rent shall be Landlord's Arbitration Fair Market Rental Value, or (C) object to both the Option Rent contained in the Option Rent Notice, and, if applicable, Landlord's Arbitration Fair Market Rental Value, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section
2.2.4 below, but subject to the terms and conditions,

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                                               [Encore Software]

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when appropriate, of Section 2.2.2 above. Notwithstanding the foregoing, in the event that Tenant shall fail to deliver the Interest Notice, Tenant shall nonetheless have the right to deliver the Option Exercise Notice within the time period set forth above, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 2.2.4, below.

            2.2.4 DETERMINATION OF FIRST OPTION RENT. In the event Tenant timely and appropriately objects to the Option Rent, or Tenant delivers the Option Exercise Notice without having delivered the Interest Notice, Landlord and Tenant shall attempt to agree upon the same using their best good-faith efforts. If Landlord and Tenant fail to reach agreement within ten (10) business days following Tenant's objection to the Option Rent (the "OUTSIDE AGREEMENT DATE"), then (i) if Arbitration Fair Market Rental Values have been determined and exchanged pursuant to item (iii) of Section 2.2.3, above, each party's Arbitration Fair Market Rental Values shall be submitted to arbitration without modification in accordance with Sections 2.2.4.1 through 2.2.4.7 below or (ii) if Arbitration Fair Market Rental Values have not been determined and exchanged pursuant to item (iii) of Section 2.2.3, above, each party shall make a separate determination of the Option Rent within ten (10) business days, and such determination and the Option Rent shall be submitted to arbitration in accordance with Sections 2.2.4.1 through 2.2.4.7 below.

                  2.2.4.1 Landlord and Tenant shall each appoint one (1) arbitrator who shall by profession be a real estate broker or appraiser who shall have been active over the five (5) year period ending on the date of such appointment in the leasing (or appraisal, as the case may be) of commercial mid or high-rise properties in the El Segundo, California area. The determination of the arbitrators shall be limited solely to the issue area of whether Landlord's or Tenant's submitted Option Rent is the closest to the actual Option Rent as determined by the arbitrators, taking into account the requirements of Section
2.2.2 of this Lease. Each such arbitrator shall be appointed within fifteen (15) days after the applicable Outside Agreement Date.

                  2.2.4.2 The two (2) arbitrators so appointed shall within ten
(10) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

                  2.2.4.3 The three (3) arbitrators shall within thirty (30) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Option Rent and shall notify Landlord and Tenant thereof.

                  2.2.4.4 The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

                  2.2.4.5 If either Landlord or Tenant fails to appoint an arbitrator within fifteen (15) days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

                  2.2.4.6 If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the matter to be decided shall be forthwith submitted to binding, final, non-applicable arbitration before a J.A.M.S. arbitrator mutually agreed upon by Landlord and Tenant. If Landlord and Tenant cannot agree on the arbitrator, the parties will so inform J.A.M.S., who will then be authorized to select a J.A.M.S. judge to arbitrate the matter. Each party shall have the right of discovery pursuant to the California Code of Civil Procedure and evidentiary hearings shall be governed by the California Evidence Code, but subject to the instruction set forth in this Section 2.2.4.

                  2.2.4.7 The cost of arbitration shall be paid by Landlord and Tenant equally.

      2.3 PRE-OCCUPANCY RIGHT. If the date on which the Premises are Ready for Occupancy precedes the Lease Commencement Date, then Tenant shall have the right to occupy the Premises commencing on the date the Landlord delivers the Premises to Tenant Ready for

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                                               [Encore Software]

                                       -7-
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Occupancy through and including the day immediately preceding the Lease
Commencement Date (the "Pre-Occupancy Period") without payment of Base Rent for such period, provided that all of the terms and conditions of the Lease shall apply (other than Tenant's obligations to pay Base Rent), as though the Lease Commencement Date had occurred upon such occupancy of the Premises by Tenant, although Lease Commencement Date shall not actually occur until the occurrence of the same pursuant to the terms of this Lease.

                                    ARTICLE 3

                                    BASE RENT

      Tenant shall pay, without prior notice or demand, to Landlord or Landlord's agent at the management office of the Project, or, at Landlord's option, at such other place as Landlord may from time to time designate in writing, by a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("BASE RENT") as set forth in Section 4 of the Summary, payable in equal monthly installments as set forth in Section 4 of the Summary, in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever (except as otherwise specifically set forth in this Lease). The Base Rent for the third (3rd) month of the Lease Term shall be paid at the time of Tenant's execution of this Lease. If any Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any such fractional month shall accrue on a daily basis during such fractional month and shall total an amount equal to the product of (i) a fraction, the numerator of which is the number of days in such fractional month and the denominator of which is the actual number of days occurring in such calendar month, and (ii) the then-applicable Monthly Installment of Base Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

                                    ARTICLE 4

                                 ADDITIONAL RENT

      4.1 GENERAL TERMS. In addition to paying the Base Rent specified in
Article 3 of this Lease, Tenant shall pay "Tenant's Share" of the annual "Direct Expenses," as those terms are defined in Sections 4.2.6 and 4.2.2 of this Lease, respectively, which are in excess of the amount of Direct Expenses applicable to the "Base Year," as that term is defined in Section 4.2.1, below; provided, however, that in no event shall any decrease in Direct Expenses for any Expense Year below Direct Expenses for the Base Year entitle Tenant to any decrease in Base Rent or any credit against sums due under this Lease. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are hereinafter collectively referred to as the "ADDITIONAL RENT", and the Base Rent and the Additional Rent are herein collectively referred to as "RENT." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant and Landlord which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent attributable to the period of time prior to the Lease Expiration Date, as may be extended pursuant to the terms of Section 2.2 of this Lease, or earlier termination of this Lease, and Landlord's obligation to refund to Tenant any overpayments of such Additional Rent, shall survive the expiration of the Lease Term. Notwithstanding the foregoing, other than Tax Expenses and costs incurred for utilities (the "EXCLUDED EXPENSES"), Tenant shall not be responsible for Tenant's Share of any Direct Expenses which are first billed to Tenant more than two (2) calendar years after the end of the Expense Year to which such Direct Expenses relate, provided that Tenant shall be responsible for Excluded Expenses first billed to Tenant more than two (2) calendar years after the end of the Expense Year to which such Excluded Expenses relate only to the extent that Landlord becomes aware of such increased Excluded Expenses following such two (2) year period due to governmental revision, supplementation or other governmental action which results in the adjustment of the Excluded Expenses.

      4.2 DEFINITIONS OF KEY TERMS RELATING TO ADDITIONAL RENT. As used in this
Article 4, the following terms shall have the meanings hereinafter set forth:

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            4.2.1 "BASE YEAR" shall mean the period set forth in Section 5 of the Summary.

            4.2.2 "DIRECT EXPENSES" shall mean "Operating Expenses" and "Tax Expenses."

            4.2.3 "EXPENSE YEAR" shall mean each full or partial calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

            4.2.4 "OPERATING EXPENSES" shall mean all expenses, costs and amounts of every kind and nature which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement or operation of the Project, or any portion thereof, subject to the terms and conditions of this Lease.

                  4.2.4.1 OPERATING EXPENSES: INCLUSIONS. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all utilities, the cost of operating, repairing, and maintaining, the utility, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with any governmentally mandated transportation system management program or similar program; (iii) the cost of all insurance carried by Landlord in connection with the Project; (iv) the cost of landscaping, relamping, with similar items and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof, or any area adjacent to the Project in connection with which Landlord is required to perform such services;
(v) costs incurred in connection with the parking areas servicing the Project (including costs of painting, restriping and resurfacing the parking areas servicing the Project); (vi) reasonable fees and other costs, including management fees, consulting fees, legal fees and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance and repair of the Project; (vii) payments under any equipment rental agreements and the fair rental value of any management office space; (viii) reasonable wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons engaged in the operation, maintenance and security of the Project; (ix) reasonable costs under any instrument currently in force pertaining to the sharing of costs by the Project; (x) operation, repair, and maintenance of all systems and equipment and components thereof of the Building; (xi) the reasonable cost of janitorial, alarm, security and other services, reasonable replacement of wall and floor coverings, ceiling tiles and fixtures in common areas with similar items, maintenance and replacement of curbs and walkways, repair to roofs; (xii) amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) the cost of capital improvements or other costs incurred in connection with the Project (A) which are reasonably intended to effect economies in the operation or maintenance of the Project, or any portion thereof, but only to the extent of reasonably intended cost savings, or (B) that are required under any governmental law or regulation enacted after the Lease Commencement Date; provided, however, that any capital expenditure shall be amortized with interest over its useful life as reasonably determined; (xiv) costs, fees, charges or assessments imposed by, or resulting from any mandate currently in force imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute "Tax Expenses" as that term is defined in
Section 4.2.5, below; (xv) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument currently in force pertaining to the sharing of costs by the Building. Any of the services which may be included in the computation of the Operating Expenses of the Building may be performed by divisions, subsidiaries or affiliates of Landlord, provided that the contracts for the performance of such services shall be materially consistent (in terms of price and quality of work) with similar contracts and transactions with unaffiliated entities for the performance of such services in comparable office buildings within the greater Los Angeles metropolitan area.

                  4.2.4.2 If Landlord does not carry earthquake insurance for the Building during the Base Year but subsequently obtains earthquake insurance for the Building during the Lease Term, then from and after the date upon which Landlord obtains such earthquake insurance and continuing throughout the period during which Landlord maintains such insurance,

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Operating Expenses for the Base Year shall be deemed to be increased by the amount of the premium Landlord would have incurred had Landlord maintained such insurance for the same period of time during the Base Year as such insurance is maintained by Landlord during such subsequent Expense Year. If the Building (or, with respect to Project-wide expenses, the Project) is not at least ninety-five percent (95%) occupied during all or a portion of the Base Year or any Expense Year, Landlord shall make an appropriate adjustment to the components of Operating Expenses for such year to determine the amount of Operating Expenses that would have been incurred had the Building (or, with respect to Project-wide expenses, the Project) been ninety-five percent (95%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year. In no event shall Landlord's grossed-up calculations for any particular expense result in a determination of such particular expense which, if applied to all tenants of the Building, would result in more than 100% of such expense being reimbursable to Landlord by all tenants of the Building, and if such calculations result in an excess, Tenant's Share of the amount in excess of 100% shall be returned to Tenant. All exclusions to Operating Expenses, as set forth above, shall be deducted prior to applying a gross-up methodology to any item of Operating Expenses. Only those items, or components of items, which are variable (i.e., costs which vary as a result of changes in occupancy of the Building such as cleaning, repair, maintenance, HVAC operation, etc.), as opposed to fixed costs (i.e., costs which do not vary as a result of changes in occupancy of the Building such as annual contracted inspections of systems of equipment, fixed security and insurance costs, etc.) shall be grossed-up. In the gross-up treatment, reasonable projections shall be used and sound real estate accounting principles, consistently applied, utilized.

                  4.2.4.3 OPERATING EXPENSES; EXCLUSIONS. Notwithstanding anything to the contrary contained in this Lease, "Operating Expenses" shall not include the following:

                        (i) Landlord's brokerage fees or commissions, finder's fees, space planning costs, attorneys' fees and other costs incurred by Landlord in leasing or attempting to lease space or operate concessions in the Project, including design, construction and construction management costs relating to tenant improvements of other tenants;

                        (ii) costs of design, entitlement, site preparation, planning, marketing, construction, and/or acquisition of new buildings, additional land or any expansion of or major physical change to the Building or the Project;

                        (iii) except as set forth in Section 4.2.4 (xii) and
Section 4.2.4 (xiii), costs of items considered capital repairs, replacements, improvements and equipment, or amortization or depreciation under generally accepted accounting principles consistently applied or otherwise except for minor capital improvements, tools or expenditures to the extent each such improvement or acquisition costs less than Three Thousand Dollars ($3,000) and the total cost of same are not in excess of Ten Thousand Dollars ($10,000) in any twelve (12) month period;

                        (iv) except as set forth in Section 4.2.4 (xii) and
Section 4.2.4 (xiii) and except to the extent reasonably required in connection with the operation, maintenance, or repair of the Project, costs for equipment or machinery incurred by Landlord after the Lease Commencement Date (unless same are reasonably anticipated to effectuate an annual reduction in Operating Expenses greater than the annual expense thereof to be included in Operating Expenses pursuant to the other terms and provisions hereof);

                        (v) except as set forth in Section 4.2.4 (xii) and
Section 4.2.4 (xiii), interest, principal, points and fees on debt or amortization on any mortgage, deed of trust or other debt secured, or unsecured, by the Project;

                        (vi) repairs or replacements to any utility systems which are dedicated to the use of a single other tenant or concession operator;

                        (vii) amounts paid for goods or services to any persons or entities related to Landlord in excess of the prevailing cost of such goods or services from competitive unrelated sources;

                        (viii) any fee to or charge by Landlord (or any person and/or entity related to Landlord) for management, supervision, employee costs, profit and/or general

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overhead, and any bookkeeping and accounting costs or expenses, except to the extent (i) incurred in connection with Landlord's in-house accountant, or (ii) included in the management fee permitted hereunder;

                        (ix) any cost which is the responsibility of any utility company, governmental agency, or other third party to the extent such cost is reimbursed to Landlord from such company, agency or other third party, or to the extent such cost is reimbursable but Landlord has failed to seek such reimbursement with due diligence;

                        (x) reserves for future expenses beyond current year anticipated expenses;

                        (xi) any costs or expenses for which Landlord is paid or reimbursed by insurance or a past or present tenant of the Project to the extent Landlord has failed to seek payment or reimbursement with due diligence;

                        (xii) all interest and penalties incurred as a result of Landlord's failure to pay bills as the same become due;

                        (xiii) charitable or political contributions;

                        (xiv) accountants' fees, arbitration fees, and other costs and expenses incurred in connection with any audits conducted by Landlord or any past or present tenant or any existing or prospective leasing, lease renewal, lease termination, lease modification or other negotiations or disputes with employees or contractors, present or prospective tenants or other occupants of the Project, or their assignees or sublessees, or lenders or ground lessors;

                        (xv) costs associated with the operation of the business of the entity which constitutes Landlord as the same are distinguished from the costs of operation of the Project, including accounting and legal matters, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Project or the entity constituting Landlord, and costs incurred by Landlord, in whole or in part, in connection with or as a result of Landlord's ownership, operation or management of any properties other than the Project;

                        (xvi) expenses in connection with services, repairs or other benefits for which Tenant is charged directly but which are provided without charge to another tenant or occupant of the Project, and costs for which tenants contract directly with the applicable service provider;

                        (xvii) costs incurred to comply with laws relating to the removal, remediation, containment or treatment of hazardous material (as defined under applicable law) which was in existence in, on or under the Building or on the Project prior to the Lease Commencement Date or is brought onto the Project after the Lease Commencement Date by any party other than Tenant;

                        (xviii) advertising and promotional expenditures, costs of installing, lighting or maintaining signs in or on the Project identifying the owner, manager, leasing agent or tenants of the Project;

                        (xix) any compensation paid or costs incurred in connection with commercial concessions operated by Landlord or third party operators;

                        (xx) rent for space occupied as a Project management office to the extent such space is larger than 5,000 rentable square feet; to the extent such management office is used for other purposes, including, without limitation, leasing activities, the rent and other charges associated with such office shall be prorated in an equitable manner;

                        (xxi) costs arising from the gross negligence or willful misconduct of Landlord's agents or tenants of the Project, and costs incurred due to the violation by Landlord of any law or the terms and conditions of any lease of space in the Project;

                        (xxii) costs incurred for the repair of damage or destruction or eminent domain/taking governed by the destruction and condemnation provisions of the Lease, except as provided in item xxxv, below;

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                        (xxiii) cost of meals, beverages and bottled water;

                        (xxiv) automobile or travel expense for Landlord or its agents;

                        (xxv) any bad debt loss, rent loss or reserves for bad debts or rent loss;

                        (xxvi) costs for acquisition and refurbishment (as opposed to ordinary repair) of sculpture, murals, paintings or other objects of art;

                        (xxvii) except as specifically permitted in Sections
4.2.4 (ii), (iv), (ix) and (xv), fees and payments to obtain or arising under any REA or any recorded easements, development agreements, participation agreements, covenants, conditions or restricting conditional use permits, traffic management programs, mitigation fees, conservation fees, housing replacement or linkage fees, or similar fees;

                        (xxviii) rentals and other related expenses incurred in leasing HVAC systems, elevators or other equipment ordinarily considered to be Capital Items, except for (1) expenses in connection with making repairs on or keeping Building Systems in operation while repairs are being made and (2) costs of equipment not affixed to the Building which is used in providing janitorial or similar services;

                        (xxix) the cost of any electric power provided to the rentable area of the Building (i) in excess of the amount provided to Tenant without charge to the extent that Landlord actually charges Tenant directly for such overstandard use, and (ii) which any tenant directly contracts with the local public service company or for which any tenant is separately or submetered and pays Landlord directly;

                        (xxx) any management fees whether paid to Landlord or a third party, in excess of those management fees which are normally and customarily charged by landlords of comparable buildings, or otherwise in excess of an amount (the "Maximum Amount") equal to the product of (A) five percent (5%) and (B) the amount of gross revenues for the Building, from office tenants;

                        (xxxi) costs of any "tap fees" or any sewer or water connection fees for the benefit of any particular tenant in the Building;

                        (xxxii) any entertainment, dining or travel expenses for any purpose;

                        (xxxiii) any "finders fees", brokerage commissions, job placement costs or job advertising cost;

                        (xxxiv) the cost of any training or incentive programs, other than for tenant life safety information services;

                        (xxxv) Tax Expenses;

                        (xxxvi) costs incurred in removing and storing the property of former tenants or occupants of the Building;

                        (xxxvii) the cost of any work or services performed for any tenant (including Tenant) at such tenant's cost (unless such cost is an allowable part of Operating Expenses);

                        (xxxviii) "takeover" expenses, including, but not limited to, the expenses incurred by Landlord with respect to space located in another building of any kind or nature in connection with the leasing of space in the Project;

                        (xxxix) costs of renovating the Building or preparing the Base Building for Tenant's occupancy;

                        (xl) cost of work or replacements covered by warranties;

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                        (xli) costs, expenses and charges incurred during the
Lease Term which are of the nature of a cost, expense or charge incurred during the Base Year but not included therein as an Operating Expense (unless the cost, expense or charge is imputed to have been included in Operating Expenses for the Base Year so that the Operating Expenses for the Base Year are appropriately adjusted);

                        (xlii) costs of installing, maintaining and operating any specialty service operated by Landlord including without limitation, any luncheon club or athletic facility, or the repair thereof;

                        (xliii) costs resulting from the failure of the Project, as of the Lease Commencement Date, to comply with laws applicable to the Project as of the Lease Commencement Date;

                        (xliv) costs to repair the tenant improvements within space occupied by any other tenant of the Building to the extent Tenant is charged directly for comparable repairs to the tenant improvements within the Premises.

      The foregoing schedule of exclusions from Operating Expenses is intended to function solely as an exclusionary listing and shall not be interpreted to permit or authorize any cost or expense which would not otherwise be considered to be an Operating Expense under the other terms and conditions of this Lease. In no event shall Landlord bill tenants of the Project in the aggregate for more than 100% of the cost actually incurred by Landlord for any item of Operating Expense. Landlord shall not include in Operating Expenses for any Expense Year after the Base Year any new category of Operating Expenses (for example, without limitation, relating to (i) earthquake insurance, (ii) parking garage operation expenses, or (iii) services provided by Landlord), unless such new category is
(a) required to comply with applicable governmental law or regulation, (b) reasonably necessary to maintain the safe occupancy and use of the Premises, Building and/or Project by Tenant and the other tenants of the Project, in which event such new category shall be included in the Base Year, such Expense Year and each Expense Year thereafter, or (c) reasonably approved by Tenant. Operating Expenses shall be calculated in a manner consistent with sound real estate management accounting principles, consistently applied.

            4.2.5 TAXES.

                  4.2.5.1 "TAX EXPENSES" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof. Tax Expenses for the Base Year shall be increased to equal the Tax Expenses, including ad valorem taxes and gross receipts taxes, which would be payable if the Building (if the Building is on a separate parcel, and if not, then the buildings that are on the applicable tax parcel) were fully occupied by tenants paying rental comparable to Tenant's rent, built out at a level comparable to Tenant's improvements, and the Building(s) fully assessed as a result of the foregoing.

                  4.2.5.2 Tax Expenses shall include, without limitation: (i) Any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("PROPOSITION 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the

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level and quality of governmental services and amenities as a result of
Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; and (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises.

                  4.2.5.3 Any costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in attempting to protest, reduce or minimize Tax Expenses (excluding, however, those costs and expenses incurred by Landlord in securing any Proposition 8 reduction as set forth in Section 4.2.5.4, below) shall be included in Tax Expenses in the Expense Year such expenses are paid. Except as set forth in Section 4.2.5.4, below, refunds of Tax Expenses shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Expense Year exceed the total amount paid by Tenant as Additional Rent under this Article 4 for such Expense Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased or decreased (except as otherwise provided herein) after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand or be refunded within thirty (30) days Tenant's Share of any such increased Tax Expenses included by Landlord as Building Tax Expenses pursuant to the terms of this Lease. Notwithstanding anything to the contrary contained in this Section 4.2.5 (except as set forth in Section 4.2.5.1, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items already included as Operating Expenses, (iii) any items paid by Tenant or other tenants under Section 4.5 of this Lease, and
(iv) Operating Expense exclusions (v), (x), (xi), (xii) and (xxvii).

                  4.2.5.4 Notwithstanding anything to the contrary set forth in this Lease, the amount of Tax Expenses for the Base Year and any Expense Year shall be calculated without taking into account any decreases in real estate taxes obtained in connection with Proposition 8, and, therefore, the Tax Expenses in the Base Year and/or an Expense Year may be greater than those actually incurred by Landlord, but shall, nonetheless, be the Tax Expenses due under this Lease; provided that (i) any costs and expenses incurred by Landlord in securing any Proposition 8 reduction shall not be included in Direct Expenses for purposes of this Lease, and (ii) tax refunds under Proposition 8 shall not be deducted from Tax Expenses, but rather shall be the sole property of Landlord. Landlord and Tenant acknowledge that this Section 4.2.5.4 is not intended to in any way affect (A) the inclusion in Tax Expenses of the statutory two percent (2.0%) annual increase in Tax Expenses (as such statutory increase may be modified by subsequent legislation), or (B) the inclusion or exclusion of Tax Expenses pursuant to the terms of Proposition 13, which shall be governed pursuant to the terms of Sections 4.2.5.1 through 4.2.5.3, above.

            4.2.6 "TENANT'S SHARE" shall mean the percentage set forth in
Section 6 of the Summary.

      4.3 ALLOCATION OF DIRECT EXPENSES.

            4.3.1 METHOD OF ALLOCATION. The parties acknowledge that the Building is a part of a multi-building project and that the costs and expenses incurred in connection with the Project (i.e. the Direct Expenses) should be shared between the tenants of the Building and the tenants of the other buildings in the Project. Accordingly, as set forth in Section 4.2 above, Direct Expenses (which consists of Operating Expenses and Tax Expenses) are determined annually for the Project as a whole, and a portion of the Direct Expenses, which portion shall be determined by Landlord on a reasonable and equitable basis, shall be allocated to the tenants of the Building (as opposed to the tenants of any other buildings in the Project) and such portion

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shall be the Direct Expenses for purposes of this Lease. Such portion of Direct
Expenses allocated to the tenants of the Building shall include all Direct Expenses attributable solely to the Building and a reasonable and equitable portion of the Direct Expenses attributable to the Project as a whole.

            4.3.2 COST POOLS. Landlord shall have the right, from time to time, to equitably allocate some or all of the Direct Expenses for the Project among different portions or occupants of the Project (the "COST POOLS"), in Landlord's reasonable discretion; provided that any such Cost Pools shall be employed by Landlord reasonably consistently in the Base Year and any applicable Expense Year(s). Such Cost Pools may include, but shall not be limited to, the office space tenants of a building of the Project or of the Project, and the retail space tenants of a building of the Project or of the Project. The Direct Expenses within each such Cost Pool shall be allocated and charged to the tenants within such Cost Pool in a reasonable and equitable manner.

      4.4 CALCULATION AND PAYMENT OF ADDITIONAL RENT. If for any Expense Year ending or commencing within the Lease Term, Tenant's Share of Direct Expenses for such Expense Year exceeds Tenant's Share of Direct Expenses applicable to the Base Year, then Tenant shall pay to Landlord, in the manner set forth in
Section 4.4.1, below, and as Additional Rent, an amount equal to the excess (the "EXCESS").

            4.4.1 STATEMENT OF ACTUAL DIRECT EXPENSES AND PAYMENT BY TENANT. Landlord shall give to Tenant within 180 days following the end of each Expense Year, a statement (the "STATEMENT") which shall state the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount of the Excess. Each Statement shall be itemized with reasonable detail as to general categories and shall specifically note the amount of each such category. Upon receipt of the Statement for each Expense Year commencing or ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due or within thirty (30) days following Tenant's receipt of the Statement, whichever is later, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that term is defined in Section 4.4.2, below. If the amount of the Excess is less than the amount paid by Tenant as Estimated Excess during the applicable Expense Year, Tenant shall receive a credit for such overpayment against the Rent next due under this Lease, provided that if the Lease Term has expired, Landlord shall pay the amount of Tenant's overpayment to Tenant. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this ARTICLE 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Direct Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant, within thirty (30) days following demand by Landlord, shall pay to Landlord such amount. The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Term.

            4.4.2 STATEMENT OF ESTIMATED DIRECT EXPENSES. In addition, Landlord shall endeavor to give Tenant within 180 days following the commencement of each Expense Year a yearly expense estimate statement (the "ESTIMATE STATEMENT") which shall set forth Landlord's reasonable estimate (the "ESTIMATE") of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated excess (the "ESTIMATED EXCESS") as calculated by comparing the Direct Expenses for such Expense Year, which shall be based upon the Estimate, to the amount of Direct Expenses for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this
ARTICLE 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Excess theretofore delivered to the extent necessary. Thereafter, Tenant shall pay, with its next installment of Base Rent due or within 30 days following Tenant's receipt of the Estimate Statement, whichever is later, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the next to last sentence of this Section 4.4.2). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

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      4.5 TAXES AND OTHER CHARGES FOR WHICH TENANT IS DIRECTLY RESPONSIBLE.

            4.5.1 Tenant shall be liable for and shall pay ten (10) days before delinquency, taxes levied against Tenant's equipment, furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant's equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

            4.5.2 If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation in excess the highest value for tenant improvements which Landlord includes in Tax Expenses without direct charge to the applicable tenant of the Building, then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above..

      4.6 LANDLORD'S BOOKS AND RECORDS. In the event that Tenant disputes the amount of Additional Rent set forth in any annual Statement delivered by Landlord, then within two (2) years after receipt of such Statement by Tenant, Tenant shall have the right to notify Landlord in writing that it intends to cause an independent certified public accountant (which accountant must be qualified and experienced, and must be employed by a firm which derives its primary revenues from its accounting practice) (the "THIRD PARTY AUDITOR") to inspect Landlord's accounting records at Landlord's office in the Building for the Expense Year covered by such Statement during normal business hours ("TENANT'S REVIEW"), provided that as a condition precedent to any such inspection, Tenant shall deliver to Landlord a copy of Tenant's written agreement with such Third Party Auditor, which agreement shall include a provision which states that such Third Party Auditor shall maintain in strict confidence any and all information obtained in connection with Tenant's Review and shall not disclose such information to any person or entity other than to the management personnel of Tenant. Tenant shall provide Landlord with not less than two (2) weeks' prior written notice of its desire to conduct Tenant's review. In connection with the foregoing review, Landlord shall furnish Tenant with such reasonable supporting documentation relating to the subject Statement (and the Statement for the Base Year, provided that such supporting documentation relating to the Statement for the Base Year shall be for informational purposes only and not for the purpose of any audit of the Base Year Statement if the time period for Tenant's audit of the Base Year Statement shall have expired) as Tenant may reasonably request. In no event shall Tenant have the right to conduct Tenant's Review if Tenant is then in default under the Lease with respect to any of Tenant's monetary obligations (following the expiration of all notice and cure periods set forth in Article 19), including, without limitation, the payment by Tenant of all Additional Rent amounts described in the Statement which is the subject of Tenant's Review, which payment, at Tenant's election, may be made under dispute. In the event that Tenant shall fail to provide Landlord with written notification within two (2) years following receipt of a particular Statement of Tenant's desire to conduct a Tenant's Review, Tenant shall have no further right to dispute the amounts of Additional Rent set forth on such Statement. In the event that following Tenant's Review Tenant continues to dispute the amounts of Additional Rent shown on Landlord's Statement and Landlord and Tenant are unable to resolve such dispute, then Landlord shall cause a final and determinative audit to be made by an independent accountant mutually and reasonably agreed upon by Landlord and Tenant, of the proper amount of the disputed items and/or categories of Direct Expenses to be shown on such Statement (the "FINAL AUDIT"). The results of such Final Audit shall be conclusive and binding upon both Landlord and Tenant unless either party objects to the results of such Final Audit by written notice delivered to the other party within ten (10) days following receipt by the parties of the result of the Final Audit, which objection must be accompanied by a request that the correctness of the Additional Rent determination for such Expense Year in question be determined pursuant to binding arbitration as set forth in Section 29.34 of this Lease. If the resolution of the parties' dispute with regard to the Additional Rent shown on the Statement, whether pursuant to Tenant's Review, the Final Audit or the Arbitration reveals an error in the calculation of Tenant's Share of Building Direct Expenses to be paid for such Expense Year, the parties' sole remedy shall be for the parties to make
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payments or reimbursements, as the case may be, to each other as are determined to be owing. Any such payments shall be made within thirty (30) days following the resolution of such dispute, along with interest at the "Interest Rate," as that term is defined in Article 25, below, from the date such amounts were originally due, until the date of such payment. At Tenant's election, Tenant may treat any overpayments (plus the interest described above) resulting from the foregoing resolution of such parties' dispute as a credit against Rent until such amounts are otherwise paid by Landlord. Tenant shall be responsible for all costs and expenses associated with Tenant's Review and any Final Audit, provided that if the parties' final resolution of the dispute involves the overstatement by Landlord of Direct Expenses for such Expense Year (or an understatement for the Base Year) in excess of five and one-half percent (5-1/2%), then Landlord shall be responsible for all reasonable, out-of-pocket costs and expenses associated with Tenant's Review and any Final Audit. In the event that the parties' dispute is resolved pursuant to Arbitration, Tenant shall be responsible for all costs and expenses associated with such Arbitration, provided that if the arbitrator's decision reveals that Landlord's determination of Tenant's Share of Direct Expenses as submitted to arbitration was overstated (or understated, with respect to the Base Year) by more than five and one-half percent (5-1/2%), then Landlord shall be responsible for all reasonable, out-of-pocket costs and expenses of such Arbitration. If another tenant of the Building audits Direct Expenses for the Building and, as a result of that audit, Landlord discovers a material error in Direct Expenses previously paid or to be payable by Tenant, Landlord shall make an appropriate adjustment to Direct Expenses to correct such error and shall provide Tenant with supporting documentation of such error at the time of such correction.

                                    ARTICLE 5

                                 USE OF PREMISES

      5.1 PERMITTED USE. Tenant shall use the Premises solely for the Permitted Use set forth in Section 7 of the Summary and only in accordance with the uses permitted under applicable zoning and other municipal regulations, and Tenant shall not use or permit the Premises or the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion.

      5.2 PROHIBITED USES. The uses prohibited under this Lease shall include, without limitation, use of the Premises or a portion thereof for (i) offices of any agency or bureau of the United States or any state or political subdivision thereof; (ii) offices or agencies of any foreign governmental or political subdivision thereof; (iii) offices of any health care professionals or service organization; (iv) schools or other training facilities which are not ancillary to corporate, executive or professional office use; (v) retail or restaurant uses; or (vi) communications firms such as radio and/or television stations. Tenant shall not allow occupancy density of use of the Premises which is greater than seven (7) persons per 1,000 usable square feet of the Premises. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in EXHIBIT D, attached hereto, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project including, without limitation, any such laws, ordinances, regulations or requirements relating to hazardous materials or substances, as those terms are defined by applicable laws now or hereafter in effect. Tenant shall not do or permit anything to be done in or about the Premises which will in any way damage the reputation of the Project or obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them or use or allow the Premises to be used for any improper, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Landlord acknowledges and agrees that Tenant's use of the Premises for first class general office use is not a prohibited use under this Section. Landlord shall use reasonable efforts to cause other tenants or occupants of the Project to comply with Rules and Regulations and to avoid any unreasonable, material interference of Tenant's use of the Premises as a result of the failure of such other tenants or occupants to comply with the Rules and Regulations. Landlord shall have the right from time to time upon written notice to Tenant to reasonably modify the Rules and Regulations, attached to and made a part of this Lease as EXHIBIT D, provided that the Rules and Regulations shall not be changed or revised or enforced in any unreasonable way by Landlord, nor enforced or changed by Landlord in such a way as to substantially interfere with "Tenant's Lease Rights," as that term is defined in Section 1.1.4 of this Lease. In the event of any conflict between this

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Lease and this Rules and Regulations, the Lease shall prevail and control and the inconsistent provisions of the Rules and Regulations shall not be inapplicable to Tenant.

      5.3 CC&RS. Tenant shall comply with all recorded covenants, conditions, and restrictions currently affecting the Project. Additionally, Tenant acknowledges that the Project may be subject to any future covenants, conditions, and restrictions (the "CC&RS") which Landlord, in Landlord's discretion, deems reasonably necessary or desirable, and Tenant agrees that, so long as such CC&Rs do not materially diminish Tenant's rights under this Lease and/or increase Tenant's obligations or costs under this Lease, this Lease shall be subject and subordinate to such CC&Rs. Subject to the foregoing, Landlord shall have the right to require Tenant to execute and acknowledge, within fifteen (15) business days of a request by Landlord, a "Recognition of Covenants, Conditions, and Restriction," in a form substantially similar to that attached hereto as EXHIBIT F, agreeing to and acknowledging the CC&Rs.

                                   ARTICLE 6

                             SERVICES AND UTILITIES

      6.1 STANDARD TENANT SERVICES. Landlord shall provide the following services on all days (unless otherwise stated below) during the Lease Term.

            6.1.1 Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning ("HVAC") when necessary for normal comfort for normal office use in the Premises from 8:00 A.M. to 6:00 P.M. Monday through Friday, and on Saturdays from 8:00 A.M. to 1:00 P.M. (collectively, the "BUILDING HOURS"), except for the date of observation of New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and, at Landlord's discretion, other nationally recognized holidays (collectively, the "HOLIDAYS").

            6.1.2 Subject to the other terms of this Lease, Landlord shall provide electrical wiring, facilities and capacity for connection to, and use by Tenant of, Tenant's lighting fixtures and incidental use equipment, provided that (i) the connected electrical load of the incidental use equipment does not exceed (on an average watts per usable square foot of the Premises basis) two and five-tenths (2.5) watts per usable square foot of the Premises during the Building Hours on a monthly basis, and the electricity so furnished for incidental use equipment will be at a nominal one hundred twenty (120) volts and no electrical circuit for the supply of such incidental use equipment will require a current capacity exceeding twenty (20) amperes (except as reasonably approved in advance by Landlord), and (ii) the connected electrical load of Tenant's lighting fixtures does not exceed (on an average watts per usable square foot of the Premises basis) one and five-tenths (1.5) watts per usable square foot of the Premises during the Building Hours on a monthly basis, and the electricity so furnished for Tenant's lighting will be at a nominal two hundred seventy-seven (277) volts, which electrical usage shall be subject to applicable laws and regulations, including Title 24. Tenant will design Tenant's electrical system serving any equipment producing nonlinear electrical loads to accommodate such nonlinear electrical loads, including, but not limited to, oversizing neutral conductors, derating transformers and/or providing power-line filters. Engineering plans shall include a calculation of Tenant's fully connected electrical design load with and without demand factors and shall indicate the number of watts of unmetered and submetered loads. Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises.

            6.1.3 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes in the Building Common Areas.

            6.1.4 Landlord shall provide janitorial services to the Premises five (5) days per week, except the date of observation of the Holidays, in and about the Premises in a manner materially consistent with the specifications shown on EXHIBIT "J", and window washing services in a manner and with a frequency consistent with those of the Comparable Buildings.

            6.1.5 Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during the Building Hours, and, subject to emergencies shall have at least one (1) elevator available at all other times to provide service to the Building.

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            6.1.6 Landlord shall provide nonexclusive, non-attended freight elevator service subject to scheduling with Landlord and Landlord's reasonable rules and regulations regarding use thereof.

      Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems.

      6.2 OVERSTANDARD TENANT USE. Tenant shall not, without Landlord's prior written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than Building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section
6.1 of this Lease except as permitted in this Lease. If Tenant uses water or electricity, in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, Tenant shall pay to Landlord, upon billing, the actual, reasonable and documented cost paid to third parties at arms length, without profit or overhead or penalty (the "ACTUAL COST"), in connection with such excess consumption. Furthermore, if Tenant uses electricity in an aggregate amount in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, Landlord may, at its option, install devices to separately meter such excess electrical use, and provided that such meters indicate excess usage by Tenant when measured on a monthly basis, Tenant shall pay to Landlord, within thirty
(30) days following demand by Landlord, the Actual Cost of any such devices. Tenant's use of electricity shall never exceed "Capacity," as that term is defined, below. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease (the "AFTER HOURS HVAC"), Landlord shall supply such utilities to Tenant at Sixty Dollars ($60) per hour per zone during the first Lease Year and thereafter such cost shall be subject to increase (but only to the extent that Landlord's Actual Cost for such After Hours HVAC shall increase). For purposes of this Section 6.2, "CAPACITY" shall mean 5.5 watts per usable square foot, provided that the foregoing "Capacity" shall be (a) inclusive of the 1.5 watts per usable square foot available for Tenant's fluorescent lighting, and (b) exclusive of the electricity utilized by the Building HVAC system.

      6.3 INTERRUPTION OF USE. Except as provided in Section 19.6.2, below, Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or casualty whatsoever, by acts of war or terrorism or by act or Default of Tenant; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent (except as provided in Section 19.6.2, below) or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6. Landlord may comply with voluntary controls or guidelines promulgated by any governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease, provided that the Premises are not thereby rendered untenantable and/or unfit for the Permitted Use.

      6.4 CERTAIN UTILITY AGREEMENTS. If Landlord enters into an agreement with a "Utility Provider" (as that term is defined below) whereby such Utility Provider shall provide to the Building all or a portion of a particular utility service that is used in the operation of the Project, the Common Areas, or by occupants of the Project (e.g., electricity, chilled or hot water for the HVAC system, natural gas, water, etc.) and Landlord obtains from such Utility Provider a "QUALIFIED DISCOUNT" (as that term is defined below), Tenant shall be entitled to Tenant's Share of such Qualified Discount for any such utility services that are allocable to the Building. For purposes of this Lease (i) a "UTILITY PROVIDER" shall mean either a municipal or private utility or a third party that supplies one or more utility services to the Building or Project, and
(ii) a "QUALIFIED DISCOUNT" shall mean a discount from the rate that Landlord otherwise would have

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paid and would have been included as part of Operating Expenses, whether or not such discount is in the form of a discounted rate or a lump sum payment to Landlord that is separate from the rate.

      6.5 TENANT'S SECURITY SYSTEM. Tenant may, at its own expense, install its own security system ("TENANT'S SECURITY SYSTEM") in the Premises as part of Tenant's initial construction of the Tenant Improvements or afterward pursuant to the terms of ARTICLE 8, below; provided, however, that Tenant shall coordinate the installation and operation of Tenant's Security System with Landlord to assure that Tenant's Security System does not interfere with any Landlord's security system in place as of the Lease Commencement Date and the Building systems and equipment and to the extent that Tenant's Security System unreasonably interferes with any Landlord's security system or the Building systems and equipment, Tenant shall not be entitled to install or operate it. Tenant shall be solely responsible, at Tenant's sole cost and expense, for the monitoring, operation and removal of Tenant's Security System.

      6.6 TENANT HVAC SYSTEM. Subject to the terms and conditions of Article 8 of this Lease, Tenant, at its sole expense, may install a supplemental HVAC system in the Premises at any time during the Lease Term, for the purpose of providing supplemental air-conditioning to the Premises (the "TENANT HVAC SYSTEM"). All aspects of the Tenant HVAC System shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed, unless the Building Systems or Building Structure and/or the exterior appearance of the Building will be affected, in which event Landlord's approval may be withheld in Landlord's sole and absolute discretion. In connection with the foregoing, Landlord may, at Tenant's sole cost and expense without profit or markup by Landlord, separately meter the electricity utilized by the Tenant HVAC System, and Tenant shall reimburse Landlord for the cost as reasonably determined by Landlord of all electricity utilized by the Tenant HVAC System. At the time of Landlord's approval of the Tenant HVAC System, Landlord shall notify Tenant as to whether or not the Tenant HVAC System must be removed by Tenant or surrendered with the Premises upon the expiration or earlier termination of this Lease, provided that if Landlord fails to provide such notice at the time its gives its consent to such Tenant HVAC System, then Tenant shall not be required to remove such Tenant HVAC System and the same shall be surrendered to Landlord along with the Premises upon the expiration or earlier termination of this Lease. Tenant shall be solely responsible, at Tenant's sole cost and expense, for the monitoring, operation, repair, replacement, and removal (subject to the foregoing terms of this Section 6.6), of the Tenant HVAC System, and in no event shall the Tenant HVAC System interfere with Landlord's operation of the Building. Any reimbursements owing by Tenant to Landlord pursuant to this Section 6.6 shall be payable by Tenant within thirty (30) days of Tenant's receipt of an invoice therefor.

                                    ARTICLE 7

                                     REPAIRS

      7.1 DUTIES OF REPAIR. Landlord shall maintain, repair and replace (i) the structural portions of the Building, including the foundation, floor/ceiling slabs, roof, curtain wall, exterior glass and mullions, columns, beams, shafts (including elevator shafts), exit stairs, Project parking facility, elevator cabs, and Building mechanical, electrical and telephone closets and Base Building (collectively, "BUILDING STRUCTURE"), and (ii) the mechanical, electrical, life safety, plumbing, sprinkler systems and HVAC systems installed or furnished by Landlord and not located within the Premises (the "BUILDING SYSTEMS"), in good order and repair and in a first class condition. The Building Structure and Building Systems shall be collectively referred to as the "BASE BUILDING." In addition, Landlord shall, at all times during the Lease Term, cause the Building Systems (including the Building HVAC units servicing the floor of the Building on which the Premises is located) to operate in such a manner which does not result in a level of noise and/or a level of vibration which unreasonably interferes with Tenant's use of the Premises. Except as to Landlord's obligations set forth above in this Section 7.1, Tenant shall, at Tenant's own expense, keep the Premises, including all Alterations, "Tenant Improvements," as that term is defined in the Tenant Work Letter, improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term. In addition, except as provided as part of Landlord's repair obligations set forth above or elsewhere in this Lease, Tenant shall, at Tenant's own expense, but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time, promptly and adequately complete all repairs which Tenant is obligated to complete; provided however, that, at Landlord's option, if Tenant fails to

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make such repairs, Landlord may, but need not, on not less than ten (10)
business days prior notice to Tenant (except in case of an emergency) make such repairs, and to the extent Tenant was obligated to undertake such repair at Tenant's sole cost, Tenant shall pay Landlord the cost thereof, including a reasonable percentage of the cost thereof sufficient to reimburse Landlord for the Actual Cost arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Notwithstanding the foregoing, following reasonable prior notice from Tenant, Landlord shall repair any items required to be repaired by Tenant pursuant to the terms of this
Section 7.1, provided that, in such event, Tenant shall pay to Landlord, within thirty (30) days following demand by Landlord, the Actual Cost incurred by Landlord in connection with such repairs. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make repairs, alterations, improvements or additions to the Premises or to the Building or to any equipment located in the Building as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

                                    ARTICLE 8

                            ADDITIONS AND ALTERATIONS

      8.1 LANDLORD'S CONSENT TO ALTERATIONS. Tenant shall have the have the right, without Landlord's consent, but upon at least ten(10) business days prior Notice to Landlord, to do the following: (a) make strictly cosmetic, non-structural additions and alterations ("COSMETIC ALTERATIONS") to the Premises that do not (i) involve the expenditure of more than $30,000.00 in the aggregate in any Lease Year; (ii) affect the exterior appearance of the Building or (iii) affect the Building Systems or the Building Structure and (b) paint and/or replace carpet and/or wall coverings within the Premises. Except in connection with Cosmetic Alterations, Tenant may make improvements, alterations, additions or changes to the Premises (collectively, the "ALTERATIONS") only upon first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant in accordance with the terms and conditions of this Article 8, and which consent shall not be withheld, conditioned or delayed by Landlord unless a Design Problem exists. A "DESIGN PROBLEM" is defined as, and will be deemed to exist if and to the extent such Alterations
(I) affect the exterior appearance of the Building; (II) adversely affect the Building Structure; (III) adversely affect the Building Systems; (IV) unreasonably interfere with any other occupant's normal and customary operations or (V) fail to comply with Applicable Laws or (VI) are visible from outside of the Premises. Except as provided in Section 8.5, below, the construction of the "Tenant Improvements," as that term is defined in Section 1 of the Tenant Work Letter, shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

      8.2 MANNER OF CONSTRUCTION. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, reasonable requirements, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, subcontractors, materials, mechanics and materialmen selected by Tenant from a list provided and approved by Landlord, the requirement that upon Landlord's request, Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term (but only as provided in Section 8.5 below). Landlord may further condition its approval of any proposed Alteration requested by Tenant upon some or all of the following requirements:
(a) that such Alteration shall comply with Landlord's then existing building standards for tenant improvement work (unless such Alteration is otherwise consistent (including without limitation, with respect to materials utilized), as reasonably determined by Landlord, with the Tenant Improvements ("CONSISTENT ALTERATIONS"); (b) that Landlord shall supervise the performance of such Alteration; (c) that subcontractor and/or consultants specified by Landlord shall be utilized to insure the integrity of the Building mechanical and electrical systems; and (d) that, as to any Alterations reasonably anticipated to cost in excess of $50,000, Tenant provides Landlord, at Tenant's sole cost and expense, a performance and/or payment bond or a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of the Alterations, to insure Landlord that said Alterations shall be completed satisfactorily to Landlord (provided, however, no such performance and/or payment bond shall be required in connection with the Tenant Improvements). If Landlord shall give its consent, the consent shall be deemed conditioned upon Tenant acquiring applicable permits to do the work from appropriate governmental agencies, the furnishing of a copy of such permit to Landlord prior to the

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commencement of the work, and the compliance by Tenant with all conditions of said permit in a prompt and expeditious manner. If any Alterations will involve the use of or disturb hazardous materials or substances existing in the Premises, Tenant shall comply with Landlord's rules and regulations concerning such hazardous materials or substances. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the City of Los Angeles, all in conformance with Landlord's construction rules and regulations. In the event Tenant performs any Alterations in the Premises which are not typical first class general office improvements and require or give rise to governmentally required changes to the "Base Building," as that term is defined below, then Landlord shall, at Tenant's expense, make such changes to the Base Building. The "BASE BUILDING" shall include the structural portions of the Building, and the public restrooms and the systems and equipment located in the internal core of the Building on the floor or floors on which the Premises are located as further set forth in Section 1 of the Tenant Work Letter. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to materially and adversely obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to materially and adversely obstruct the business of Landlord or other tenants in the Project. Tenant shall not use (and upon Notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas. In addition to Tenant's obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the management office for the Project a reproducible copy of the "as built" drawings of the Alterations as well as all permits, approvals and other documents issued by any governmental agency in connection with such Alterations.

      8.3 PAYMENT FOR IMPROVEMENTS. If payment is made directly to contractors, Tenant shall comply with Landlord's reasonable requirements for final lien releases and waivers in connection with Tenant's payment for work to contractors. Whether or not Tenant orders any work directly from Landlord, there shall be included within the cost of such work and Tenant shall pay to Landlord a fee for Tenant's use of Landlord's personnel involved with the supervision, coordination, inspection and the like pertaining to such Alterations. Said fee shall be two percent (2%) of the cost of the Alterations if the Alterations are performed by an outside general contractor (whether employed by Landlord or Tenant) and twelve percent (12%) of the cost of the Alterations if Landlord (or a subsidiary or an affiliate of Landlord) is acting as the general contractor, and such fee shall be paid by Tenant within ten (10) days after rendition of an invoice therefor.

      8.4 CONSTRUCTION INSURANCE. In addition to the requirements of Article 10 of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant or Tenant's contractor shall provide Landlord with evidence that Tenant carries "BUILDER'S ALL RISK" insurance in an amount reasonably approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof.

      8.5 LANDLORD'S PROPERTY. All Alterations, improvements, fixtures, equipment and/or appurtenances which may be installed or placed in or about the Premises, from time to time, shall be at the sole cost of Tenant (except as otherwise provided herein) and shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, fixtures and/or equipment which Tenant can substantiate to Landlord have not been paid for with any Tenant improvement allowance funds provided to Tenant by Landlord, provided Tenant repairs any damage to the Premises, and Building caused by such removal and returns the affected portion of the Premises to a Building standard tenant improved condition as determined by Landlord. Landlord may, by written notice to Tenant given at the time of Landlord's consent to or approval thereof, as applicable, require Tenant, prior to the end of the Lease Term or upon any earlier termination of this Lease, at Tenant's expense, to remove any Alterations or improvements in the Premises which are not consistent with (i) first-class general office space, and/or (ii) Landlord's Building standards for tenant improvements, and to repair any damage to the Premises, and Building caused by such removal and return the affected portion of the

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Premises to a Building standard tenant improved condition as reasonably determined by Landlord. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations or improvements in the Premises required to be removed pursuant to the above, and return the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord, then at Landlord's option, either (A) Tenant shall be deemed to be holding over in the Premises and Rent shall continue to accrue in accordance with the terms of Article 16, below, until such work shall be completed, and/or (B) Landlord may do so and may charge the cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing by or on behalf of Tenant of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease.

      8.6 RECOGNITION OF LANDLORD'S NOTICE OF NONRESPONSIBILITY. Before commencing any such work or construction in or about the Premises (provided Tenant has theretofore obtained any required Landlord's consent to the particular Alteration, which shall exclude any Cosmetic Alterations), Tenant shall notify Landlord at least ten (10) days in advance in writing of the expected date of commencement thereof. Landlord shall have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord deems necessary to protect the Premises and Landlord from the liens of mechanics, laborers, materialmen, suppliers or vendors. In the event that any liens are filed against the Premises by any mechanics, laborers, materialmen, suppliers or vendors, Tenant shall execute and/or cause the necessary parties to execute such lien releases as may be requested by Landlord to clear such liens from the Premises. In addition, Tenant covenants and agrees that it shall cause any and all contractors or other parties engaged by Tenant in connection with the construction of any Alterations, improvements, maintenance, repairs or other items to timely execute and deliver to Landlord a written acknowledgment in Landlord's standard form waiving, to the fullest extent permitted by law, any rights granted under any applicable owner's participation doctrine or related doctrines, rules, laws, ordinances, etc. and to further acknowledge that Landlord's Notice of Nonresponsibility (in Landlord's standard form) in connection therewith has been verified, has been properly posted, is valid and enforceable against such party. Tenant shall indemnify, defend and hold harmless Landlord in connection with any failure of Tenant to comply, or failure to cause any such contractors or other parties to comply, with the terms of this Section
8.6 of this Lease.

                                    ARTICLE 9

                             COVENANT AGAINST LIENS

      Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys' fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least ten (10) days prior to the commencement of any such work on the Premises (or such additional time as may be necessary under Applicable Laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. Tenant shall remove any such lien or encumbrance by bond or otherwise within twenty (20) days after Notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Building or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract.

                                   ARTICLE 10

                                    INSURANCE

      10.1 INDEMNIFICATION AND WAIVER. Except to the extent arising from matters set forth in items (i), (ii) and (iii), below, Tenant hereby assumes all risk of damage to property or injury

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to persons in, upon or about the Premises from any cause whatsoever and agrees that Landlord, its partners, members, subpartners, parents, subsidiaries, affiliates and their respective officers, agents, servants, employees, and independent contractors (collectively, "LANDLORD PARTIES") shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) ("CLAIMS AND EXPENSES") incurred in connection with or arising from any cause in, on or about the Premises any acts, omission, or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, of Tenant or any such person, in on or about the Project or any breach of the terms of this Lease, either prior to, during, or after the expiration of the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the negligence or willful misconduct of Landlord Parties. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy of the Premises, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees. Further, Tenant's agreement to indemnify Landlord pursuant to this Section 10.1 is not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease, to the extent such policies cover the matters subject to Tenant's indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination. Subject to the provisions of this Section 10.1, Landlord shall indemnify, defend, protect and hold Tenant and its partners, officers, agents, servants and employees (collectively, "TENANT PARTIES") harmless from and against any and all Claims and Expenses incurred in connection with, or arising form (i) any cause in or about the Project, the Land, the Building or the Common Areas (in each case other than the Premises), to the extent the same would be covered under a customary CGL Policy of insurance or is otherwise covered by Landlord's insurance; (ii) any negligence or willful misconduct of Landlord or of any Landlord Party or any Landlord contractor, whether in or about the Project, the Land, the Building, the Common Areas or the Premises, or (iii) a breach of this Lease by Landlord; provided, however, that the foregoing indemnity shall not apply to the extent of the negligence or willful misconduct of Tenant or its partners, members, subpartners, parents, subsidiaries, affiliates and their respective officers, agents, servants, employees, and independent contractors.

      10.2 LANDLORD'S INSURANCE. Landlord shall insure the Building (including the Building Structure and Building Systems) and the Project during the Lease Term against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage. Such coverage shall be in such amounts, from such companies, and on such other terms, as Landlord may from time to time reasonably determine. Additionally, at the sole option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Building or the ground or underlying lessors of the Building, or any portion thereof. Notwithstanding the foregoing terms of this Section 10.2, the coverage and amounts of insurance carried by Landlord in connection with the Building shall at a minimum be comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of Comparable Buildings (but in no event shall Landlord be required to carry earthquake insurance), and Worker's Compensation and Employee's Liability coverage as required by Applicable Law. The minimum limits of policies of insurance required of Landlord under the Lease shall not limit the liability of Landlord under this Lease with respect to claims covered by such insurance. Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises for other than the Permitted Use causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

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      10.3 TENANT'S INSURANCE. Tenant shall maintain the following coverages in the following amounts. Tenant may utilize blanket policies of insurance (and combinations of primary and excess/umbrella policies).

            10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Tenant's operations, and contractual liabilities (covering the performance by Tenant of its indemnity agreements) including a Broad Form endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in
Section 10.1 of this Lease, for limits of liability not less than:

            Bodily Injury and                $5,000,000 each occurrence
            Property Damage Liability        $5,000,000 annual aggregate

            Personal Injury Liability        $5,000,000 each occurrence
                                             $5,000,000 annual aggregate
                                             0% Insured's participation

            10.3.2 Physical Damage Insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the "Tenant Improvements," as that term is defined in Section 2.1 of the Tenant Work Letter, and any other improvements which exist in the Premises as of the Lease Commencement Date (excluding the Building Structure and Building Systems) (the "ORIGINAL IMPROVEMENTS"), and (iii) all other improvements, alterations and additions to the Premises which do not constitute the Building Structure or Building Systems. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value (subject to reasonable deductible amounts) new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, and explosion, and providing business interruption coverage for a period of one year.

            10.3.3 Worker's Compensation and Employer's Liability or other similar insurance pursuant to all applicable state and local statutes and regulations.

      10.4 FORM OF POLICIES. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, and any other party the Landlord so specifies, as an additional insured, including Landlord's managing agent, if any; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under
Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California;
(iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) be in form and content reasonably approved by Landlord; and (vi) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee of Landlord. All commercial general liability and property damage liability policies maintained by Tenant will contain a provision that Landlord and any other additional insured, although named as an insured, will nevertheless be entitled to recover under such policies for any loss sustained by Landlord, Landlord's agents, and Landlord's employees as a result of the acts or omissions of Tenant. Insurance required to be maintained by Tenant by this Article 10 may be subject to commercially reasonable deductibles (not to exceed $100,000.00). Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of bills therefor. If either party fails to carry the amounts and types of insurance required to be carried by it pursuant to this Lease, such failure

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shall be deemed to be a covenant and agreement by such party to self-insure with respect to the type and amount of insurance which such party so failed to carry, with full waiver of subrogation with respect thereto.

      10.5 SUBROGATION. Landlord and Tenant intend that their respective property loss risks shall be borne by reasonable insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right to the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that the waiver of subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor. Tenant will cause all other occupants of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord a waiver of claims similar to the waiver in this Section
10.5 and to obtain such waiver of subrogation rights endorsements.

      10.6 ADDITIONAL INSURANCE OBLIGATIONS. Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this
Article 10 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord. Notwithstanding any provisions of this Lease to the contrary, the obligations of Tenant to provide increased or new insurance hereunder shall be limited to the extent the same is (i) then customarily required by landlords of Comparable Buildings in connection with comparable tenants occupying comparable sized premises and (ii) reasonably available for purchase by Tenant at a commercially reasonable cost.

                                   ARTICLE 11

                             DAMAGE AND DESTRUCTION

      11.1 REPAIR OF DAMAGE TO PREMISES BY LANDLORD. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any Common Areas serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base Building and such Common Areas. Such restoration shall be to substantially the same condition of the Base Building and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, provided that access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, Tenant shall repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to their original condition. Prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall reasonably approve the contractors to perform such improvement work. If such fire or other casualty shall have damaged the Premises , or Common Areas which render the Premises unfit for occupancy for the purposes permitted under this Lease, Landlord shall allow Tenant a proportionate abatement of Rent, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied for the conduct of business by Tenant as a result thereof Tenant's right to rent abatement pursuant to the preceding sentence shall continue until Tenant has been provided a reasonable period to rebuild the portion of the Premises it is required to rebuild under this Article 11 (subject to Force Majeure), to install Tenant's property, furniture, fixtures, and equipment, and to move in over one (1) weekend.

      11.2 LANDLORD'S OPTION TO REPAIR. Notwithstanding the terms of Section
11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date

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giving Tenant one hundred twenty (120) days to vacate the Premises, but Landlord may so elect only if the Building or Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, Landlord terminates the leases of all tenants of the Building that are affected by the casualty in a manner similar to Tenant, and one or more of the following conditions is present: (i) in Landlord's reasonable judgment, repairs cannot reasonably be completed within three hundred sixty (360) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) except for an amount not to exceed the "Threshold Amount," as that term is defined below, the damage is not fully covered by Landlord's insurance policies; or (iii) the damage occurs during the last nine (9) months of the Lease Term. Notwithstanding the foregoing, if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the repairs cannot, in the reasonable opinion of Landlord, be completed within three hundred sixty and (360) days after being commenced, Tenant may elect, no earlier than sixty (60) days after the date of the damage and not later than ninety (90) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than one hundred twenty (120) days after the date such notice is given by Tenant. For purposes of this Section 11.2, the "Threshold Amount" shall equal $1,000,000.00; provided, however, that such amount shall be reduced by an amount equal to $16,129.03 on the first day of each month during the Lease Term.

      11.3 WAIVER OF STATUTORY PROVISIONS. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.

                                   ARTICLE 12

                                    NONWAIVER

      No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord or payment of Rent by Tenant shall not be deemed to be a waiver of any preceding breach by Landlord or Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance or payment of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and/or satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. No receipt of monies by Landlord from Tenant or by Tenant from Landlord after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any Notice shall reinstate, continue or extend the Lease Term or affect any Notice given Tenant prior to the receipt of such monies, it being agreed that after the service of Notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said Notice, suit or judgment. Tenant's payment of any Rent hereunder shall not constitute a waiver by Tenant of any breach or default by Landlord under this Lease nor shall Landlord's payment of monies due Tenant hereunder constitute a waiver by Landlord of any breach or Default by Tenant under this Lease.

                                   ARTICLE 13

                                  CONDEMNATION

      If the whole or any material part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-

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public use or purpose, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, provided that Landlord terminates all of the leases of all tenants of the Building that are affected by the taking (or a deed or other instrument in lieu thereof) in a manner comparable to Tenant, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, provided that in each event that such claim by Tenant is payable to Tenant or is otherwise separately identifiable, and provided further that if the recovery from the condemnor shall be paid into a common fund or paid to Landlord only, so long as amounts are specifically designated as payment for claims which are due Tenant pursuant to the terms of this ARTICLE
13. In addition, Tenant shall be entitled to 50% of the bonus value of this Lease (which bonus value shall be equal to the difference between the Rent payable under this Lease and the sum established by the condemning authority as the award for compensation for the leasehold estate). All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this ARTICLE 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable and useable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

                                   ARTICLE 14

                            ASSIGNMENT AND SUBLETTING

      14.1 TRANSFERS. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant desires Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty (30) days nor more than two hundred seventy (270) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the "Transfer Premium", as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer(iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee and any other information required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space and (v) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit E. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord's reasonable

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review and processing fees, as well as any reasonable professional fees
(including, without limitation, attorneys', accountants', architects', engineers' and consultants' fees) incurred by Landlord within thirty (30) days after written request by Landlord, provided that (I) in no event shall such fees and costs exceed $2,500.00 for a Transfer, and (II) no such fees and costs shall be due in connection with an assignment or sublease which does not require the consent of Landlord pursuant to the terms of this Article 14.

      14.2 LANDLORD'S CONSENT. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Landlord shall grant or deny its consent to a proposed Transfer within thirty (30) days following the date Landlord receives the Transfer Notice. Any denial of Landlord's consent shall be accompanied by a statement indicating the reasonable grounds upon which Landlord denied such consent. In the event that Landlord shall fail to grant or deny its consent within the foregoing thirty (30) day period, and shall fail to grant or deny its consent within three (3) business days following receipt of notice thereof from Tenant, Landlord's consent shall be deemed granted. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

            14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project, as reflected by the then existing tenants of the Project;

            14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

            14.2.3 The Transferee is either a governmental agency or instrumentality thereof;

            14.2.4 The Transfer occurs during the period from the Lease Commencement Date until the earlier of (i) the first anniversary of the Lease Commencement Date, or (ii) the date at least ninety percent (90%) of the rentable square feet of the Building is leased, and the rent charged by Tenant to such Transferee during the term of such Transfer (the "TRANSFEREE'S RENT"), calculated using a present value analysis, is less than ninety percent (90%) of the rent being quoted by Landlord at the time of such Transfer for comparable space in the Building for a comparable term (the "QUOTED RENT"), calculated using a present value analysis;

            14.2.5 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested;

            14.2.6 The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease; or

            14.2.7 Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, occupies space in the Project at the time of the request for consent and Landlord has space in the Project which is reasonably sufficient, and can provide tenant improvements which are reasonably adequate, to satisfy the proposed Transferee's requirements, provided that the terms of this Section 14.2.7 shall be inapplicable in connection with a proposed sublease to be entered into by Tenant during the last twenty-four (24) months of the Lease Term which is for a term (inclusive of renewals) of twenty-four (24) months or less.

      If Landlord consents to any Transfer pursuant to the terms of this Section
14.2 (and does not exercise any recapture rights Landlord may have under Section
14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice
(i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee in any

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material manner than the terms set forth in Tenant's original Transfer Notice,
Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.4 of this Lease).

      14.3 TRANSFER PREMIUM. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee; provided, however, that Tenant shall not be required to pay to Landlord any Transfer Premium until such time as Tenant has recovered from payments or other consideration made by the Transferee in consideration of the Transfer all applicable "Tenant's Subleasing Costs," as that term is defined in this Section
14.3. "TRANSFER PREMIUM" shall mean all rent, additional rent or other consideration payable by such Transferee in connection with the Transfer in excess of the Rent and Additional Rent payable (in lieu of or in addition to rent) by Tenant under this Lease during the term of the Transfer on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer,
(ii) any free base rent reasonably provided to the Transferee, and (iii) any brokerage commissions and/or marketing fees in connection with the Transfer (iv) any key money, bonus money or other cash consideration paid by Tenant to Transferee for furniture, fixtures, equipment and/or similar items; (v) any attorney fees actually incurred by Tenant in connection with such Transfer; (vi) the aggregate amount of Base Rent and Additional Rent paid by Tenant during the period prior to the commencement of the term of the Transfer during which Tenant does not occupy the Subject Space, commencing on and after the "Downtime Start Date" (as defined below); (vii) any lease takeover incurred by Tenant in connection with the Transfer; and (viii) out-of-pocket costs of advertising the space subject to the Transfer (collectively, "SUBLEASING COSTS"). The "DOWNTIME START DATE" shall mean the later of (A) the date which Tenant vacates and does not reoccupy the Subject Space and delivers notice of the same to Landlord, and
(B) the date Tenant enters into a listing agreement for the Subject Space with a reputable broker, and provides Landlord with notice thereof. "Transfer Premium" shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer; provided, however, under no circumstances shall Landlord be paid any Transfer Premium until Tenant has recovered all applicable Tenant's Subleasing Costs for each applicable Transferred Space, it being understood that if in any year the gross revenues, less the deductions set forth and included in Tenant's Subleasing Costs, are less than any and all costs actually paid in assigning or subletting the affected space (collectively "TRANSACTION COSTS"), the amount of the excess Transaction Costs shall be carried over to the next year and then deducted from net revenues with the procedure repeated until a Transfer Premium is achieved.

      14.4 LANDLORD'S OPTION AS TO SUBJECT SPACE. Notwithstanding anything to the contrary contained in this Article 14, in the event Tenant contemplates a Transfer (specifically excluding an assignment or sublease under Section 14.8 of this Lease) which, when aggregated with all other Transfers, would constitute a Transfer of more than fifty percent (50%) of the rentable area of the Premises, Tenant shall give Landlord notice (the "INTENTION TO TRANSFER NOTICE") of such contemplated Transfer (whether or not the contemplated Transferee or the terms of such contemplated Transfer have been determined). The Intention to Transfer Notice shall specify the portion of and amount of rentable square feet of the Premises which Tenant intends to Transfer (the "CONTEMPLATED TRANSFER SPACE"), the contemplated date of commencement of the Contemplated Transfer (the "CONTEMPLATED EFFECTIVE DATE"), and the contemplated length of the term of such contemplated Transfer, and shall specify that such Intention to Transfer Notice is delivered to Landlord pursuant to this Section 14.4 in order to allow Landlord to elect to recapture the Contemplated Transfer Space for the term set forth in the Intention to Transfer Notice. Thereafter, Landlord shall have the option, by giving written notice to Tenant (the "RECAPTURE NOTICE") within thirty (30) days after receipt of any Intention to Transfer Notice, to recapture the Contemplated Transfer Space; provided, however, within five (5) business days of Tenant's receipt of the Recapture Notice, Tenant may, by written notice to Landlord, withdraw its Intention to Transfer Notice (the "SUBLEASE WITHDRAWAL NOTICE"), in which case the subject Intention to Transfer Notice and the subject Recapture Notice shall be null and void and of no force or effect. Any such recapture by Landlord shall cancel and terminate this Lease with respect to such Contemplated Transfer Space as of the Contemplated Effective Date as set forth

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in the Intention to Transfer Notice. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent and Security Deposit reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord recaptures the Premises or any portion thereof, Landlord shall pay Tenant the unamortized amount (amortized on a straightline basis over the Lease Term) of the cost of any permanently affixed improvements paid for by Tenant relating to such portion of the Premises. Landlord shall be responsible for installing, at its cost, any demising wall and other improvements necessary to separate the recaptured space from the balance of the Premises and for HVAC balancing and separation of electrical circuits. If Landlord declines, or fails to elect in a timely manner to recapture such Contemplated Transfer Space under this Section 14.4, then, subject to the other terms of this Article 14, for a period of nine
(9) months (the "NINE MONTH PERIOD"). Landlord shall not have any right to recapture the Contemplated Transfer Space with respect to any Transfer made during the Nine Month Period, provided that any such Transfer is substantially on the terms set forth in the Intention to Transfer Notice; provided however, that any such Transfer shall be subject to the remaining terms of this Article
14. If such a Transfer is not so consummated within the Nine Month Period (or if a Transfer is so consummated), then upon the expiration of the term of any Transfer of such Contemplated Transfer Space consummated within such Nine Month Period), Tenant shall again be required to submit to Landlord a new Intention to Transfer Notice with respect to any Contemplated Transfer, as provided in this
Section 14.4.

      14.5 EFFECT OF TRANSFER. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request (but not more than once every twelve (12) months of the Lease Term) a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than five and one-half percent (5-1/2%), Tenant shall pay Landlord's costs of such audit, otherwise the cost shall be borne by Landlord.

      14.6 INTENTIONALLY OMITTED.

      14.7 OCCURRENCE OF DEFAULT. Any Transfer hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, Landlord shall have the right to:
(i) treat such Transfer as canceled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in Default under this Lease, Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such Default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in Default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord's enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord's right to enforce any term of this Lease against Tenant or any other person. If Tenant's obligations hereunder have been guaranteed, Landlord's consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer.

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      14.8 NON-TRANSFERS. Notwithstanding anything to the contrary contained in this Article 14, neither (i) an assignment of the Premises to a transferee which is the resulting entity of a merger or consolidation of Tenant with another entity, (ii) a sale by Tenant of all or substantially all of its assets to another entity, (iii) transfers of shares of stock, partnership, interests, or membership interests of Tenant or any affiliate of Tenant if Tenant or such affiliate is a publicly-held company, nor (iv) an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (an "AFFILIATE") (an entity which is controlled by, controls, or is under common control with, Tenant), shall be deemed a Transfer under this Article 14, provided that, with respect to item (iv) above only, Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such assignment or sublease or such affiliate, to the extent such documents and /or information is required to prove that such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease. In no event shall any Transfer Premium be payable to Landlord for any transfer described in items (i) through (iv) of this Section
14.8. "CONTROL," as used in this Section 14.8, shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity.

                                   ARTICLE 15

                      SURRENDER OF PREMISES; OWNERSHIP AND
                            REMOVAL OF TRADE FIXTURES

      15.1 SURRENDER OF PREMISES. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.

      15.2 REMOVAL OF TENANT PROPERTY BY TENANT. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15 and Sections 8.2 and 8.5, quit and surrender possession of the Premises to Landlord in good order and condition of this Lease, reasonable wear and tear, casualty, and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, subject to the terms of Sections 8.2 and 8.5 of this Lease, and subject to the last sentence of this Section 15.2, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises, any Tenant Improvements or Alterations designated by Landlord in accordance with the terms of this Lease, all debris and rubbish, and such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions, all signs and placards, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles, as Landlord may, in its reasonable discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal. Landlord may elect to retain or dispose of, in any manner, any Alterations or Tenant's personal property that Tenant does not remove (and was not directed by Landlord to remove) from the Premises on the expiration or termination of the Term. Title to any such Alterations or Tenant's personal property that Landlord elects to retain or dispose of on expiration of the Term shall vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any such Alterations or Tenant's personal property. Tenant shall be liable to Landlord for Landlord's reasonable and actual costs for storing, removing and disposing of any Alterations or Tenant's personal property and shall indemnify and hold Landlord harmless from the claim of any third party to an interest in said personal property.

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                                   ARTICLE 16

                                  HOLDING OVER

      If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case, Rent shall be payable at a monthly rate equal to one hundred twenty-five percent (125%) of the Rent applicable during the last rental period of the Lease Term under this Lease for the first sixty (60) days of such holding over and thereafter equal to one hundred fifty percent (150%) of the Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. For purposes of this Article 16, a holding over shall include, without limitation, (i) Tenant's remaining in the Premises after the expiration or earlier termination of the Lease Term, as required pursuant to the terms of Section 8.5, above, to remove any Alterations or improvements located within the Premises and replace the same as requested by Landlord with Building standard improvements, or (ii) Tenant's failure to remove items and restore the Premises as required in Article 15, above. Nothing contained in this
Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If, after the termination or expiration of this Lease, Tenant fails to surrender the Premises within five (5) days following written notice from Landlord , in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom.

                                   ARTICLE 17

                              ESTOPPEL CERTIFICATES

      Within ten (10) business days following a request in writing by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of EXHIBIT E, attached hereto (or such other form as may be reasonably required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project. Within ten (10) business days following request by Tenant, Landlord shall deliver a commercially reasonable form of estoppel certificate as may be reasonably requested by Tenant or a purchaser or lender of Tenant, indicating therein any exceptions thereto that may exist at that time. At any time during the Lease Term, if Tenant is not then a public company reporting under applicable federal securities laws, Landlord may require Tenant to provide Landlord with a current financial statement and financial statements of the two
(2) years prior to the current financial statement year. Failure of Tenant to timely execute, acknowledge and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception. Landlord shall, within ten (10) business days after receipt of Tenant's written request therefor, execute and deliver to Tenant an estoppel certificate certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification) and the date, if any, to which rental and other sums payable hereunder have been paid.

                                   ARTICLE 18

                          SUBORDINATION AND ATTORNMENT

      18.1 SUBORDINATION. This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Building or Project and to the lien of any mortgage,

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trust deed or other encumbrances now or hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Landlord hereby covenants to Tenant that the Building, is not, as of the date hereof, encumbered by or subject to any mortgage, trust deed or other debt related encumbrance. Landlord's delivery to Tenant of commercially reasonable non-disturbance agreement(s) (the "NONDISTURBANCE AGREEMENT") in favor of Tenant from any ground lessors, mortgage holders or lien holders of Landlord who come into existence following the date hereof but prior to the expiration of the Lease Term shall be in consideration of, and a condition precedent to, Tenant's agreement to be bound by the terms of this Article 18 with respect thereto. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn, without any deductions or set-offs whatsoever, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant's occupancy, so long as Tenant timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant. Landlord's interest herein may be assigned as security at any time to any lienholder. Tenant shall, within ten (10) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases.

                                   ARTICLE 19

                               DEFAULTS; REMEDIES

      19.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute a "Default" or "default" of this Lease by Tenant:

            19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due unless such failure is cured within ten (10) days after written notice; or

            19.1.2 Except where a specific time period is otherwise set forth for Tenant's performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a Default by Tenant under this Section 19.1.2, any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that if the nature of such Default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in Default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such Default, but in no event exceeding a period of time in excess of ninety (90) days after written notice thereof from Landlord to Tenant; or

            19.1.3 To the extent permitted by law, a general assignment by Tenant or any guarantor of this Lease for the benefit of creditors, or the taking of any corporate action in furtherance of bankruptcy or dissolution whether or not there exists any proceeding under an insolvency or bankruptcy law, or the filing by or against Tenant or any guarantor of any proceeding under an insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant or any guarantor the same is dismissed within ninety (90) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, unless possession is restored to Tenant or such guarantor within ninety (90) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within ninety (90) days; or

            19.1.4 Intentionally omitted; or

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            19.1.5 The failure by Tenant to observe or perform according to the provisions of Articles 5, 14, 17 or 18 of this Lease where such failure continues for more than ten (10) business days after notice from Landlord; or

            19.1.6 Intentionally omitted.

      If Tenant disputes that any amount is due and payable by Tenant pursuant to the Lease, Tenant shall have the right, without waiving any of its rights at law or in equity, to pay any such amount under protest and thereafter to seek recovery of all or any part thereof by Landlord.

      All notices to be given pursuant to this Section 19 shall be in addition to, and not in lieu of, the notice requirements of California Code of Civil Procedure Section 1161.

      19.2 REMEDIES UPON DEFAULT. Upon the occurrence of any event of Default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

            19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                        (i) The worth at the time of any unpaid rent which has been earned at the time of such termination; plus

                        (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                        (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                        (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; provided that to the extent any new lease involves space other than the Premises or extends beyond the then Lease Term, only those costs, expenses, commissions and concessions attributable to the Premises or the remainder of the then Lease Term, as determined on a straight line basis, shall be recoverable by Landlord; and

                        (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

      The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

            19.2.2 Intentionally omitted.

            19.2.3 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and

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recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

            19.2.4 Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 through 19.2.3, above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

      19.3 SUBLEASES OF TENANT. If Landlord elects to terminate this Lease on account of any Default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises.

      19.4 EFFORTS TO RELET. No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord's interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.

      19.5 LANDLORD DEFAULT.

            19.5.1 GENERAL. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall not to be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease unless Landlord fails to perform such obligation within thirty (30) days after receipt of notice from Tenant, specifying in detail Landlord's failure to perform; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall commence such performance within such thirty (30) day period and thereafter diligently pursue the same to completion. Upon such default by Landlord under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity.

            19.5.2 ABATEMENT OF RENT. In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, as a result of (i) any repair, maintenance or alteration performed by Landlord, or which Landlord failed to perform, after the Lease Commencement Date and required by this Lease, which substantially interferes with Tenant's use of the Premises, (ii) any failure to provide services, utilities or access to the Premises, (iii) damage and destruction of or eminent domain proceedings in connection with the Premises, the Project or the parking facility servicing the Project, or (iv) the presence of hazardous materials not brought on the Premises by Tenant, its employees, agents, invitees or customers (any such set of circumstances as set forth in items (i) through (iv), above, to be known as an "ABATEMENT EVENT"), then Tenant shall give Landlord notice of such Abatement Event, and if such Abatement Event continues for five (5) consecutive business days after Landlord's receipt of any such notice (the "ELIGIBILITY PERIOD"), then the Base Rent, Tenant's Share of Direct Expenses, and Tenant's obligation to pay for parking shall be abated or reduced, as the case may be, from the commencement of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, a portion of the Premises for a period of time from the commencement of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Base Rent and Tenant's Share of Building Direct Expenses and Tenant's obligation to

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pay for parking for the entire Premises shall be abated for such time as Tenant continues to be so prevented from using, and does not use, the Premises. If, however, Tenant reoccupies any portion of the Premises during such period, the Rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date Tenant reoccupies such portion of the Premises. Such right to abate Base Rent, Tenant's Share of Direct Expenses, and Tenant's parking charges shall be Tenant's sole and exclusive remedy at law or in equity to abate rent for an Abatement Event. If Tenant's right to abatement occurs because of an eminent domain taking and/or because of damage or destruction to the Premises, the Project's parking facility, and/or the Project, Tenant's abatement period shall continue until Tenant has been given sufficient time, and sufficient access to the Premises, to rebuild such portion it is required to rebuild, to install its property, furniture, fixtures, and equipment to the extent the same shall have been removed as a result of such damage or destruction and to move in over a weekend. Except as provided in this Section 19.5.2, nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder.

                                   ARTICLE 20

                           COVENANT OF QUIET ENJOYMENT

      Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by Landlord or any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied, except for those covenants expressly set forth in this Lease.

                                   ARTICLE 21

                                SECURITY DEPOSIT

      Concurrent with Tenant's execution of this Lease, Tenant shall deposit with Landlord a security deposit (the "SECURITY DEPOSIT") in the amount set forth in Section 8 of the Summary, as security for the faithful performance by Tenant of all of its obligations under this Lease and any renewals or extensions of this Lease. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, the removal of property and the repair of resultant damage, Landlord may, without notice to Tenant, but shall not be required to apply all or any part of the Security Deposit for the payment of any Rent or any other sum in default and Tenant shall, upon demand therefor, restore the Security Deposit to its original amount within five (5) days after written notice from Landlord. Any unapplied portion of the Security Deposit shall be returned to Tenant, or, at Landlord's option, to the last assignee of Tenant's interest hereunder, within sixty (60) days following the expiration of the Lease Term so long as Tenant is not in default under this Lease. Tenant shall not be entitled to any interest on the Security Deposit. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any successor statute.

                                   ARTICLE 22

                              INTENTIONALLY DELETED

                                   ARTICLE 23

                                      SIGNS

      23.1 FULL FLOORS. Subject to Landlord's prior written approval, in its reasonable discretion, and provided all signs are in keeping with the quality, design and style of the Building and Project, Tenant, at its sole cost and expense, may install identification signage anywhere in the Premises, including the elevator lobby of the Premises, provided that such signs must not be visible from the exterior of the Building.

      23.2 INTENTIONALLY DELETED.

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      23.3 PROHIBITED SIGNAGE AND OTHER ITEMS. Except as expressly set forth in this Lease, any signs, notices, logos, pictures, names or advertisements which are installed and that have not been separately approved by Landlord may be removed (with prior written notice to Tenant) by Landlord at the sole expense of Tenant. Tenant may not install any signs on the exterior or roof of the Project or the Common Areas. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, in its reasonable discretion.

      23.4 BUILDING DIRECTORY. Tenant shall have the right, as part of the initial Tenant Improvements, to cause Tenant's business unit name to be displayed on the building directory in building standard font and size. Any changes to the initial strip containing Tenant's name on the Building directory shall be at Tenant's sole cost and expense.

      23.5 MONUMENT SIGNAGE. Tenant shall be entitled, as part of the initial Tenant Improvements, to install non-exclusive identification signage (the "MONUMENT SIGNAGE") on the multi-tenant Building monument sign (the "MONUMENT"). The position on the Monument that Tenant's Monument Signage shall occupy shall be either the second (2nd) or third (3rd) position from the top position as designated by Landlord. The Monument Signage shall be non-exclusive to Tenant and Landlord shall have the right to grant other tenants of the Building the right to install identification signage on the Monument. Upon the expiration or earlier termination of this Lease, Tenant shall be responsible, at Tenant's sole cost and expense, for the removal of the Monument Signage and the repair of any damage resulting therefrom to the Monument to the satisfaction of Landlord, including, without limitation, repairing and/or replacing the Monument and/or repairing and/or replacing any landscaping surrounding the Monument which is caused by such removal. All aspects of the Monument Signage, including, but not limited to, quality, design, style, lighting and size, as applicable, shall be
(a) consistent with Landlord's Building standard signage program, (b) subject to Landlord's prior written approval, in Landlord's reasonable discretion, and (c) subject to and in compliance with all Applicable Laws. Further, Tenant shall be responsible, at its sole cost and expense, for the maintenance, repair, replacement and removal of the Monument Signage. Should the name of Tenant be legally changed to another name (the "New Name"), Tenant shall be entitled to modify, at Tenant's sole cost and expense, Tenant's name on the Monument Signage to reflect Tenant's New Name, so long as Tenant's New Name is not an "Objectionable Name." The term "Objectionable Name" shall mean any name which relates to an entity which is of a character or reputation, or is associated with a political orientation or faction, which is inconsistent with the quality of the Project, or which would otherwise reasonably offend a prudent landlord of the Comparable Buildings. The rights to the Monument Signage granted herein shall be deemed personal to the Original Tenant (and not any assignee, sublessee or transferee of Tenant's interest in this Lease) and shall terminate if at any time the Tenant and the Right Holders cease to collectively occupy not less than fifty percent (50%) of the Premises.

                                   ARTICLE 24

                               COMPLIANCE WITH LAW

      Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated ("APPLICABLE LAWS"). Subject to Landlord's obligations as set forth in this ARTICLE 24, at its sole cost and expense, Tenant shall promptly comply with all such governmental measures which relate to
(i) Tenant's use of the Premises, (ii) the Alterations Tenant Improvements (as to the Alterations and Tenant Improvements only but not as to any other part of the Building triggered thereby, except as set forth in item (iii), below), (iii) the Base Building, Building Systems and Building Structure, but only to the extent such obligations are triggered by Tenant Improvements or Alterations which are not customary general office improvements or Tenant's non-general office use; provided, however, that Tenant's obligation to comply with Applicable Laws shall only apply to the extent Tenant's failure to comply therewith would (a) prohibit Landlord or any tenant of the Building from obtaining or maintaining a certificate of occupancy for all or any portion of the Building, (b) unreasonably and materially affect the safety of any tenants, occupants, invitees, employees or any other person at the Building, (c) impose an unreasonable health hazard for any such persons, and/or (d) otherwise materially adversely affect Landlord and/or the Building (items (a) through (d) to be referred to herein as "TENANT'S COMPLIANCE

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CONDITIONS"). Should any standard or regulation now or hereafter be imposed on
Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. Subject to the foregoing terms of this ARTICLE 24, and the terms of this Lease, Landlord shall, at its sole cost and expense, comply with laws relating to the Base Building, Building Systems, Building Structure and the Common Areas; provided, however, that Landlord's obligation to comply with such Applicable Laws shall only apply to the extent that failure to comply with therewith would (I) impose an unreasonable health hazard to the occupants of the Premises, (II) prohibit Tenant from obtaining or maintaining a certificate of occupancy for the Premises, (III) unreasonably and materially affect the safety of any tenants, occupants, invitees, employees or any other person at the Building, or (IV) otherwise materially adversely affect Tenant and/or the Premises (items (I) through (IV) to be referred to herein is "LANDLORD'S COMPLIANCE CONDITIONS"). Notwithstanding anything to the contrary set forth in this ARTICLE 24, Tenant's and Landlord's obligation under this ARTICLE 24 shall commence upon the Lease Commencement Date.

                                   ARTICLE 25

                                  LATE CHARGES

      Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent or Additional Rent due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing, administration and accounting charges and late charges which may be imposed on Landlord by the terms of any encumbrance covering the Premises. Accordingly, If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after said amount is due more than once in a Lease Year, then Tenant shall pay to Landlord a late charge equal to three and one-half percent (3.5%) of the overdue amount. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within ten (10) days after the date they are due shall bear interest from the date when due until paid at a rate per annum (the "INTEREST RATE") equal to the lesser of (i) the annual "BANK PRIME LOAN" rate cited in the Federal Reserve Statistical Release Publication G.13(415), published on the first Tuesday of each calendar month (or such other comparable index as Landlord and Tenant shall reasonably agree upon if such rate ceases to be published) plus two (2) percentage points, and (ii) the highest rate permitted by applicable law.

                                   ARTICLE 26

              LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

      26.1 LANDLORD'S CURE. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, then upon an additional ten (10) days' Notice from Landlord, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part without waiving its rights based upon any Default of Tenant and without releasing Tenant from any obligations hereunder.

      26.2 TENANT'S REIMBURSEMENT. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within thirty (30) days following demand by Landlord to Tenant sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1. Tenant's obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

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                                   ARTICLE 27

                                ENTRY BY LANDLORD

      Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant (except in the case of an emergency) to enter the Premises to
(i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or tenants, or to current or prospective mortgagees, ground or underlying lessors or insurers (but as to prospective tenants, only during the last twelve
(12) months of the Lease Term unless Tenant is in Default under this Lease);
(iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building, or for structural alterations, repairs or improvements to the Building or the Building's systems and equipment; provided, however, Landlord shall enter the Premises only after normal business hours to the extent reasonably practicable in connection with the foregoing. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord, including janitorial service; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent and may take such reasonable steps as required to accomplish the stated purposes. Any such entries shall be performed by Landlord as expeditiously as reasonably possible and in a manner so as to minimize any interference with the conduct of Tenant's business. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein. No reentry into or taking of possession of the Premises by Landlord pursuant to this Article 27 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. No notice from Landlord under this Lease or under a forcible entry and detainer statute or similar law will constitute an election by Landlord to terminate this Lease unless such notice specifically says so. Landlord reserves the right following any such reentry or re-letting, or both, to exercise its right to terminate this Lease by giving Tenant such written notice, and, in that event the Lease will terminate as specified in such notice. Tenant may designate certain areas of the Premises as "SECURED AREAS" should Tenant require such areas for the purpose of securing certain valuable property or confidential information. In connection with the foregoing, Landlord shall not enter such Secured Areas except in the event of an emergency. Landlord need not clean any area designated by Tenant as a Secured Area and shall only maintain or repair such secured areas to the extent (i) such repair or maintenance is required in order to maintain and repair the Building Structure and/or the Building Systems; (ii) as required by Applicable Law, or (iii) in response to specific requests by Tenant and in accordance with a schedule reasonably designated by Tenant, subject to Landlord's reasonable approval.

                                   ARTICLE 28

                                 TENANT PARKING

      Tenant shall rent three (3) parking permits per one thousand rentable square feet of the Premises and shall have the right to rent an additional one
(1) parking permit per one thousand rentable square feet of the Premises, subject to the following terms hereof, commencing on the earlier of (i) the Lease Commencement Date and (ii) the date the Premises are Ready for Occupancy, on a monthly basis throughout the Lease Term, which parking permits shall pertain to the Project parking facility. Subject to the above requirements and limitations, Tenant shall notify Landlord on or before the date that Tenant takes occupancy of the Premises of the initial number of parking passes that Tenant desires to rent from Landlord and Tenant shall rent such passes from Landlord in accordance with the terms of this Lease. Subsequent to Tenant's initial allocation of parking permits pursuant to the above, Tenant may increase (subject to the maximum allocation of additional unreserved parking permits as provided in Section 9 of the Summary and above) or decrease the number of passes rented (subject to the minimum allocation of parking permits as provided in Section 9 of the Summary and above), as the case may be, by

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Tenant upon not less than thirty (30) days notice to Landlord. Notwithstanding anything to the contrary contained herein, even though Tenant may not be required to pay any fees or rent during a portion of the initial Lease Term in connection with Tenant's parking permits, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the renting of such parking permits by Tenant or the use of the parking facility by Tenant throughout the Lease Term. At Landlord's option all or any portion of any visitor parking which may be provided in the Project parking facility, may be unreserved tandem parking spaces. Tenant's continued right to use the parking permits is conditioned upon Tenant abiding by the "Parking Rules and Regulations" attached hereto as EXHIBIT I, as the same may be reasonably modified from time to time by Landlord, and all other rules and regulations prescribed by Landlord for the orderly operation and use of the parking facility where the parking permits are located, including any sticker or other identification system established by Landlord, Tenant's cooperation in seeing that Tenant's employees and visitors also comply with the foregoing, and Tenant not being in Default under this Lease. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Project parking facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Project parking facility for purposes of permitting or facilitating any such construction, alteration or improvements, provided that Landlord uses commercially reasonable efforts to ensure that at all times Tenant shall have adequate parking for its employees and customers at the ratios stated herein. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord. Tenant hereby acknowledges that the parking license privileges provided for herein are personal to Tenant and for the exclusive use of Tenant, its officers and employees; and, notwithstanding anything to the contrary contained in this Lease, Tenant shall not assign or sublease any parking license privileges or permits provided to Tenant herein or by a separate license or other agreement, and any attempted assignment of parking privileges and/or parking permits by Tenant shall be null and void and without effect, unless done pursuant to a Landlord approved Transfer under
Article 14, above. Tenant acknowledges that Landlord has no obligation to provide visitor parking for Tenant's customers, invitees or licensees other than parking spaces in those parking areas located in the Project which may from time to time be designated for patrons of the Project; provided, however, if Landlord opts to provide visitor parking for Tenant's customers, invitees or licensees, Tenant may validate visitor parking by such method or methods as the Landlord may establish, at the validation rate from time to time generally applicable to visitor parking. Landlord assumes no responsibility whatsoever for loss or damage due to fire, theft, vandalism, malicious mischief or otherwise to any automobiles parked in the parking areas of the Project, or any personal property therein, except to the extent that such loss or damage is due to the willful act or negligence of Landlord, and Tenant agrees, upon request from Landlord from time to time, to notify Tenant's officers, employees and agents then using any of the parking privileges provided for in this Lease of such limitation of liability. It is the intention of the parties hereto that a license only is hereby granted to Tenant for the parking permit privileges provided herein and no bailment is intended or shall be created hereby.

                                   ARTICLE 29

                            MISCELLANEOUS PROVISIONS

      29.1 TERMS; CAPTIONS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

      29.2 BINDING EFFECT. Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of
Article 14 of this Lease.

      29.3 NO AIR RIGHTS. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

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      29.4 INTENTIONALLY OMITTED.

      29.5 TRANSFER OF LANDLORD'S INTEREST. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, so long as such transferee expressly agrees in writing to assume Landlord's obligations hereunder, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit, and Tenant shall attorn to such transferee. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

      29.6 PROHIBITION AGAINST RECORDING. Except as provided in Section 29.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.

      29.7 LANDLORD'S TITLE. Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

      29.8 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

      29.9 APPLICATION OF PAYMENTS. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

      29.10 TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

      29.11 PARTIAL INVALIDITY. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

      29.12 NO WARRANTY. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto. Tenant agrees that, except as expressly set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, that any specific tenant or number of tenants shall occupy any space in the Project, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. Tenant further agrees that, except as expressly set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the physical condition of the Building, the Project, the land upon which the Building or the Project are located, or the Premises, or the expenses of operation of the Premises, the Building or the Project, or any other matter or thing affecting or related to the Premises.

      29.13 LANDLORD EXCULPATION. The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the equity interest of Landlord in the Building and any sales, condemnation or

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insurance proceeds received by Landlord or the Landlord Parties in connection with the Project, Building or Premises. Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 29.13 shall inure to the benefit of Landlord's and the Landlord Parties' present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant's business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

      29.14 ENTIRE AGREEMENT. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties' entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

      29.15 RIGHT TO LEASE. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project, so long as those tenancies are consistent with a first-class office building. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

      29.16 FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease, except as to Tenant's obligations under Articles 5 and 24 of this Lease (collectively, a "FORCE MAJEURE"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

      29.17 WAIVER OF REDEMPTION BY TENANT. Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

      29.18 NOTICES. All notices, demands, statements, designations, approvals or other communications (collectively, "NOTICES") given or required to be given by either party to the other hereunder or by law shall be in writing, shall be
(A) sent by United States certified or registered mail, postage prepaid, return receipt requested ("MAIL"), (B) transmitted by telecopy, if such telecopy is promptly followed by a Notice sent by Mail, (C) delivered by a nationally recognized overnight courier, or (D) delivered personally. If any Notice is sent by telecopy, the transmitting party may as a courtesy send a duplicate copy of the Notice to the other party by regular mail. In all events, however, any Notice sent by telecopy transmission shall govern all matters dealing with delivery of the Notice, including the date on which the Notice is deemed to have been received by the other party. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant at the appropriate address set forth in
Section 10 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord. Any Notice will be deemed given (i) three (3) days after the date it is posted if sent by Mail, (ii) the date the telecopy is transmitted, (iii) the date the overnight courier delivery is made, or (iv) the date personal delivery is made or attempted to be made. If Notice is tendered under the provisions of

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this Lease and is refused by the intended recipient of the Notice, the Notice shall nonetheless be considered to have been given and shall be effective as of the date provided in this Lease. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant. As of the date of this Lease, any Notices to Landlord must be sent, transmitted, or delivered, as the case may be, to the addresses stated in Section 11 of the Summary of Basic Lease Information.

      29.19 JOINT AND SEVERAL. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

      29.20 AUTHORITY. Each of the persons executing this Lease on behalf of Tenant warrants to Landlord that Tenant is a duly authorized and existing corporation, that Tenant is qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to enter into this Lease, and that each person signing this Lease on behalf of Tenant has full authority to do so. Each person signing this Lease for Landlord represents and warrants that he has full authority to sign for the partnership and that this Lease binds the partnership.

      29.21 ATTORNEYS' FEES. In the event that either Landlord or Tenant brings any action or proceeding against the other for possession of the Premises or for the recovery of any sum due hereunder, or because of the breach of any covenant, condition, or provision hereof, or for any other relief against the other, declaratory or otherwise, including appeals therefrom, and whether being an action based upon a tort, or contract or this Lease, then the prevailing party to this Lease in any such proceeding shall be paid by the other party to this Lease in any such proceeding reasonable attorneys' fees and all costs of such action or proceeding which shall be enforceable, whether or not such action or proceeding is prosecuted to final judgment, and including an allowance for attorneys' fees for appeals and rehearings.

      29.22 GOVERNING LAW; WAIVER OF TRIAL BY JURY. This Lease shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA,
(II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY.

      29.23 SUBMISSION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

      29.24 BROKERS. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "BROKERS"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party.

      29.25 INDEPENDENT COVENANTS. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or

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perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

      29.26 PROJECT OR BUILDING NAME AND SIGNAGE. Landlord shall have the right at any time to change the name of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord, which shall not be unreasonably withheld.

      29.27 COUNTERPARTS. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.

      29.28 CONFIDENTIALITY. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal, and space planning consultants; provided, however, that Tenant may disclose such information as may be required by law (including securities laws disclosures) or as ordered by a court of competent jurisdiction.

      29.29 TRANSPORTATION MANAGEMENT. Tenant shall fully comply with all present or future governmentally mandated programs intended to manage parking, transportation or traffic in and around the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.

      29.30 BUILDING RENOVATIONS. It is specifically understood and agreed that Landlord has made no representation or warranty to Tenant and has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant hereby acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify (collectively, the "RENOVATIONS") the Project, the Building and/or the Premises including without limitation the parking structure, common areas, systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation, (i) installing sprinklers in the Building common areas and tenant spaces, (ii) modifying the common areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, and (iii) installing new floor covering, lighting, and wall coverings in the Building common areas, and in connection with any Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Project, including portions of the common areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent (except as specifically provided herein). Notwithstanding anything in this Section 29.30 to the contrary, Landlord shall perform all Renovations in a commercially reasonable manner and such that the same do not materially impair Tenant's access to the Premises and in a manner, whenever reasonably possible, to minimize material, adverse or unreasonable interference with Tenant's business operations and Permitted Use.

      29.31 NO VIOLATION. Landlord and Tenant hereby warrant and represent that neither their execution of nor their performance under this Lease shall cause such party to be in violation of any agreement, instrument, contract, law, rule or regulation by which such party is bound, and Landlord and Tenant shall protect, defend, indemnify and hold the other party harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, arising from such party's breach of this warranty and representation.

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      29.32 COMMUNICATIONS AND COMPUTER LINES. Tenant may install, maintain, replace, remove or use any communications or computer wires and cables (collectively, the "LINES") at the Project in or serving the Premises, provided that (i) Tenant shall obtain Landlord's prior written consent, which consent shall not be withheld unreasonably, use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of Articles 7 and 8 of this Lease, (ii) reasonable space for additional Lines shall be maintained for existing and future occupants of the Project, (iii) the Lines therefor (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, and shall be surrounded by a protective conduit reasonably acceptable to Landlord, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, (v) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises prior to the expiration or any earlier termination of the Lease Term or, at any time, any Lines which are installed in violation of these provisions, or which are at any time in violation of any laws or represent a dangerous or potentially dangerous condition.

      29.33 DEVELOPMENT OF THE PROJECT.

            29.33.1 SUBDIVISION. Tenant acknowledges that the Project has been subdivided. Landlord reserves the right to further subdivide all or a portion of the buildings and Common Areas in the Project provided that Landlord shall not materially impair Tenant's access to the Premises or unreasonably interfere with Tenant's business operations and Permitted Use in connection therewith. Tenant agrees to execute and deliver, within twenty (20) days after Landlord's written demand, and in the form reasonably requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from a subdivision and any all maps in connection therewith. Notwithstanding anything to the contrary set forth in this Lease, the separate ownership of any buildings and/or Common Areas of the Project by an entity other than Landlord shall not affect the calculation of Direct Expenses or Tenant's payment of Tenant's Share of Direct Expenses.

            29.33.2 THE OTHER IMPROVEMENTS. If portions of the Project or property adjacent to the Project (collectively, the "OTHER IMPROVEMENTS") are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord's right to convey all or any portion of the Project or any other of Landlord's rights described in this Lease.

            29.33.3 CONSTRUCTION OF PROJECT AND OTHER IMPROVEMENTS. Tenant acknowledges that portions of the Project and/or the Other Improvements may be under construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Tenant hereby waives any and all rent offsets (except as provided herein) or claims of constructive eviction which may arise in connection with such construction. Notwithstanding anything in this Section 29.33.3 to the contrary, (i) Landlord shall perform such construction in a commercially reasonable manner and use commercially reasonable efforts to minimize interference with Tenant's business operations and Permitted Use and (ii) in no event shall such construction by Landlord materially increase Tenant's obligations or decrease Tenant's rights under the terms and conditions of this Lease

      29.34 ARBITRATION.

            29.34.1 GENERAL SUBMITTALS TO ARBITRATION. The submittal of all matters to arbitration in accordance with the provisions of this Section 29.34 is the sole and exclusive method, means and procedure to resolve any and all claims, disputes or disagreements arising

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under this Lease, including, but not limited to any matter relating to
Landlord's failure to approve an assignment, sublease or other transfer of Tenant's interest in the Lease under Article 14 of this Lease, any other defaults by Landlord, or any Tenant Default, except for (i) all claims by either party which (A) seek anything other than enforcement of rights under this Lease, or (B) are primarily founded upon matters of fraud, willful misconduct, bad faith or any other allegations of tortious action, and seek the award of punitive or exemplary damages, (ii) all claims by either party arising from the determination of Fair Market Rental Rate which shall be decided as provided in
Section 2.2.4 of this Lease, and (iii) claims relating to Landlord's exercise of any unlawful detainer rights pursuant to California law or rights or remedies used by Landlord to gain possession of the Premises or terminate Tenant's right of possession to the Premises, which disputes shall be resolved by suit filed in the Superior Court of Los Angeles County, California, the decision of which court shall be subject to appeal pursuant to Applicable Laws. The parties hereby irrevocably waive any and all rights to the contrary and shall at all times conduct themselves in strict, full, complete and timely accordance with the provisions of this Section 29.34 and all attempts to circumvent the terms and conditions of this Section 29.34 shall be absolutely null and void and of no force or effect whatsoever. As to any matter submitted to arbitration (except with respect to the payment of money) to determine whether a matter would, with the passage of time, constitute a default, such passage of time shall not commence to run until any such affirmative arbitrated determination, as long as it is simultaneously determined in such arbitration that the challenge of such matter as a potential Tenant Default or Landlord default was made in good faith. As to any matter submitted to arbitration with respect to the payment of money, to determine whether a matter would, with the passage of time, constitute a default, such passage of time shall not commence to run in the event that the party which is obligated to make the payment does in fact make the payment to the other party. Such payment can be made "under protest," which shall occur when such payment is accompanied by a good faith Notice stating the reasons that the party has elected to make a payment under protest. Such protest will be deemed waived unless the subject matter identified in the protest is submitted to arbitration as set forth in this Section 29.34.

            29.34.2 JAMS. Any dispute to be arbitrated pursuant to the provisions of this Section 29.34 shall be determined by binding arbitration before a retired judge of the Superior Court of the State of California (the "ARBITRATOR") under the auspices of Judicial Arbitration & Mediation Services, Inc. ("JAMS"). Such arbitration shall be initiated by the parties, or either of them, within ten (10) days after either party sends Notice (the "ARBITRATION NOTICE") of a demand to arbitrate to the other party and to JAMS. The Arbitration Notice shall contain a description of the subject matter of the arbitration, the dispute with respect thereto, the amount involved, if any, and the remedy or determination sought. The parties may agree on a retired judge from the JAMS panel. If they are unable to promptly agree, JAMS will provide a list of three available judges who, to the extent available, have had extensive experience in handling real estate commercial lease transactions as practitioners and each party may strike one. The remaining judge (or if there are two, the one selected by JAMS) will serve as the Arbitrator. In the event that JAMS shall no longer exist or if JAMS fails or refuses to accept submission of such dispute, then the dispute shall be resolved by binding arbitration before the American Arbitration Association ("AAA") under the AAA's commercial arbitration rules then in effect.

            29.34.3 ARBITRATION PROCEDURE.

                  29.34.3.1 PRE-DECISION ACTIONS. The Arbitrator shall schedule a pre-hearing conference to resolve procedural matters, arrange for the exchange of information, obtain stipulations, and narrow the issues. The parties will submit proposed discovery schedules to the Arbitrator at the pre-hearing conference. The scope and duration of discovery will be within the sole discretion of the Arbitrator. The Arbitrator shall have the discretion to order a pre-hearing exchange of information by the parties, including, without limitation, production of requested documents, exchange of summaries of testimony of proposed witnesses, and examination by deposition of parties and third-party witnesses. This discretion shall be exercised in favor of discovery reasonable under the circumstances.

                  29.34.3.2 THE DECISION. The arbitration shall be conducted in Los Angeles, California. Any party may be represented by counsel or other authorized representative. In rendering a decision(s), the Arbitrator shall determine the rights and obligations of the parties according to the substantive and procedural laws of the State of California and the provisions of this Lease. The Arbitrator's decision shall be based on the evidence introduced at the hearing, including all logical and reasonable inferences therefrom.

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The Arbitrator may make any determination, and/or grant any remedy or relief (an
"ARBITRATION AWARD") that is just and equitable. The decision must be based on, and accompanied by, a written statement of decision explaining the factual and legal basis for the decision as to each of the principal controverted issues.
The decision shall be conclusive and binding, and it may thereafter be confirmed as a judgment by the Superior Court of the State of California, subject only to challenge on the grounds set forth in the California Code of Civil Procedure
Section 1286.2. The validity and enforceability of the Arbitrator's decision is to be determined exclusively by the California courts pursuant to the terms and conditions of this Lease. The Arbitrator shall award costs, including without limitation attorneys' fees, and expert and witness costs, to the prevailing party as defined in California Code of Civil Procedure Section 1032 ("PREVAILING PARTY"), if any, as determined by the Arbitrator in his discretion. The Arbitrator's fees and costs shall be paid by the non-prevailing party as determined by the Arbitrator in his discretion. A party shall be determined by the Arbitrator to be the prevailing party if its proposal for the resolution of dispute is the closer to that adopted by the Arbitrator.

      29.35 OFFICE AND COMMUNICATIONS SERVICES.

            29.35.1 THE PROVIDER. Landlord has advised Tenant that certain office and communications services may be offered to tenants of the Building by a concessionaire under contract to Landlord ("PROVIDER"). Tenant shall be permitted to contract with Provider for the provision of any or all of such services on such terms and conditions as Tenant and Provider may agree.

            29.35.2 OTHER TERMS. Tenant acknowledges and agrees that: (i) Landlord has made no warranty or representation to Tenant with respect to the availability of any such services, or the quality, reliability or suitability thereof; (ii) the Provider is not acting as the agent or representative of Landlord in the provision of such services, and Landlord shall have no liability or responsibility for any failure or inadequacy of such services, or any equipment or facilities used in the furnishing thereof, or any act or omission of Provider, or its agents, employees, representatives, officers or contractors;
(iii) Landlord shall have no responsibility or liability for the installation, alteration, repair, maintenance, furnishing, operation, adjustment or removal of any such services, equipment or facilities; and (iv) any contract or other agreement between Tenant and Provider shall be independent of this Lease, the obligations of Tenant hereunder, and the rights of Landlord hereunder, and, without limiting the foregoing, no default or failure of Provider with respect to any such services, equipment or facilities, or under any contract or agreement relating thereto, shall have any effect on this Lease or give to Tenant any offset or defense to the full and timely performance of its obligations hereunder, or entitle Tenant to any abatement of rent or additional rent or any other payment required to be made by Tenant hereunder, or constitute any actual or constructive eviction of Tenant, or otherwise give rise to any other claim of any nature against Landlord.

      29.36 LANDLORD'S RESERVED RIGHTS. Landlord reserves to itself and shall at any and all times have the right to perform the following, except to the extent the same would be in contravention of other express terms and/or conditions of this Lease:

            29.36.1 CHANGE OF NAME OR ADDRESS. Change the name or street address of the Premises or the Building or any other portion of the Project.

            29.36.2 INSTALLATION OF SIGNS. Install and maintain signs on the exterior and interior of the Building and any place within the Project, except within the Premises.

            29.36.3 RE-WORK OF PREMISES IF TENANT VACATES. Decorate, remodel, alter or otherwise repair the Premises for reoccupancy during the last six (6) months of the Term hereof if, during or prior to such time, Tenant has abandoned the Premises(as defined by Applicable Laws).

            29.36.4 WORK ON EXTERIOR AND SERVICE EQUIPMENT. Do or permit to be done any work in or about the exterior of the Premises, Building or the Project, including changing the size, shape, location, number and extent of any or all of the improvements in the Project and the right to install, use, maintain and replace equipment, machinery, pipes, conduits, and wiring below the floor or above the ceiling of the Premises which serve other parts of the Building.

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                                               [Encore Software]

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            29.36.5 GRANT RIGHT TO CONDUCT BUSINESS. Grant to anyone the exclusive right to conduct any business or render any service in the Building or the Project, provided such exclusive right shall not operate to exclude Tenant from the use of the Premises expressly permitted by this Lease.

      29.37 PERFORMANCE OF TENANT'S OBLIGATIONS BY LANDLORD. If Tenant fails to pay when due amounts payable under this Lease or to perform any of its other obligations under this Lease within the time permitted for its performance, then Landlord, after ten (10) days' prior written notice to Tenant (or, in case of any emergency, upon such notice or without notice, as may be reasonable under the circumstances) and without waiving any of Landlord's rights under this Lease, may (but will not be required to) pay such amount or perform such obligation. All amounts so paid by Landlord and all costs and expenses reasonably incurred by Landlord in connection with the performance of any such obligations will be payable by Tenant to Landlord on demand. In the proof of any damages which Landlord may claim against Tenant arising out of Tenant's failure to maintain insurance, Landlord will not be limited to the amount of the unpaid insurance premium but rather Landlord will also be entitled to recover as damages for such breach, the amount of any uninsured loss (to the extent of any deficiency in the insurance required by the provisions of this Lease), damages, costs and expenses of suit, including attorneys' fees, arising out of damage to, or destruction of, the Premises occurring during any period for which Tenant has failed to provide such insurance.

      29.38 INTENTIONALLY DELETED.

      29.39 WAIVER.

            29.39.1 DELAY BY LANDLORD NOT WAIVER. No delay or omission in the exercise of any right or remedy of Landlord or Tenant on any Default by the other party shall impair such right or remedy or be construed as a waiver.

            29.39.2 PARTIAL PAYMENT OR WRITING BY TENANT NOT WAIVER OR AN ACCORD. The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other Default, it shall constitute only waiver of timely payment for the particular Rent payment involved. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent or partial Rent so received, nor shall any endorsement or statement on any check or any letter or other writing accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other right or remedy provided herein or at law or in equity.

            29.39.3 NO SURRENDER UNLESS IN WRITING. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Lease Term. Only a notice in writing from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

            29.39.4 WAIVER MUST BE IN WRITING. Any waiver by Landlord or Tenant of any default must be in writing. One or more waivers by Landlord or Tenant of a breach by the other party of any covenant, term or condition of this Lease shall not be construed as a waiver by such waiving party of a subsequent breach by the other party of the same covenant, term or condition. The consent or approval of Landlord to or of any act by Tenant of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

      29.40 HAZARDOUS SUBSTANCES.

            29.40.1 DEFINITIONS. For purposes of this Lease, the following definitions shall apply: "hazardous substance(s)" shall mean any solid, liquid or gaseous substance or material that is described or characterized as a toxic or hazardous substance, waste, material, pollutant, contaminant or infectious waste, or any matter that in certain specified quantities would be injurious to the public health or welfare, or words of similar import, in any of the "Environmental Laws," as that term is defined below, or any other words which are intended to define, list or classify substances by reason of deleterious properties such as ignitability,

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                                                               [Encore Software]

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

corrosivity, reactivity, carcinogenicity, toxicity or reproductive toxicity and includes, without limitation, asbestos, petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), petroleum products, polychlorinated biphenyls, urea formaldehyde, radon gas, nuclear or radioactive matter, medical waste, soot, vapors, fumes, acids, alkalis, chemicals, microbial matters (such as molds, fungi or other bacterial matters), biological agents and chemicals which may cause adverse health effects, including but not limited to, cancers and /or toxicity. "Environmental Laws" shall mean any and all federal, state, local or quasi-governmental laws (whether under common law, statute or otherwise), ordinances, decrees, codes, rulings, awards, rules, regulations or guidance or policy documents now or hereafter enacted or promulgated and as amended from time to time, in any way relating to a) the protection of the environment, the health and safety of persons (including employees), property or the public welfare from actual or potential release, discharge, escape or emission (whether past or present) of any hazardous materials or b) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any hazardous materials.

            29.40.2 COMPLIANCE WITH ENVIRONMENTAL LAWS. Landlord covenants that during the Lease Term, Landlord shall comply with all Environmental Laws in accordance with, and as required by, the terms covenants and conditions of
Article 24 of this Lease. Tenant represents and warrants that, except as herein set forth, it will not use, store or dispose of any hazardous materials in or on the Premises. However, notwithstanding the preceding sentence, Landlord agrees that Tenant may use, store and properly dispose of commonly available household cleaners and chemicals to maintain the Premises and Tenant's routine office operations (such as printer toner and copier toner) (hereinafter the "Permitted Chemicals"). Landlord and Tenant acknowledge that any or all of the Permitted Chemicals described in this paragraph may constitute hazardous materials. However, Tenant may use, store and dispose of same, provided that in doing so, Tenant fully complies with all Environmental Laws.

            29.40.3 LANDLORD'S RIGHT OF ENVIRONMENTAL AUDIT. Landlord may, upon reasonable notice to Tenant, be granted access to and enter the Premises no more than once annually to perform or cause to have performed an environmental inspection, site assessment or audit. Such environmental inspector or auditor may be chosen by Landlord, in its sole discretion, and be performed at Landlord's sole expense. To the extent that the report prepared upon such inspection, assessment or audit, indicates the presence of hazardous materials in violation of Environmental Laws, or provides reasonable and customary recommendations or suggestions to prohibit the release, discharge, escape or emission of any hazardous materials at, upon, under or within the Premises, or to comply with any Environmental Laws, Tenant shall promptly, at Tenant's sole expense, comply with such recommendations or suggestions. Notwithstanding the above, if at any time, Landlord has actual notice or reasonable cause to believe that Tenant has violated, or permitted any violations of any Environmental Law, then Landlord will be entitled to perform its environmental inspection, assessment or audit at any time, notwithstanding the above mentioned annual limitation, and Tenant must reimburse Landlord for the cost or fees incurred for such as Additional Rent.

            29.40.4 INDEMNIFICATION. Tenant agrees to indemnify, defend, protect and hold harmless the Landlord Parties from and against any liability, obligation, damage or costs, including without limitation, attorneys' fees and costs, resulting directly or indirectly from any use, presence, removal or disposal of any hazardous materials or breach of any provision of this section, to the extent such liability, obligation, damage or costs was a result of actions caused or permitted by Tenant or a Tenant Party. Landlord shall protect, defend, indemnify and hold Tenant free and harmless from and against any liability relating to Hazardous Materials brought onto the Project by Landlord or the Landlord Parties or existing in the Premises prior to delivery thereof to Tenant.

      29.41 "AND/OR". Whenever the words and symbols "and/or" are used in this Lease, it is intended that this Lease be interpreted and the sentence, phrase or other part be considered in both its conjunctive and disjunctive sense, and as having been written twice, once with the word "and" inserted, and once with the word "or" inserted, in the place of said words and symbol "and/or."

      29.42 INTENTIONALLY OMITTED.

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                                                           [999 North Sepulveda]
                                                               [Encore Software]

      29.43 COMPLIANCE WITH "AMERICANS WITH DISABILITIES ACT." For purposes of this Lease, disabled persons' access and related laws and regulations (including the Americans with Disabilities Act, to the extent applicable), shall be deemed an Applicable Law. Accordingly, Landlord's and Tenant's obligations with respect to any such laws and regulations shall be governed by the terms of Article 24 of this Lease.

      29.44 INTENTIONALLY OMITTED.

      29.45 "INCLUDING" DEFINED. The use of the word "including," or "include," when followed by any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items, statements, terms or matters, whether or not non-limiting language (such as "without limitation," or "but not limited to," or words of similar import) is used with reference thereto, but rather will be deemed to refer to all other items, statements, terms or matters that could reasonably fall within the broadest possible scope of such general statement, term, item or matter.

      29.46 INTENTIONALLY OMITTED.

      29.47 INTENTIONALLY OMITTED.

      29.48 STORAGE SPACE. Tenant shall have the right to lease up to approximately one thousand two hundred (1,200) square feet of storage space (the "Storage Space") in the Project parking facility; provided, however, if, after the first twelve (12) months of the Lease Term, Tenant has not commenced leasing or ceases to lease the Storage Space, as applicable, any subsequent leasing of the Storage Space by Tenant shall be subject to availability. The exact size of the Storage Space and the location thereof shall be reasonably determined by Landlord. Tenant shall pay rent equal to One Dollar ($1.00) per square foot of the Storage Space per month along with Tenant's payments of Base Rent for the Premises. In addition, Tenant shall pay for, or reimburse Landlord for, all any Landlord-provided utilities used in connection with the Storage Space at the Actual Cost thereof. Tenant shall comply with such rules and regulations as promulgated by Landlord from time to time pertaining to the use of such Storage Space and, in connection therewith, Tenant agrees that Tenant's obligations under this Lease, including, but without limitation thereof, Article 10 will specifically apply to the Storage Space as if the Storage Space were a part of the Premises. Tenant agrees not to store any flammable, combustible or other materials in the Storage Space that would increase the cost of Landlord's insurance, and not to store any toxic, hazardous or odorous materials or waste in the Storage Space. Tenant also agrees not to store excess or highly concentrated weight in the Storage Space. Tenant agrees to use the Storage Space solely for storage purposes of dry goods and not as office or other space. Tenant agrees that Landlord and its agents may enter and inspect the Storage Space and any goods stored therein during normal business hours, on not less than one (1) business day's prior notice (except in an emergency in which case no prior notice shall be required). Tenant shall deliver to Landlord a key for any locks installed by Tenant for Landlord's emergency entry purposes. Notwithstanding anything to the contrary contained in this Lease, Tenant accepts the Storage Space in its presently existing "as is", "with all faults", "without any warranties or representations" condition and Landlord shall not be obligated perform any improvement or other work in connection with the Premises. No obligations of Landlord under this Lease with respect to the Premises or Base Building shall apply to the Storage Space. Tenant may make interior, non-structural modifications to the Storage Space only in accordance with the terms of Article 8 of the Lease. Landlord shall have the right, upon not less than sixty (60) days prior written notice to Tenant, to substitute for the Storage Space comparable storage area within the Project having reasonably comparable access to and reasonably equivalent usable area as the Storage Space, provided that Landlord shall pay all expenses reasonably incurred in moving Tenant's property to such new location; and upon the expiration of such 60-day written notice, the new storage space shall be deemed to be the Storage Space covered by this terms of this Section 29.48. Tenant agrees to, at all times, maintain the Storage Space in neat and orderly condition and repair. Tenant acknowledges that Landlord shall have no obligation to provide any security, services, maintenance, work or improvements whatsoever for the Storage Space. Subject to the terms and conditions hereof, Tenant may terminate any such lease of Storage Space upon thirty (30) days written notice to Landlord.

      29.49 TELECOMMUNICATION EQUIPMENT. At any time during the Lease Term, subject to the terms of this Section 29.49, Tenant may install, at Tenant's sole cost and expense, one (1) one

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                                               [Encore Software]

(1) meter satellite or microwave dish or other related communications equipment (the "Telecommunications Equipment") upon the roof of the Building. The physical appearance and the size of the Telecommunications Equipment shall be subject to Landlord's reasonable approval, the location of any such installation of the Telecommunications Equipment shall be designated by Landlord subject to Tenant's reasonable approval and Landlord may require Tenant to install screening around such Telecommunications Equipment, at Tenant's sole cost and expense, as reasonably designated by Landlord. Tenant shall maintain such Telecommunications Equipment, at Tenant's sole cost and expense. In the event Tenant elects to exercise its right to install the Telecommunication Equipment, then Tenant shall give Landlord prior written notice thereof and Landlord and Tenant shall execute an amendment to this Lease covering the payment for installation costs, if any, the Telecommunications Equipment, the installation and maintenance of such Telecommunications Equipment, Tenant's indemnification of Landlord with respect thereto, Tenant's obligation to remove such Telecommunications Equipment upon the expiration or earlier termination of this Lease, and other related matters; provided that other than the foregoing matters, in no event shall Tenant be required to pay Landlord for the use of the roof of the Building in connection with the Telecommunications Equipment. Tenant may only use the Telecommunications Equipment for its own usage.

      29.50 GUARANTY. This Lease is subject to and conditioned upon Tenant delivering to Landlord, concurrently with Tenant's execution and delivery of this Lease, a guaranty in the form attached hereto, as EXHIBIT G, which guaranty shall be executed by and binding upon Navarre Corporation, a Minnesota corporation, as guarantor.

      29.51 PAYMENTS. Whenever in the Lease a payment is required to be made by one party to the other, but a specific date for payment is not set forth or a specific number of days within which payment is to be made is not set forth, or the words "at once," "immediately," "promptly" and/or "on demand," "on billing," or their equivalent, are used to specify when such payment is due, then such payment shall be due thirty (30) days after the party which is entitled to such payment sends written notice to the other party demanding such payment.

      29.52 GOOD FAITH. Wherever in the Lease Landlord or Tenant is granted the right to grant or withhold consent or approval, exercise discretion or make a determination, calculation or allocation, except as otherwise expressly set forth in this Lease, Landlord or Tenant, as the case may be, shall act reasonably and in good faith.

             [The remainder of the page is intentionally left blank.
                            Signatures on next page.]

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                                               [Encore Software]

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      IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

                                   "LANDLORD":

                                   KILROY REALTY, L.P.,
                                   a Delaware limited partnership

                                   By: KILROY REALTY CORPORATION,
                                       a Maryland corporation,
                                   Its: General Partner

                                        By: ____________________________________

                                            Name: ______________________________

                                            Its: _______________________________

                                            By: ________________________________

                                            Name: ______________________________

                                            Its: _______________________________

                                   "TENANT":

                                   ENCORE SOFTWARE, INC.,
                                   a Minnesota corporation

                                   By: _________________________________________

                                         Its: __________________________________

                                   By: _________________________________________

                                         Its: __________________________________

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                                               [Encore Software]

                                    EXHIBIT A

                               999 NORTH SEPULVEDA

                               OUTLINE OF PREMISES

                                  [FLOOR PLAN]

                                                       SUITE 700 ENCORE SOFTWARE
                                                       -------------------------
                                                       Useable:  12,294
                                                       Rentable: 13,216

                                                                       [COMPASS]

[KILROY LOGO]  999 N. SEPULVEDA                      SEVENTH FLOOR
               El Segundo, California                [LOGO] HUNTER | HUGHES
                                                                05, AUGUST, 2004

                                    EXHIBIT A                      KILROY REALTY
                                                           [999 North Sepulveda]
                                                               [Encore Software]

                                    EXHIBIT B

                               999 NORTH SEPULVEDA

                               TENANT WORK LETTER

      This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portion of Articles 1 through 29 of the Office Lease to which this Tenant Work Letter is attached as EXHIBIT B and of which this Tenant Work Letter forms a part, and all references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean the relevant portion of Sections 1 through 6 of this Tenant Work Letter.

                                    SECTION 1

                         LANDLORD'S INITIAL CONSTRUCTION

      1.1 Delivery. In accordance with the terms and conditions of this Lease, Landlord shall deliver the Premises and Base Building to Tenant and Tenant shall accept the Premises and Base Building from Landlord in their presently existing, "as-is" condition, except as otherwise provided in the Lease and in this Tenant Work Letter. Promptly following the mutual execution of this Lease, Landlord shall provide Tenant with a complete set of Base Building drawings (the "BASE BUILDING DRAWINGS").

      1.2 Base Building Definition. The Base Building shall be substantially in accordance with SCHEDULE 2 attached hereto.

                                    SECTION 2

                               TENANT IMPROVEMENTS

2.1 Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the "TENANT IMPROVEMENT ALLOWANCE") in the amount of $45.00 per usable square foot of the Premises for the costs relating to the initial design and construction of Tenant's improvements which are permanently affixed to the Premises (the "Tenant Improvements"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in the event that Tenant fails to immediate pay any portion of the "Over-Allowance Amount," as defined in Section 4.2.1, nor shall Landlord be obligated to make disbursements in a total amount which exceeds the Tenant Improvement Allowance. All Tenant Improvements for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property under the terms of the Lease.

      2.2 Disbursement of the Tenant Improvement Allowance. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord (each of which disbursements shall be made pursuant to Landlord's disbursement process) for costs related to the construction of the Tenant Improvements and for the following items and costs (collectively, the "TENANT IMPROVEMENT ALLOWANCE ITEMS"):

                  2.2.1.1 Payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work Letter;

                  2.2.1.2 The cost of any changes in the Base Building required in connection with the Tenant Improvements.

                  2.2.1.3 The cost of any changes to the Construction Drawings or Tenant Improvements required by all applicable building codes (the "CODE");

                  2.2.1.4 Intentionally deleted;

                  2.2.1.5 Intentionally deleted;

                                                                   KILROY REALTY
                                    EXHIBIT B              [999 North Sepulveda]
                                       -1-                     [Encore Software]

                  2.2.1.6 Costs of cabling, conduit, wiring, and connections for voice and data lines, costs of designing, fabricating and installing Tenant's signs, costs of millwork, installation and finishing of built-in work stations, costs of the Tenant Security System, including design and consulting fees and connection costs or costs of modifying such systems to be compatible with the Building Systems;

                  2.2.1.7 Costs for Tenant's furniture, fixtures and equipment placed within the Premises (up to a maximum of $5.00 per usable square foot of the Premises); and

                  2.2.1.8 A portion of the costs of the tenant demising walls and public corridor walls and materials, if any, as designated by Landlord.

      2.3 Building Standards. Landlord has established specifications for certain Building standard components to be used in the construction of the Tenant Improvements in the Premises which are attached hereto as SCHEDULE 3. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of such Building standards, provided that Landlord may, at Landlord's option, require the Tenant Improvements to comply with certain Building standards. Landlord may make changes to said specifications for Building standards from time to time.

                                    SECTION 3

                              CONSTRUCTION DRAWINGS

      3.1 Selection of Architect/Construction Drawings. Tenant shall retain HLW International (the "Architect") to prepare the "Construction Drawings," as that term is defined in this Section 3.1. Tenant shall retain Levine Seegal Associates (the "ENGINEERS") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work of the Tenant Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "CONSTRUCTION DRAWINGS." Notwithstanding anything to the contrary in this Work Letter, the construction of the Tenant Improvements and/or the work of certain subcontractors may be performed, as mutually and reasonably agreed by Landlord and Tenant, on a "design/build" basis. All Construction Drawings shall comply with the drawing format and specifications as determined by Landlord, and shall be subject to Landlord's approval. Landlord shall grant such approval unless Landlord determines that there is a Design Problem (as defined in Article of the Lease) in connection therewith (provided, however, such approval shall not affect Landlord's right to require removal and restoration pursuant to Section 8.5 of the Lease). Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base Building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith (except as provided in Section 6.8, below). Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in this Lease shall specifically apply to the Construction Drawings.

      3.2 Final Space Plan. On or before the date set forth in Schedule 1, attached hereto, Tenant and the Architect shall prepare the final space plan for Tenant Improvements in the Premises (collectively, the "FINAL SPACE PLAN"), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final Space Plan to Landlord for Landlord's approval. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Space Plan for the Premises if the same is unsatisfactory or incomplete in any respect. Landlord may only disapprove aspects of the Final Space Plan which would constitute a Design Problem. If Tenant is so advised, Tenant shall promptly cause the Final Space Plan to be revised to correct any Design Problems.

                                                                   KILROY REALTY
                                    EXHIBIT B              [999 North Sepulveda]
                                       -2-                     [Encore Software]

      3.3 Final Working Drawings. On or before the date set forth in Schedule 1, Tenant, the Architect and the Engineers shall complete the architectural and engineering drawings for the Premises, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "FINAL WORKING DRAWINGS") and shall submit the same to Landlord for Landlord's approval. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect. Landlord may only disapprove aspects of the Final Working Drawings which would constitute a Design Problem. If Tenant is so advised, Tenant shall promptly cause the Final Working Drawings to be revised to correct any Design Problems.

      3.4 Permits. The Final Working Drawings shall be approved by Landlord (the "APPROVED WORKING DRAWINGS") prior to the commencement of the construction of the Tenant Improvements. Tenant shall immediately submit the Approved Working Drawings to the appropriate municipal authorities for all applicable building and other permits necessary to allow "Contractor," as that term is defined in
Section 4.1, below, to commence and fully complete the construction of the Tenant Improvements (the "PERMITS"), and, in connection therewith, Tenant shall coordinate with Landlord in order to allow Landlord, at its option, to take part in all phases of the permitting process and shall supply Landlord, as soon as possible, with all plan check numbers and dates of submittal and obtain the Permits on or before the date set forth in Schedule 1. Notwithstanding anything to the contrary set forth in this Section 3.4, Landlord shall be responsible for obtaining a certificate of occupancy for the Premises and that the obtaining of the same shall not be Tenant's responsibility; provided however that Tenant shall, in any event, cooperate with Landlord in executing permit applications and performing other ministerial acts reasonably necessary to enable Landlord to obtain such certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, provided that Landlord may withhold its consent, in its sole discretion, if such changes would cause a Design Problem.

      3.5 Time Deadlines. Tenant shall use its best, good faith, efforts and all due diligence to cooperate with the Architect, the Engineers, and Landlord to complete all phases of the Construction Drawings and the permitting process and to receive the permits, and with Contractor for approval of the "Cost Proposal," as that term is defined in Section 4.2 of this Tenant Work Letter, as soon as possible after the execution of the Lease, and, in that regard, shall meet with Landlord on a scheduled basis to be determined by Landlord, to discuss Tenant's progress in connection with the same. The applicable dates for approval of items, plans and drawings as described in this Section 3, Section 4, below, and in this Tenant Work Letter are set forth and further elaborated upon in Schedule 1 (the "TIME DEADLINES"), attached hereto. Tenant agrees to comply with the Time Deadlines.

                                    SECTION 4

                     CONSTRUCTION OF THE TENANT IMPROVEMENTS

      4.1 Contractor. Landlord shall solicit bids for the construction of the Tenant Improvements from Howard Building Corporation, Turelk, 2H Construction and Pinnacle Construction. Of the foregoing general contractors, Landlord shall engage the contractor ("CONTRACTOR") that timely provides the lowest bid (after reasonable adjustment by Landlord for inconsistent qualifications, assumptions and clarifications) which Contractor shall construct the Tenant Improvements.

      4.2 Cost Proposal. After the Approved Working Drawings are signed by Landlord and Tenant, Landlord shall provide Tenant with a cost proposal in accordance with the Approved Working Drawings, which cost proposal shall include, as nearly as possible, the cost of all Tenant Improvement Allowance Items to be incurred by Tenant in connection with the design and construction of the Tenant Improvements (the "COST PROPOSAL"). Tenant shall approve and deliver the Cost Proposal to Landlord within five (5) business days of the receipt of the same, and upon receipt of the same by Landlord, Landlord shall be released by Tenant to purchase the items set forth in the Cost Proposal and to commence the construction relating to such items. The date by which Tenant must approve and deliver the Cost Proposal to Landlord shall be known hereafter as the "COST PROPOSAL DELIVERY DATE".

                                                                   KILROY REALTY
                                    EXHIBIT B              [999 North Sepulveda]
                                       -3-                     [Encore Software]

      4.3 Construction of Tenant Improvements by Contractor under the Supervision of Landlord.

            4.3.1 Over-Allowance Amount. On the Cost Proposal Delivery Date, Tenant shall deliver to Landlord cash in an amount (the "OVER-ALLOWANCE AMOUNT") equal to the difference between (i) the amount of the Cost Proposal and (ii) the amount of the Tenant Improvement Allowance. The Over-Allowance Amount shall be disbursed by Landlord on a pro-rata basis along with the Tenant Improvement Allowance, and such disbursement shall be pursuant to the same procedure as the Tenant Improvement Allowance. In the event that, after the Cost Proposal Delivery Date, any revisions, changes, or substitutions shall be made to the Construction Drawings or the Tenant Improvements, any additional costs which arise in connection with such revisions, changes or substitutions or any other additional costs shall be paid by Tenant to Landlord immediately upon Landlord's request as an addition to the Over-Allowance Amount. In addition, if the Final Working Drawings or any amendment thereof or supplement thereto shall require alterations in the Base Building (as contrasted with the Tenant Improvements), and if Landlord in its sole and exclusive discretion agrees to any such alterations, and notifies Tenant of the need and cost for such alterations, then Tenant shall pay the cost of such required changes in advance upon receipt of notice thereof. If after all final costs in connection with the Tenant Improvements have been paid there remain unused Over-Allowance Amount funds, such unused funds shall be returned to Tenant within thirty (30) days.

            4.3.2 Landlord's Retention of Contractor. Landlord shall independently retain Contractor, on behalf of Tenant, to construct the Tenant Improvements in accordance with the Approved Working Drawings and the Cost Proposal.

            4.3.3 Contractor's Warranties and Guaranties. Landlord shall require the Contractor to provide at least a one-year warranty with respect to labor and materials and Landlord shall enforce the same against the Contractor.

            4.3.4 Tenant's Covenants. Promptly after the Substantial Completion of the Premises, Tenant shall have prepared and delivered to the Building a copy of the "as built" plans and specifications (including all working drawings) for the Tenant Improvements.

                                    SECTION 5

                     COMPLETION OF THE TENANT IMPROVEMENTS;
                             LEASE COMMENCEMENT DATE

      5.1 Ready for Occupancy. The Premises shall be deemed "READY FOR OCCUPANCY" upon the Substantial Completion of the Tenant Improvements. For purposes of this Lease, "SUBSTANTIAL COMPLETION" of the Tenant Improvements shall occur upon the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor (provided that a certificate of occupancy, temporary certificate of occupancy or either of their equivalents has been obtained for the Premises).

      5.2 Delay of the Substantial Completion of the Premises. Except as provided in this Section 5.2, the Lease Commencement Date shall occur as set forth in the Lease and Section 5.1, above. If there shall be an actual delay or there are actual delays (each a "TENANT DELAY") in the Substantial Completion of the Tenant Improvements or in the occurrence of any of the other conditions precedent to the Lease Commencement Date, as result of:

            5.2.1 Tenant's failure to comply with the Time Deadlines;

            5.2.2 Tenant's failure to timely approve any matter requiring Tenant's approval;

            5.2.3 A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

            5.2.4 Changes in any of the Construction Drawings after disapproval of the same by Landlord or because the same do not comply with Code or other applicable laws;

            5.2.5 Tenant's request for changes in the Approved Working Drawings;

                                                                   KILROY REALTY
                                    EXHIBIT B              [999 North Sepulveda]
                                       -4-                     [Encore Software]

            5.2.6 Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Tenant Improvements, as set forth in the Lease, or which are different from, or not included in Landlord's Building standards;

            5.2.7 Changes to the Base Building required by the Approved Working Drawings;

            5.2.8 Tenant's use of specialized or unusual improvements and/or delays in obtaining Permits due thereto;

            5.2.9 Any failure by Tenant to timely pay to Landlord any portion of the Over-Allowance Amount; or

            5.2.10 Any other acts or omissions of Tenant, or its agents, or employees;

(collectively, "TENANT DELAYS"); then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Tenant Improvements, the Lease Commencement Date shall be deemed to be the date the Lease Commencement Date would have occurred if no Tenant delay or delays, as set forth above, had occurred. Notwithstanding the foregoing, until a cumulative total of five (5) days of Tenant Delay have accrued or Tenant has received five (5) "Cure Notices," as defined below, and except as to Tenant Delays under Sections 5.2.4,
5.2.5 and 5.2.9, no Tenant Delay shall be deemed to have occurred unless and until Landlord has provided written notice (the "CURE NOTICE") to Tenant specifying the action or inaction Landlord contends constitutes a Tenant Delay with respect to the foregoing. If such action or inaction is not cured within one (1) day after receipt of such Cure Notice and otherwise constitutes a "Tenant Delay," then a Tenant Delay shall be deemed to have occurred commencing as of the date such Tenant Delay commenced and continuing on a day-for-day basis for the number of days and partial days that the construction of the Tenant Improvements was in fact delayed as a result of such Tenant Delay.

                                    SECTION 6

                                  MISCELLANEOUS

      6.1 Tenant's Entry Into the Premises Prior to Substantial Completion. Provided that Tenant and its agents do not interfere with construction of the Tenant Improvements, Contractor shall allow Tenant access to the Premises prior to the Substantial Completion of the Tenant Improvements for the purpose of Tenant installing overstandard equipment or fixtures (including Tenant's data and telephone equipment) in the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 6.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 6.1.

      6.2 Freight Elevators. Landlord shall, consistent with its obligations to other tenants of the Building, make the freight elevator reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises.

      6.3 Tenant's Representative. Tenant has designated Bita Salamat as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

      6.4 Landlord's Representative. Landlord has designated Kathy Cumming as "PROJECT MANAGER" who shall be responsible for the implementation of all Tenant Improvements to be performed by Landlord in the Premises. With regard to all matters involving such Tenant Improvements, Tenant shall communicate with the Project Manager rather than with the Contractor. Landlord shall not be responsible for any statement, representation or agreement made between Tenant and the Contractor or any subcontractor. It is hereby expressly acknowledged by Tenant that such Contractor is not Landlord's agent and has no authority

                                                                   KILROY REALTY
                                    EXHIBIT B              [999 North Sepulveda]
                                       -5-                     [Encore Software]
whatsoever to enter into agreements on Landlord's behalf or otherwise bind Landlord. The Project Manager will furnish Tenant with notices of substantial completion, cost estimates for Above Standard Tenant Improvements, Landlord's approvals or disapprovals of all documents to be prepared by Tenant pursuant to this Tenant Work Letter and changes thereto.

      6.5 Intentionally Deleted.

      6.6 Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

      6.7 Tenant's Lease Default. Notwithstanding any provision to the contrary contained in the Lease or this Tenant Work Letter, if any default by Tenant under the Lease or this Tenant Work Letter beyond any applicable notice and cure period (including, without limitation, any failure by Tenant to fund any portion of the Over-Allowance Amount) occurs at any time on or before the Substantial Completion of the Tenant Improvements, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may, without any liability whatsoever, cause the cessation of construction of the Tenant Improvements (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Tenant Improvements and any costs occasioned thereby), and (ii) all other obligations of Landlord under the terms of the Lease and this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Lease.

      6.8 Error in Base Building Plans. If Tenant reasonably incurs increased design or construction expenses because of material errors in the Base Building plans, then Landlord shall bear any increased costs in the design and construction of the Tenant Improvements resulting therefrom separate and apart from, and in addition to, the Tenant Improvement Allowance.

      6.9 No Miscellaneous Charges. Landlord shall provide to Tenant and Tenant's Agents, without charge, but subject to availability, utilities, HVAC, freight elevator service, parking and/or use of loading docks during the Building Hours during the period of construction of the Tenant Improvements and Tenant's move into the Premises.

                                                                   KILROY REALTY
                                    EXHIBIT B              [999 North Sepulveda]
                                       -6-                     [Encore Software]

                             SCHEDULE 1 TO EXHIBIT B

                                 TIME DEADLINES

                           Dates                                             Actions to be Performed
                           -----                                             -----------------------

A.       Within five (5) days of Lease execution             Final Space Plan to be completed by Tenant and
                                                             delivered to Landlord.

B.       October 25, 2004                                    Tenant to deliver Final Working Drawings to Landlord.

C.       Five (5) business days after the receipt of the     Tenant to approve Cost Proposal and deliver
                                                             Cost Cost Proposal by Tenant Proposal to Landlord.

                                  CHEDULE 1 TO                     KILROY REALTY
                                    EXHIBIT B              [999 North Sepulveda]
                                       -1-                     [Encore Software]

                             SCHEDULE 2 TO EXHIBIT B

                          BASE BUILDING SPECIFICATIONS

The Base Building shall be delivered in substantial accordance with the specifications set forth below.

The Building Systems shall be in working order.

Except as noted above or elsewhere in the Lease, the Base Building shall comply with Applicable Laws existing as of the date of the Lease which pertain to shell space in unoccupied construction, including but not limited to life-fire safety codes, disabled access codes (including, without limitation, the ADA) and/or earthquake safety codes to the extent required for Tenant to be able to obtain a certificate of occupancy, temporary certificate of occupancy, or either of their legal equivalent for the Premises for general office use upon completion of construction of the Tenant Improvements (assuming the Tenant Improvements are exclusively general office improvements). The Base Building shall include the following items:

            - Men and Women's toilet rooms constructed pursuant to Base Building plans and in compliance with code to the extent required above. All restrooms on the floors, which the Premises are located completed with the Building standard finishes.

            - Electrical/telephone closet with the capacity for two (2 watts demand load per usable square foot (excluding lighting and typical office use air conditioning load) with all sub-panels and breakers; Panels must contain a clearly written panel schedule identifying all circuits.

            - Lighting - maximum of 1 1/2 watts of connected load per usable square foot for all lighting.

            - Power- capable of a maximum of 4 watts of connected load per usable square foot within the Premises for all outlets and non-lighting requirements. Landlord shall provide all step down transformers and one 42 circuit panel with breakers for distribution of such power requirement.

            - Tenant, at its own cost and expense shall have the ability to install additional electrical power capacity (in excess of the total 5 1/2 watts per usable square foot for outlets and lighting) of electrical power capacity (including panels and transformers), if needed and reasonably approved by Landlord.

            - Landlord shall provide Tenant its proportionate share of the riser capacity from the ground floor main point of entry (MPOE) of the Building to the Premises for the purposes of installing data, telecom and phone cable as required to operate business;

            - Mechanical equipment room with main supply of ducted mechanical system stubbed to the Premises. Extension of main duct to be installed as part of the Tenant Improvements.

            - HVAC - Landlord shall maintain and operate the integrated heating ventilation and air conditioning system to provide (so long as Tenant's mechanical and electrical working drawings and specifications are designed and constructed for proper capacity and to coordinate with the Base Building HVAC system and assuming normal first class office configuration, occupancy density and equipment) cooling, ventilation and heating with the capacity to produce the following results effective during Building Hours: maintenance of inside space conditions of no greater than 73 degrees Fahrenheit during the cooling mode and no less than 70 degrees Fahrenheit during the heating mode.

            -     concrete floors as-is

            - All Base Building HVAC duct work, sprinklers, pipes, conduits and other building systems designed and installed to maintain no less than 9' AFF, clear ceiling

                                  CHEDULE 2 TO                     KILROY REALTY
                                    EXHIBIT B              [999 North Sepulveda]
                                       -1-                     [Encore Software]
            height. Landlord shall provide main HVAC loop on the floor of the Building on which the Premises is located (new or existing patched and sealed).

            -     Landlord shall provide existing sprinkler protection "as-is".

            - Base Building Fire Protection and Fire/life safety alarm and communication system installed according to current Building codes.

            - Fire life safety: Landlord shall provide a life safety infrastructure including panels and power sources. Landlord shall provide adequate capacity within the Base Building fire alarm system to provide for Tenant's, reasonable and customary fire life safety requirements on the leased floor.

            - Adequate (for a normal office tenant) supply of cold water, waste and vents.;

            -     Elevator cabs with building standard finishes.

            - All smoke control systems including the Premises, stairwells, corridors, etc shall be provided, commissioned and inspected by Landlord.

            - Landlord shall demolish all non-structural interior improvements within the Premises identified by Tenant in advance as unusable, prior to turning the Premises over to tenant for construction of the Tenant Improvements.

                                  CHEDULE 2 TO                     KILROY REALTY
                                    EXHIBIT B              [999 North Sepulveda]
                                       -2-                     [Encore Software]

                             SCHEDULE 3 T0 EXHIBIT B

                        BUILDING STANDARD SPECIFICATIONS

                             FOR TENANT IMPROVEMENTS

STANDARD PARTITIONS

DEMISING PARTITION

a.    3-5/8" x 25 gauge metal studs @ 24" on center.

b.    1 layer each side 5/8" thick type 'x' gypsum wallboard.

c.    From floor slab to underside of structure above.

d.    R11 batt sound insulation in partition cavity.

e.    Partition taped and sanded smooth to receive paint.

f. Fire caulk @ partition and metal deck as required by City of El Segundo. (Fill deck flutes voids to achieve one (1) hour fire rating).

g. Provide minimum opening above ceiling as required for return air, with sound boots.

INTERIOR PARTITION

a.    2-1/2" x 25 gauge metal studs @ 24" on center.

b.    1 layer each side 5/8" thick type 'x' gypsum wallboard.

c. From floor slab to underside of ceiling grid, 9'-0". Floors 2-8 (11'-0" ground floor).

d. Diagonal Bracing: 2-1/2" x 25 gauge metal studs at 45 degree diagonal to structure above staggered @ 4'-0" on center.

e.    Partition taped and sanded smooth to receive paint.

f.    Metal corner bead @ termination of partition and ceiling.

INTERIOR ONE-HOUR SEPARATION PARTITION

a. Same as demising partition with fire dampers as required for penetrations and return air.

INTERIOR LOW PARTITION

a.    2-1/2" x 25 gauge metal studs @ 16" on center.

b.    1 layer each side and top 5/8" thick type 'x' gypsum wallboard.

c.    Heights vary to maximum of 68" above floor.

d.    Metal corner beads at all exposed corners.

e.    Partition taped and sanded smooth to receive paint.

f.    Pipe support @ free end within partition cavity.

COLUMN FURRING

a.    2-1/2" x 25 gauge metal studs @ 24" on center.

b.    1 layer one side 5/8" thick type 'x' gypsum wallboard.

c.    From floor slab to 6" above ceiling grid.

d.    Partition taped and sanded smooth to receive paint.

FURRING AT PERIMETER

a. Below glazing sill and above glazing head, 1 layer 5/8" thick type 'x' gypsum wallboard.

b.    Taped and sanded smooth to receive paint.

c.    Drywall to finish flush with face of glass framing.

DOORS, FRAMES AND HARDWARE

SINGLE CORRIDOR DOOR AND HARDWARE

a. Single leaf U.L. rated, 20-minute suite entry door label attached to hinge side of door, 1-3/4" x 3'-0" x 8'-10", solid core wood, 5 ply, quartered sliced maple veneer, clear finish, to match building standard premium grade. Book match face veneers of doors premium grade.

b.    Door shall be pre-finished and pre-mortised for hardware.

c. Frame: 3'-0" x 8'-10" `Alpha Aluminum Products' flush trim clear anodized extruded aluminum, 20-minute fire rated.

d. Hardware: Schlage "L" Series: L9453 x 03A, finish 626 hardware finish 626 satin chrome. Corbin Russwin cylinders with an inter-changeable core and D1 keyway. Hinges: AB700, 4.5 x 4.5, `Hager', finish: stainless steel - satin. Closer: LCN 4041 series, parallel arm-heavy duty, finish: to match
      626. Stop: `Trimco' 1211 series, finish 626. Threshold: `Pemko' 270A series as needed, finish 626. Smoke Seals: `Pemco' HSS2000 series `Hot Smoke Seal'.

DOUBLE CORRIDOR DOOR AND HARDWARE

a. Double leaf U.L. rated 20-minute suite entry doors with label attached to hinge side of doors, 1-3/4" x 6'-0" x 8'-10", solid core wood, 5 ply, quartered sliced maple veneer, clear finish, to match building standard premium grade. Book match face veneers of doors premium grade.

b.    Door shall be pre-finished and mortised for hardware.

c. Frame: 6'-0" x 8'-10", `Alpha Aluminum Products' flush trim clear anodized extruded aluminum, 20-minute fire rated.

d. Hardware: Schlage "L" Series: L9453 x 03A, finish 626 hardware finish 626 satin chrome. Corbin Russwin cylinders with an inter-changeable core and D1 keyway. Hinges: AB700, 4.5 x 4.5, `Hager', finish: stainless steel - satin. Stop: `Trimco' 1211 series, finish 626. Threshold: `Pemko'

                                  CHEDULE 3 TO                     KILROY REALTY
                                    EXHIBIT B              [999 North Sepulveda]
                                       -1-                     [Encore Software]

      270A series as needed, finish 626. Auto flush bolts: DCI No. 942, finish to match 626. Coordinator: DCI No. 600 series, finish to match 626.
      Closer: LCN 4041 series, parallel arm-heavy duty, Finish: to match 626.
      Astragal: `Pemco' 355CV. Smoke Seals: `Pemco' HSS2000 series `Hot Smoke Seal'.

SINGLE INTERIOR DOOR AND HARDWARE

a. Single leaf, 1-3/4" x 3'-0" x 8'-10", solid core wood, 5 ply, plain sliced maple veneer, clear finish, to match building standard premium grade.

b.    Matching veneer at vertical edges.

c.    20-minute rated with label attached to hinge side of door.

d.    Door shall be pre-finished and mortised for hardware.

e. Frame: 3'-0" x 8'-10", `Alpha Aluminum Products' flush trim clear anodized extruded aluminum, 20-minute fire rated.

f. Hardware: Schlage "L" Series: L9010 x 03A, finish 626 satin chrome. Corbin Russwin cylinders with an inter-changeable core and D1 keyway. Hinges:
      AB700, 4.5 x 4.5, `Hager', finish: stainless steel - satin. Stop: `Trimco' 1211 series, finish 626.

DOUBLE INTERIOR DOOR AND HARDWARE

a. Double leaf, 1-3/4" x 6'-0" x 8'-10", solid core wood, 5 ply, plain sliced maple veneer, clear finish, to match building standard premium grade.

b.    Match face veneers of doors. Matching veneer at vertical edges.

c.    20-minute rated with label attached to hinge side of the door.

d.    Door shall be pre-finished and mortised for hardware.

e. Frame: 6'-0" x 8'-10", `Alpha Aluminum Products' flush trim clear anodized extruded aluminum, 20-minute fire rated.

f. Hardware: Schlage "L" Series: L9010 x 03A, finish 626 hardware finish 626 satin chrome. Corbin Russwin cylinders with an inter-changeable core and D1 keyway. Hinges: AB700, 4.5 x 4.5, `Hager', finish: stainless steel - satin. Stop: `Trimco' 1211 series, finish 626. Auto flush bolts: DCI No. 942, finish to match 626. Coordinator: DCI No. 600 series, finish to match
      626. Closer: LCN 4041 series, parallel arm-heavy duty, finish: to match
      626. Closer: LCN 4041 series, parallel arm-heavy duty, finish to match
      626. Astragal: `Pemco' 355CV.

SUITE DOOR SIGNAGE

a.    Insert - 9" x 9", chrome trim, matte clear Plexiglas with silkscreen copy.

b.    Applicable to all floors, exclusive of ground floor lobby areas.

ACOUSTICAL CEILING

a.    2' x 2' USG `Millenia Clima Plus' 2 x 2 x 5/8" tegular lay-in tile.

b. 2' x 2' "Donn Fineline" narrow suspension systems #DXFH29 heavy-duty, off-white, enamel finish.

ELECTRICAL

LIGHT FIXTURES

a.    'Metalux', Paralux III, 2P3G Series, 2' x 4' recessed static troffer

            -     18 cell parabolic lens

            -     3 T-8 Octron lamps per fixture with electronic ballasts

b.    Lamps: Phillips 32 Watt

            -     Color 741-4100K (cool white)

LIGHT CONTROL

a.    Novitas Sensors.

b.    Wall - #01-151.

c.    Ceiling: One Way 01-100.

d.    Ceiling: Two Way 01-110

ELECTRICAL WALL OUTLET

a.    Specification Grade, Leviton 15A, 125V, Decora/single switch.

b.    White.

c.    Mounted vertically.

d.    Outlet height at 15" above finish floor to centerline of outlet U.O.N.

TELEPHONE WALL OUTLET

a.    Single box in wall - mounted vertically.

b.    3/4" metal conduit stub to ceiling.

c.    Cover plate and wiring by Tenant's telephone vendor.

EXIT SIGN LIGHTS

a. Lithonia LRP-1-GC-RA-LED recessed architectural edge lit exit sign or double face, two (2) circuit 277 volt. Housing trim with white finish.

AUTOMATIC FIRE SPRINKLERS

                                  CHEDULE 3 TO                     KILROY REALTY
                                    EXHIBIT B              [999 North Sepulveda]
                                       -2-                     [Encore Software]

Reliable sprinkler model "G" pendant semi-recessed sprinkler with white sprinkler and escutcheon with a Fahrenheit temperature rating of 165 degrees.

a. Reliable sprinkler model "G4" concealed sprinkler head with white cover plate and a Fahrenheit temperature rating of 165 degrees (To be used in all public areas).

HEATING AND AIR CONDITIONING DISTRIBUTION

All Tenant Improvement HVAC construction work will be performed by the Landlord's base building HVAC contractor or Landlord approved alternate vendor.

a. Furnish and install DDC VAV zone (as manufactured by Krueger, series LMHS #66) for interior with 5-ft long lined sheet metal plenum.

b. Furnish and install DDC fan-powered VAV zones (as manufactured by Krueger, series LMHS #66) with hot water heat for exterior with 5-ft long lined sheet metal plenum.

c.    Furnish and install high-pressure sheet metal ducts to zones.

d. Furnish and install low-pressure sheet metal downstream and branch ductwork, max 7' of glass flex UL181.

e. Furnish and install air distribution ceiling 2' x 2' perforated diffusers (as manufactured by Krueger model 6500F23) as required to meet tenant comfort needs.

f.    Zoning as required to meet tenant needs. Max size is one zone per 750 sq.
      ft.

g.    Independent air balance.

h.    Furnish and install DDC zone sensors and include all programming.

i.    Provide access doors.

j.    Provide fire or fire/smoke dampers as required by code.

FINISHES

PAINT

Three coats of eggshell interior latex washable paint by Frazee, Sinclair, or approved equal.

FLOOR COVERING

a.    Carpet, "Patcraft" All that Jazz.

b.    Direct glue down installation for all carpet.

c. VCT Armstrong Excelon Vinyl Tile or approved equal, colors to be selected from a standard color chart.

RUBBER BASE

a.    Rubber Base Roppe 2-1/2".

PLASTIC LAMINATE

a.    Formica or WilsonArt.

WINDOW COVERINGS

a.    MechoShade - manually operated units. Fabric: 1319, Silver Birch, Fascia:
      Clear Anodized.

FIRE/LIFE SAFETY

FIRE ALARM SPEAKER/STROBE: Wheelock E90-2430CFW (Ceiling Mount) E90-2415WFW (Wall Mount). Cover to be selected from manufacturer's standards. All Life/Safety components shall be furnished and installed by the Building Life/Safety contractor (Pyro-Comm Systems, Inc. did the common area installation).

MANUAL PULL STATION: Notifier NBG-12 with FMM-101. All Life/Safety components shall be furnished and installed by the Building Life/Safety contractor (Pyro-Comm Systems, Inc. did the common area installation).

AREA SMOKE DETECTORS: Notifier FSP-751B710LP. All Life/Safety components shall be furnished and installed by the Building Life/Safety contractor (Pyro-Comm Systems, Inc. did the common area installation).

FIRE EXTINGUISHER: Loma Extinguisher Cabinet Semi-Recessed. 7322-BA-6. Paint cabinet to match adjacent finish.

NOTES:

a.    Landlord can substitute like quality materials.

b. Where more than one (1) type of material or structure is available, the selection will be at Landlord's option, provided that such selection does not increase the cost of such material or fixture.

                                  CHEDULE 3 TO                     KILROY REALTY
                                    EXHIBIT B              [999 North Sepulveda]
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                                    EXHIBIT C

                               999 NORTH SEPULVEDA

                           NOTICE OF LEASE TERM DATES

To:   _______________________
      _______________________
      _______________________
      _______________________

      Re:   Office Lease dated ____________, 200__ between ____________________, a _____________________ ("LANDLORD"), and _______________________, a
            _______________________ ("TENANT") concerning Suite ______ on floor(s) __________ of the office building located at ____________________________, El Segundo, California.

Gentlemen:

      In accordance with the Office Lease (the "LEASE"), we wish to advise you and/or confirm as follows:

      1. The Lease Term shall commence on or has commenced on ______________ for a term of __________________ ending on __________________.

      2.    Rent commenced to accrue on __________________, in the amount of
            ________________.

      3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

      4.    Your rent checks should be made payable to __________________ at
            ___________________.

      5. The exact number of rentable/usable square feet within the Premises is ____________ square feet.

      6. Tenant's Share as adjusted based upon the exact number of usable square feet within the Premises is ________%.

                                                                   KILROY REALTY
                                    EXHIBIT C              [999 North Sepulveda]
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                                       "Landlord":

                                       ________________________________________,
                                       a________________________________________

                                       By: _____________________________________
                                           Its:_________________________________

                                       By: _____________________________________
                                           Its:_________________________________

Agreed to and Accepted
as of ____________, 200__.

"Tenant":

_________________________
a________________________

By: _____________________________________
    Its:_________________________________

                                                                   KILROY REALTY
                                    EXHIBIT C              [999 North Sepulveda]
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                                    EXHIBIT D

                               999 NORTH SEPULVEDA

                              RULES AND REGULATIONS

      Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project; provided, however, Landlord shall use commercially reasonable efforts to enforce all Rules and Regulations with all tenants of the Project. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control. Landlord will provide written notice of any modifications to the Rules and Regulations before any such modifications shall be deemed effective.

      1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises. Additional keys shall be obtained only from the manager of the Building or Project (as designated by Landlord) at Landlord's actual cost therefore. Tenant shall not duplicate or obtain keys from any other source. Upon the termination of this Lease, Tenant shall restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing same.

      2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

      3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the El Segundo, California area. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord will furnish passes to persons for whom Tenant requests same in writing. The Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

      4. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord. All moving activity into or out of the Building shall be scheduled with Landlord and done only at such time and in such manner as Landlord reasonably designates. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

      5. No furniture will be received in the Building or carried up or down in the elevators, except between such hours, in such specific elevator and by such personnel as shall be designated by Landlord.

      6. The requirements of Tenant will be attended to only upon notification to management office for the Project or at such office location designated by Landlord. Employees

                                                                   KILROY REALTY
                                    EXHIBIT D              [999 North Sepulveda]
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of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

      7. Except as expressly set forth in the Lease, (a) no sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the Premises or the Building without the prior written consent of the Landlord; (b) Tenant shall not disturb, solicit, peddle, or canvass any occupant of the Project and shall cooperate with Landlord and its agents of Landlord to prevent same; (c) Landlord shall have the right to remove any sign, placard, picture, advertisement, name, or notice placed or maintained by Tenant in violation of these Rules and Regulations or of the Lease, without notice, at Tenant's expense and Landlord shall not be liable in damages for such removal;
(d) standard interior signs, such as on doors, shall be affixed for Tenant by Landlord at Tenant's expense, and all such signs shall be of a type, size and kind approved by Landlord; and (e) if Landlord shall have given its consent with respect to any sign at any time, whether before or after the execution of this Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of the Lease and shall be deemed to relate only to the particular sign, placard, picture, advertisement, name or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every such sign, placard, picture, advertisement, name or notice other than the particular sign, placard, picture, advertisement, name or notice, as the case may be, so consented to by Landlord.

      8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused same.

      9. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

      10. Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline, explosive material, corrosive material, material capable of emitting toxic fumes, or other inflammable or combustible fluid chemical, substitute or material. Tenant shall provide material safety data sheets for any Hazardous Material used or kept on the Premises.

      11. Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

      12. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, or vibrations, or interfere with other tenants or those having business therein, whether by the use of any musical instrument, radio, phonograph, or in any other way. Tenant shall not throw anything out of doors, windows or skylights or down passageways.

      13. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals (other than assistance animals, such as seeing eye dogs), birds, aquariums, or, except in areas designated by Landlord, bicycles or other vehicles.

      14. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

      15. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises provided for in the Summary. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a messenger-type operation or dispatch office, public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as

                                                                   KILROY REALTY
                                    EXHIBIT D              [999 North Sepulveda]
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a barber or manicure shop, or as an employment bureau without the express prior written consent of Landlord. Except with the prior written consent of the Landlord, no tenant of the Project shall sell or permit the sale (at retail or wholesale) of newspapers, magazines, periodicals, theatre tickets, liquor, narcotics or tobacco, in any form, or any other goods or merchandise to the general public in or from their premises or from anywhere in the Project.

      16. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who has in any manner acted in violation of any of these Rules and Regulations.

      17. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, courts, halls, stairways, elevators, vestibules or any Common Areas for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

      18. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building's heating and air conditioning system. Tenant shall participate in recycling programs undertaken by Landlord.

      19. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in El Segundo, California without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate. If the Premises is or becomes infested with vermin as a result of any cause other than Landlord's negligence or willful misconduct, then Tenant shall forthwith, at Tenant's expense, cause the Premises to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord. To the extent such infestation is caused by Landlord's negligence or willful misconduct, the cost of extermination shall be borne by Landlord.

      20. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency. All tenants and their authorized representatives shall observe and participate in scheduled fire prevention and other calamitous drills and observances, whether required by Landlord (but not more than once per quarter) or any law or public official or agency. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.

      21. Any persons employed by Tenant to do janitorial work shall be subject to the prior written approval of Landlord, and while in the Building and outside of the Premises, shall be subject to and under the control and direction of the Building manager (but not as an agent or servant of such manager or of Landlord), and Tenant shall be responsible for all acts of such persons.

      22. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord, and no curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than as reasonably approved by Landlord. All electrical ceiling fixtures hung in the Premises or spaces along the perimeter of the Building must be reasonably approved by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord. Tenant shall be responsible for any damage to the window film on the exterior windows of the Premises and shall promptly repair any such damage at Tenant's sole cost and expense. Prior to leaving the Premises for the day, Tenant shall and extinguish most lights.

      23. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

                                                                   KILROY REALTY
                                    EXHIBIT D              [999 North Sepulveda]
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      24. Tenant must comply with applicable "NO-SMOKING" ordinances and all related, similar or successor ordinances, rules, regulations or codes. If Tenant is required under the ordinance to adopt a written smoking policy, a copy of said policy shall be on file in the office of the Building. In addition, no smoking of any substance shall be permitted within the Project except in specifically designated outdoor areas. Within such designated outdoor areas, all remnants of consumed cigarettes and related paraphernalia shall be deposited in ash trays and/or waste receptacles. No cigarettes shall be extinguished and/or left on the ground or any other surface of the Project. Cigarettes shall be extinguished only in ashtrays.

      25. Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Project. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Project or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

      26. No auction, liquidation, fire sale, going-out-of-business or bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.

      27. No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

      28. Tenant shall install and maintain, at Tenant's sole cost and expense fire extinguishers in accordance with Applicable Laws.

      29. Landlord reserves the right at any time to, by written notice to Tenant, change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

      30. Landlord reserves the right to prohibit "Personal Goods and Services Vendors" (defined below) from access to the Building and the Project, except upon such reasonable terms and conditions, including the payment of a reasonable fee and provision for insurance coverage, as are related to the safety, care and cleanliness of the Building and the Project, the preservation of good order thereon, and the relief of any financial or other burden on the Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services to a Tenant or a Tenant's employees. If necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time or during any week in the Building or the Project. As used herein, "PERSONAL GOODS AND SERVICES VENDORS" means persons who may periodically enter the Building in which the Premises are located for the purpose of selling goods or services to a Tenant, other than goods or services which are used by the Tenant only for the purpose of conducting its business on the Premises. Personal goods and services include, but are not limited to, drinking water and other beverages, food, barbering services, and shoeshining services.

      31. The sashes, sash doors, glass doors, windows, glass lights, and any glass, plastic material, lights or skylights that reflect or admit light into the halls or other places of a Building or the Premises shall not be covered or obstructed in any way, partially or in full. No furniture, files or other solid objects above thirty (30) inches in height shall be placed against or within two
(2) feet of any clear or transparent glass exterior window of the Building or any interior window facing common areas, on the first or second floor.

      32. Tenant shall not use any curtains, blinds, shades, screens, window ventilator or other form of window covering (collectively "WINDOW COVERING") in connection with any

                                                                   KILROY REALTY
                                    EXHIBIT D              [999 North Sepulveda]
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

window or door of the Premises unless approved in writing by Landlord. Landlord reserves the right, at Landlord's expense, to install in the Premises of any tenant any Building standard window covering selected by Landlord, and any subsequent changes of such Building standard window covering, so that the premises shall have a uniformity in outside appearance. No awnings shall be permitted on any part of the Premises.

      33. Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Premises, Building or the Project, or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them; or conflict with the regulations of the Fire Department or fire laws, or with any insurance policy upon the Building or the Project, or any part thereof, or with any rules and ordinances established by the City of El Segundo, Board of Health, or other governmental authority or agency.

      34. No hand trucks or vehicles, including bicycles, other than a wheelchair for an individual, shall be used or carried in the elevators without Landlord's prior approval. Any hand trucks permitted in the Building must be equipped with soft rubber tires and rubber side guards.

      35. Landlord will direct electricians or other installers as to where and how telephone and other communication and electrical facilities are to be introduced. No boring or cutting of or for these facilities shall be allowed without the prior written consent of Landlord.

      36. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the Project or its desirability as a first-class office building project, and upon written notice from Landlord, Tenant shall refrain from and discontinue such advertising.

      37. The Building in which the Premises are located and the Project is and it shall remain private property (except for any dedicated streets or sidewalks). No part of the Project is maintained for nor is it open to the general public. At any time and from time to time Landlord may establish perimeter restraints around the entire Project or portions of the Project, or around any one or more of the Buildings comprising the Project, and admit only those persons who have identification as tenants or as authorized representatives of tenants of the Building and/or the Project. All facilities and common areas forming a part of a Building and the Project shall be under the sole and absolute control of Landlord with the exclusive right to regulate and control these areas and to exclude therefrom any one who is not a Tenant or an employee or authorized representative of a Tenant.

      38. If any governmental license or permit shall be required for the proper and lawful conduct of any business or other activity carried on by Tenant in the Premises, and if the failure to secure such license or permit would in any manner affect Landlord, Tenant shall duly procure and thereafter maintain such license or permit.

      39. Landlord shall have no liability to any tenant by reason of the non-compliance with or violation of these Rules and Regulations by any other tenant.

      40. Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning "HVAC") when necessary for normal comfort for normal office use in the Premises during the Building Hours, except for any Holidays.

      41. Any consent, approval, request, agreement or other communication to be given or made under these Rules and Regulations shall be in writing. Any violation of these Rules and Regulations which results in damage or injury to persons or to property, or requires additional cleaning or other services to the Premises, Building or Project shall be borne by and paid by the Tenant who, or whose employees or agents, violated these Rules and Regulations.

      42. All Rules and Regulations contained in this EXHIBIT D shall be enforced by Landlord in a nondiscriminatory manner. Notwithstanding the foregoing, in no event shall Landlord's failure to enforce any rule or regulation set forth in this EXHIBIT D constitute a waiver of Landlord's future rights of enforcement with respect to the same as contained herein.

                                                                   KILROY REALTY
                                    EXHIBIT D              [999 North Sepulveda]
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                                    EXHIBIT E

                               999 NORTH SEPULVEDA

                      FORM OF TENANT'S ESTOPPEL CERTIFICATE

      The undersigned as Tenant under that certain Office Lease (the "LEASE") made and entered into as of ___________, 200 by and between _______________ as Landlord, and the undersigned as Tenant, for Premises on -- the ______________ floor(s) of the office building located at ______________, El Segundo, California ____________, certifies as follows:

      1. Attached hereto as EXHIBIT A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in EXHIBIT A represent the entire agreement between the parties as to the Premises.

      2. The undersigned currently occupies the Premises described in the Lease, the Lease Term commenced on __________, and the Lease Term expires on ___________, and the undersigned has no option to terminate or cancel the Lease or to purchase all or any part of the Premises, the Building and/or the Project.

      3. Base Rent became payable on ____________.

      4. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in EXHIBIT A.

      5. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

      6. Tenant shall not modify the documents contained in EXHIBIT A without notice to Landlord's mortgagee (but only if such mortgagee is identified to Tenant in writing in advance).

      7. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ___________. The current monthly installment of Base Rent is $_____________________.

      8. To Tenant's knowledge, Landlord is not in default thereunder. In addition, the undersigned has not delivered any notice to Landlord regarding a default by Landlord thereunder.

      9. No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

      10. As of the date hereof, there are no existing defenses or offsets, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord.

      11. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

      12. There are no actions pending against the undersigned under the bankruptcy or similar laws of the United States or any state.

      13. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

      14. To the undersigned's knowledge, all tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been

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accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

      The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.

      Executed at ______________ on the ____ day of ___________, 200__.

                                           "Tenant":

                                           ____________________________________,
                                           a____________________________________

                                           By: _________________________________
                                               Its: ____________________________

                                           By: _________________________________
                                               Its: ____________________________

                                                                   KILROY REALTY
                                    EXHIBIT E              [999 North Sepulveda]
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                                    EXHIBIT F

                               999 NORTH SEPULVEDA

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

ALLEN MATKINS LECK GAMBLE
         & MALLORY LLP
1901 Avenue of the Stars
18th Floor
Los Angeles, California 90067
Attention: Anton N. Natsis, Esq. and Delmar L. Nehrenberg, Esq.

                            RECOGNITION OF COVENANTS,
                          CONDITIONS, AND RESTRICTIONS

      This Recognition of Covenants, Conditions, and Restrictions (this "AGREEMENT") is entered into as of the __ day of ________, 200__, by and between __________________ ("LANDLORD"), and ________________ ("TENANT"), with reference to the following facts:

      A. Landlord and Tenant entered into that certain Office Lease Agreement dated _____, 200__ (the "LEASE"). Pursuant to the Lease, Landlord leased to Tenant and Tenant leased from Landlord space (the "PREMISES") located in an office building on certain real property described in EXHIBIT A attached hereto and incorporated herein by this reference (the "PROPERTY").

      B. The Premises are located in an office building located on real property which is part of an area owned by Landlord containing approximately ___(__) acres of real property located in the City of ____________, California (the "PROJECT"), as more particularly described in EXHIBIT B attached hereto and incorporated herein by this reference.

      C. Landlord, as declarant, has previously recorded, or proposes to record concurrently with the recordation of this Agreement, a Declaration of Covenants, Conditions, and Restrictions (the "DECLARATION"), dated ________________, 200__, in connection with the Project.

      D. Tenant is agreeing to recognize and be bound by the terms of the Declaration, and the parties hereto desire to set forth their agreements concerning the same.

      NOW, THEREFORE, in consideration of (a) the foregoing recitals and the mutual agreements hereinafter set forth, and (b) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows,

      1. Tenant's Recognition of Declaration. Notwithstanding that the Lease has been executed prior to the recordation of the Declaration, Tenant agrees to recognize and by bound by all of the terms and conditions of the Declaration.

      2. Miscellaneous.

            2.1 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, estates, personal representatives, successors, and assigns.

            2.2 This Agreement is made in, and shall be governed, enforced and construed under the laws of, the State of California.

            2.3 This Agreement constitutes the entire understanding and agreements of the parties with respect to the subject matter hereof, and shall supersede and replace all prior understandings and agreements, whether verbal or in writing. The parties confirm and

                                                                   KILROY REALTY
                                    EXHIBIT F              [999 North Sepulveda]
                                       -1-                     [Encore Software]
acknowledge that there are no other promises, covenants, understandings, agreements, representations, or warranties with respect to the subject matter of this Agreement except as expressly set forth herein.

            2.4 This Agreement is not to be modified, terminated, or amended in any respect, except pursuant to any instrument in writing duly executed by both of the parties hereto.

            2.5 In the event that either party hereto shall bring any legal action or other proceeding with respect to the breach, interpretation, or enforcement of this Agreement, or with respect to any dispute relating to any transaction covered by this Agreement, the losing party in such action or proceeding shall reimburse the prevailing party therein for all reasonable costs of litigation, including reasonable attorneys' fees, in such amount as may be determined by the court or other tribunal having jurisdiction, including matters on appeal.

            2.6 All captions and heading herein are for convenience and ease of reference only, and shall not be used or referred to in any way in connection with the interpretation or enforcement of this Agreement.

            2.7 If any provision of this Agreement, as applied to any party or to any circumstance, shall be adjudged by a court of competent jurisdictions to be void or unenforceable for any reason, the same shall not affect any other provision of this Agreement, the application of such provision under circumstances different form those adjudged by the court, or the validity or enforceability of this Agreement as a whole.

            2.8 Time is of the essence of this Agreement.

            2.9 The Parties agree to execute any further documents, and take any further actions, as may be reasonable and appropriate in order to carry out the purpose and intent of this Agreement.

            2.10 As used herein, the masculine, feminine or neuter gender, and the singular and plural numbers, shall each be deemed to include the others whenever and whatever the context so indicates.

              [Remainder of this page is intentionally left blank.]

                                                                   KILROY REALTY
                                    EXHIBIT F              [999 North Sepulveda]
                                       -2-                     [Encore Software]

                        SIGNATURE PAGE OF RECOGNITION OF

                     COVENANTS, CONDITIONS AND RESTRICTIONS

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                      "Landlord":

                                      KILROY REALTY, L.P.,
                                      a Delaware limited partnership

                                      By: KILROY REALTY CORPORATION,
                                          a Maryland corporation,
                                      Its: General Partner

                                           By: _________________________________

                                               Name: ___________________________

                                               Its: ____________________________

                                           By: _________________________________

                                               Name: ___________________________

                                               Its: ____________________________

                                      "Tenant":

                                      __________________________________________
                                      a_________________________________________

                                      By: ______________________________________

                                          Its: _________________________________

                                      By: ______________________________________

                                          Its: _________________________________

                                                                   KILROY REALTY
                                    EXHIBIT F              [999 North Sepulveda]
                                       -3-                     [Encore Software]

                                    EXHIBIT G

                               999 NORTH SEPULVEDA

      THIS GUARANTY OF LEASE (this "GUARANTY") is made as of October 8, 2004, by Navarre Corporation, a Minnesota corporation (the "GUARANTOR"), whose address is set forth in Paragraph 9 hereof, in favor of Kilroy Realty, L.P., a Delaware limited partnership ("LANDLORD"), having an office at 12200 W. Olympic Boulevard, Suite 200, Los Angeles, California 90064.

      WHEREAS, Landlord and Encore Software, Inc., a Minnesota corporation ("TENANT") desire to enter into that certain Office Lease dated October 8, 2004 (the "LEASE") concerning the premises on the seventh (7th) floor of the office building located at 999 North Sepulveda Boulevard, in the City of El Segundo, County of Los Angeles, State of California (the "BUILDING");

      WHEREAS, Guarantor has a financial interest in the Tenant; and

      WHEREAS, Landlord would not execute the Lease if Guarantor did not execute and deliver to Landlord this Guaranty.

      NOW THEREFORE, for and in consideration of the execution of the foregoing Lease by Landlord and as a material inducement to Landlord to execute said Lease, Guarantor hereby jointly, severally, and absolutely, presently, continually, unconditionally and irrevocably guarantees the prompt payment by Tenant of all rentals and all other sums payable by Tenant under said Lease and the faithful and prompt performance by Tenant of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Tenant, and further agree as follows:

            1. It is specifically agreed and understood that the terms, covenants and conditions of the Lease may be altered, affected, modified, amended, compromised, released or otherwise changed by agreement between Landlord and Tenant, or by course of conduct and Guarantor does guaranty and promise to perform all of the obligations of Tenant under the Lease as so altered, affected, modified, amended, compromised, released or changed and the Lease may be assigned by or with the consent of Landlord or any assignee of Landlord without consent or notice to Guarantor and that this Guaranty shall thereupon and thereafter guaranty the performance of said Lease as so changed, modified, amended, compromised, released, altered or assigned. Notwithstanding the foregoing, this Guaranty shall not apply to any modifications to the Lease which increase, enlarge or expand Tenant's monetary obligations thereunder made without Guarantor's consent.

            2. This Guaranty shall not be released, modified or affected by failure or delay on the part of Landlord to enforce any of the rights or remedies of Landlord under the Lease, whether pursuant to the terms thereof or at law or in equity, or by any release of any person liable under the terms of the Lease (including, without limitation, Tenant) or any other guarantor, from any liability with respect to Guarantor's obligations hereunder.

            3. Guarantor's liability under this Guaranty shall continue until all rents due under the Lease have been paid in full and until all other obligations to Landlord have been satisfied. If all or any portion of Tenant's obligations under the Lease is paid or performed by Tenant, the obligations of Guarantor hereunder shall continue and remain in full force and effect in the event that all or any part of such payment(s) or performance(s) is avoided or recovered directly or indirectly from Landlord as a preference, fraudulent transfer or otherwise. Notwithstanding anything in this Guaranty to the contrary, Guarantor's liability hereunder for the payment and performance of Tenant's obligations under the Lease shall be limited to a maximum aggregate amount of $700,000.00 during the first two (2) years of the Lease Term and $500,000.00 thereafter (exclusive of reasonable attorneys' fees and reasonable out-of-pocket costs incurred by Landlord in enforcing this Guaranty) and shall in no event require Guarantor to pay any amounts or to make any expenditures in excess of such maximum aggregate amount except for reasonable attorneys' fees and reasonable out-of-pocket enforcement costs.

            4. Guarantor warrants and represents to Landlord that Guarantor now has and will continue to have full and complete access to any and all information concerning the Lease,

                                                                   KILROY REALTY
                                    EXHIBIT G              [999 North Sepulveda]
                                       -1-                     [Encore Software]
the value of the assets owned or to be acquired by Tenant, Tenant's financial status and its ability to pay and perform the obligations owed to Landlord under the Lease. Guarantor further warrants and represents that Guarantor has reviewed and approved copies of the Lease and is fully informed of the remedies Landlord may pursue, with or without notice to Tenant, in the event of default under the Lease. So long as any of Guarantor's obligations hereunder remains unsatisfied or owing to Landlord, Guarantor shall keep fully informed as to all aspects of Tenant's financial condition and the performance of said obligations.

            5. Guarantor hereby covenants and agrees with Landlord that if a default shall at any time occur in the payment of any sums due under the Lease by Tenant or in the performance of any other obligation of Tenant under the Lease, and such default shall continue beyond any applicable grace and cure periods, Guarantor shall and will forthwith upon demand pay such sums, and any arrears thereof, to Landlord in legal currency of the United States of America for payment of public and private debts, and take all other actions necessary to cure such default and perform such obligations of Tenant.

            6. The liability of Guarantor under this Guaranty is a guaranty of payment and performance and not of collectibility, and is not conditioned or contingent upon the pursuit by Landlord of any remedies which it now has or may hereafter have with respect thereto, at law, in equity or otherwise.

            7. Guarantor hereby waives and agrees not to assert or take advantage of to the extent permitted by law: (i) all notices to Guarantor (or any of them), to Tenant, or to any other person, including, but not limited to, notices of the acceptance of this Guaranty or the creation, renewal, extension, assignment, modification or accrual of any of the obligations owed to Landlord under the Lease and, except to the extent set forth in Paragraph 9 hereof, enforcement of any right or remedy with respect thereto, and notice of any other matters relating thereto; (ii) notice of acceptance of this Guaranty; (iii) any right to require Landlord to apply to any default any security deposit or other security it may hold under the Lease; and (iv) any right or defense that may arise by reason of the incapability, lack or authority, death or disability of Tenant or any other person. Moreover, Guarantor agrees that Guarantor's obligations shall not be affected by any circumstances which constitute a legal or equitable discharge of a guarantor or surety.

            8. Guarantor agrees that Landlord may enforce this Guaranty without the necessity of proceeding against Tenant or any other guarantor. Guarantor hereby waives the right to require Landlord to proceed against Tenant, to proceed against any other guarantor to exercise any right or remedy under the Lease or to pursue any other remedy or to enforce any other right.

            9. (a) Guarantor agrees that nothing contained herein shall prevent Landlord from suing on the Lease or from exercising any rights available to it thereunder and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of Guarantor. Without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits under California Civil Code Sections 2810, 2819, 2845, 2849 and 2850.

            (b) Guarantor agrees that Guarantor shall have no right of subrogation against Tenant or any right of contribution against any other guarantor unless and until all amounts due under the Lease have been paid in full and all other obligations under the Lease have been satisfied. Guarantor further agrees that, to the extent the waiver of Guarantor's rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantor may have against Tenant shall be junior and subordinate to any rights Landlord may have against Tenant, and any rights of contribution Guarantor may have against any other guarantor shall be junior and subordinate to any rights Landlord may have against such other guarantor.

            (c) To the extent any dispute exists at any time between or among Guarantor and any other guarantors as to Guarantor's right to contribution or otherwise, Guarantor agrees to indemnify, defend and hold Landlord harmless from and against any loss, damage, claim, demand, cost or any other liability (including, without limitation, reasonable attorneys' fees and costs) Landlord may suffer as a result of such dispute.

                                                                   KILROY REALTY
                                    EXHIBIT G              [999 North Sepulveda]
                                       -2-                     [Encore Software]

            (d) The obligations of Guarantor under this Guaranty shall not be altered, limited or affected by any case, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Tenant or any defense which Tenant may have by reason of order, decree or decision of any court or administrative body resulting from any such case. Guarantor acknowledges and agrees that any payment which accrues with respect to Tenant's obligations under the Lease (including, without limitation, the payment of rent) after the commencement of any such proceeding (or, if any such payment ceases to accrue by operation of law by reason of the commencement of such proceeding, such payment as would have accrued if said proceedings had not been commenced) shall be included in Guarantor's obligations hereunder because it is the intention of the parties that said obligations should be determined without regard to any rule or law or order which may relieve Tenant of any of its obligations under the Lease. Guarantor hereby permits any trustee in bankruptcy, receiver, debtor-in-possession, assignee for the benefit of creditors or similar person to pay Landlord, or allow the claim of Landlord in respect of, any such payment accruing after the date on which such proceeding is commenced. Guarantor hereby assigns to Landlord Guarantor's right to receive any payments from any trustee in bankruptcy, receiver, debtor-in-possession, assignee for the benefit of creditors or similar person by way of dividend, adequate protection payment or otherwise, but only to the extent of Guarantor's liability to Landlord hereunder.

            10. Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Guaranty or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this Guaranty) and shall be deemed to have been properly given, rendered or made only if hand-delivered or sent by first-class mail, postage pre-paid, addressed to the other party at its respective address set forth below, and shall be deemed to have been given, rendered or made on the day it is hand-delivered or one day after it is mailed, unless it is mailed outside of the county in which the Building is located, in which case it shall be deemed to have been given, rendered or made on the third business day after the day it is mailed. By giving notice as provided above, either party may designate a different address for notices, statements, demands, consents, approvals or other communications intended for it.

      To Landlord:      Kilroy Realty, L.P.
                        12200 W. Olympic Boulevard, Suite 200
                        Los Angeles, California  90064
                        Attention: Legal Department
                        Phone: (310) 481-8400
                        Facsimile: (310) 481-6530

                        and to:

                        Kilroy Realty, L.P.
                        12200 W. Olympic Boulevard, Suite 200
                        Los Angeles, California  90064
                        Attention: Asset Management
                        Phone: (310) 481-8400
                        Facsimile: (310) 481-6520

                        With a copy to:

                        Allen Matkins Leck Gamble & Mallory LLP
                        1901 Avenue of the Stars, Suite 1800
                        Los Angeles, California  90067
                        Attention: Delmar L. Nehrenberg, Esq.
                        Phone: (310) 788-2400
                        Facsimile: (310) 788-2410

      To Guarantor:     _______________________________
                        _______________________________
                        _______________________________
                        _______________________________

                                                                   KILROY REALTY
                                    EXHIBIT G              [999 North Sepulveda]
                                       -3-                     [Encore Software]

      11. Guarantor represents and warrants to Landlord as follows:

            (a) No consent of any other person, including, without limitation, any creditors of Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by Guarantor in connection with this Guaranty or the execution, delivery, performance, validity or enforceability of this Guaranty and all obligations required hereunder. This Guaranty has been duly executed and delivered by Guarantor, and constitutes the legally valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms.

            (b) The execution, delivery and performance of this Guaranty will not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of Guarantor's assets may be bound, and will not result in, or require, the creation or imposition of any lien on any of Guarantor's property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

      12. Intentionally Omitted.

      13. This Guaranty shall be binding upon Guarantor, Guarantor's heirs, representatives, administrators, executors, successors and assigns and shall inure to the benefit of and shall be enforceable by Landlord, its successors, endorsees and assigns. Any married person executing this Guaranty agrees that recourse may be had against community assets and against his separate property for the satisfaction of all obligations herein guaranteed. As used herein, the singular shall include the plural, and the masculine shall include the feminine and neuter and vice versa, if the context so requires.

      14. The term "Landlord" whenever used herein refers to and means the Landlord specifically named in the Lease and also any assignee of said Landlord, whether by outright assignment or by assignment for security, and also any successor to the interest of said Landlord or of any assignee in the Lease or any part thereof, whether by assignment or otherwise. So long as the Landlord's interest in or to demised premises (as that term is used in the Lease) or the rents, issues and profits therefrom, or in, to or under the Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of the Landlord's interest in demised premises or under the Lease shall affect the continuing obligations of Guarantor under this Guaranty, which obligations shall continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchaser at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

      15. The term "Tenant" whenever used herein refers to and means the Tenant in the Lease specifically named and also any assignee or sublessee of said Lease and also any successor to the interests of said Tenant, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

      16. In the event of any dispute or litigation regarding the enforcement or validity of this Guaranty, the party which does not prevail in any such dispute or litigation shall be obligated to pay all charges, costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the party which prevails in such dispute or litigation, whether or not any action or proceeding is commenced regarding such dispute and whether or not such litigation is prosecuted to judgment.

      17. This Guaranty shall be governed by and construed in accordance with the laws of the state in which the Building is located, and in a case involving diversity of citizenship, shall be litigated in and subject to the jurisdiction of the courts of the State in which the Building is located.

      18. Every provision of this Guaranty is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

                                                                   KILROY REALTY
                                    EXHIBIT G              [999 North Sepulveda]
                                       -4-                     [Encore Software]

      19. This Guaranty may be executed in any number of counterparts each of which shall be deemed an original and all of which shall constitute one and the same Guaranty with the same effect as if all parties had signed the same signature page. Any signature page of this Guaranty may be detached from any counterpart of this Guaranty and re-attached to any other counterpart of this Guaranty identical in form hereto but having attached to it one or more additional signature pages.

      20. No failure or delay on the part of Landlord to exercise any power, right or privilege under this Guaranty shall impair any such power, right or privilege, or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

      21. This Guaranty shall constitute the entire agreement between Guarantor and the Landlord with respect to the subject matter hereof. No provision of this Guaranty or right of Landlord hereunder may be waived nor may Guarantor be released from any obligation hereunder except by a writing duly executed by an authorized officer, director or trustee of Landlord.

      22. The liability of Guarantor and all rights, powers and remedies of Landlord hereunder and under any other agreement now or at any time hereafter in force between Landlord and Guarantor relating to the Lease shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Landlord by law.

      IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

                                    Navarre Corporation, a Minnesota corporation

                                    By: ________________________________________

                                        Its: ___________________________________

                                                                   KILROY REALTY
                                    EXHIBIT G              [999 North Sepulveda]
                                       -5-                     [Encore Software]

                                    EXHIBIT H

                               999 NORTH SEPULVEDA

                              INTENTIONALLY DELETED

                                                                   KILROY REALTY
                                    EXHIBIT H              [999 North Sepulveda]
                                       -1-                     [Encore Software]

                                    EXHIBIT I

                               999 NORTH SEPULVEDA

                          PARKING RULES AND REGULATIONS

      1. No vehicle shall be permitted to park in any portion of the Project unless the driver is a guest, invitee or customer of a tenant of the Project and is issued a parking ticket or a currently validated parking decal (or such other parking permit identification as may then be employed by Landlord) is affixed to and/or displayed on the vehicle in the manner prescribed by Landlord, or unless the vehicle's driver is in possession of a valid temporary parking permit.

      2. Parking decals and/or parking key cards (or other form of identification then used by Landlord) shall be issued only to and can be held only by tenants and employees of tenants of the Project who are not in default of their respective leases. All items issued for such identification purposes shall be returned to Landlord upon the expiration or any earlier termination of the Lease. Landlord reserves the right to make a reasonable charge for the costs of reserved parking signs.

      3. Landlord reserves the right to restrict access to the parking areas of the Project, or to have removed from the parking areas, at the expense of the defaulting tenant or the vehicle owner, any vehicle which, in the opinion of
Landlord: (a) presents a hazard to the health and welfare of the tenants or the general public; (b) is not in operable condition; (c) contains explosive cargo or any toxic materials other than gasoline or fuel in the original equipment vehicle tanks; (d) leaks fluids of any kind, including water; (e) is without proper licenses attached; (f) contains illegal goods or contraband; or (g) is excessive in width, length or height or has attachments thereto making it excessive in width, length or height.

      4. All persons shall observe all speed and traffic controls established by Landlord, and shall park only in such areas or spaces as are authorized by Landlord. In the event an area or areas are marked or identified for parking for only a specific tenant ("SPECIAL IDENTIFIED PARKING AREA"), then no unauthorized persons shall park in such Special Identified Parking Area.

      5. No tenant shall operate any motor vehicle of any kind in any parking garage or other parking area faster than five (5) miles per hour.

      6. No tenant shall leave or permit its employees or agents to leave vehicles in the parking areas overnight, nor park any vehicles in the parking areas other than automobiles, motorcycles, motor-driven or non-motor driven bicycles or four-wheeled light trucks without Landlord's prior consent.

      7. The vehicles of persons who violate the provisions of the Lease or the Parking Rules and Regulations may be impounded and/or removed from the parking facilities at the option of Landlord and at the expense of the particular tenant involved or the owner of such vehicle.

      8. Landlord shall not be liable nor responsible for fire, theft, or any damage to or loss of any vehicle or contents therein, from any cause or circumstance whatsoever, nor for the failure of any vehicle owner or operator to observe these Parking Rules and Regulations.

      9. Landlord reserves the right from time to time to amend, modify, expand or change in any way these Parking Rules and Regulations and agrees to notify Tenant in writing upon any parking or other rule changes.

      10. All Parking Rules and Regulations contained in this EXHIBIT I shall be enforced by Landlord in a nondiscriminatory manner. Notwithstanding the foregoing, in no event shall Landlord's failure to enforce any rule or regulation set forth in this EXHIBIT I constitute a waiver of Landlord's future rights of enforcement with respect to the same as contained herein.

                                                                   KILROY REALTY
                                    EXHIBIT I              [999 North Sepulveda]
                                       -1-                     [Encore Software]

                                    EXHIBIT J

                               999 NORTH SEPULVEDA

                           JANITORIAL SPECIFICATIONS

                            OFFICES AND COMMON AREAS
                                       AND

                      PARKING GARAGE ELEVATORS AND LOBBIES

1. OFFICES AND COMMON AREA (EXCEPT RESTROOMS)

      1.1 NIGHTLY - FIVE TIMES PER WEEK

            1.1.1 Empty trash receptacles

            1.1.2 Clean all waste receptacles and reline as necessary.

            1.1.3 Put trash in trash bins.

            1.1.4 Clean drinking fountains.

            1.1.5 Spot clean all mirrors and glass.

            1.1.6 Spot clean doors and frames.

            1.1.7 Spot clean light switches.

            1.1.8 Vacuum carpets and rugs as necessary.

            1.1.9 Spot mop resilient floors.

            1.1.10 Dust mop resilient floors.

            1.1.11 Spot clean interior partition glass.

            1.1.12 Turn off designated lights.

            1.1.13 Vacuum elevator floors, spot clean carpets as required.

            1.1.14 Wipe down exterior elevator painted doors.

            1.1.15 Wipe down stainless elevator interior and exterior.

            1.1.16 Wipe and wash down entranceways.

            1.1.17 Clean glass doors.

            1.1.18 Spot clean rugs and carpets as necessary.

            1.1.19 Maintain janitorial closets in a clean and neat condition.

            1.1.20 Lock all designated doors.

      1.2 WEEKLY

            1.2.1 Spot clean walls.

            1.2.2 Perform low dusting.

            1.2.3 Dust windowsills and ledges.

            1.2.4 Sweep stairways.

            1.2.5 Wipe down handrails in stairwells.

            1.2.6 Clean granite and pavers at exterior entrances, including trash compactor area.

      1.3 MONTHLY

            1.3.1 Wash, wax, and buff resilient floors.

                                                                   KILROY REALTY
                                    EXHIBIT J              [999 North Sepulveda]
                                       -1-                     [Encore Software]

            1.3.2 Perform high dusting.

            1.3.3 Clean vents.

2. RESTROOMS

      2.1 NIGHTLY - FIVE TIMES A WEEK

            2.1.1 Clean and disinfect all commodes, urinals, sinks and faucets, removing all dirt and stains. Remove all calcium deposits.

            2.1.2 Refill all soap dispensers.

            2.1.3 Clean all chrome and metal fixtures.

            2.1.4 Clean all mirrors.

            2.1.5 Clean all trim ledges and doors.

            2.1.6 Wash walls around wash basins.

            2.1.7 Empty all waste containers.

            2.1.8 Reline all waste containers as necessary.

            2.1.9 Dispose of trash as per Owners direction.

            2.1.10 Wet mop all floors with an effective disinfectant and deodorant.

            2.1.11 Spot clean all tile and partitions.

            2.1.12 Clean all vents.

            2.1.13 Wipe down light switches.

            2.1.14 Wipe down door hardware and kick plates.

            2.1.15 Wipe down access panels under sinks.

            2.1.16 Treat all floor drains to prevent sewer gasses as necessary.

            2.1.17 Stock restrooms with towels, tissue, and seat covers provided by Owner.

      2.2 WEEKLY

            2.2.1 Perform low dusting.

      2.3 MONTHLY

            2.3.1 Machine scrub floors.

            2.3.2 Perform high dusting.

            2.3.3 Spot clean walls.

                                                                   KILROY REALTY
                                    EXHIBIT J              [999 North Sepulveda]
                                       -2-                     [Encore Software]

                                  OFFICE LEASE

                                  KILROY REALTY

                               999 NORTH SEPULVEDA

                               KILROY REALTY, L.P.

                         a Delaware limited partnership,

                                  as Landlord,

                                       and

                              ENCORE SOFTWARE, INC.

                            a Minnesota corporation,

                                   as Tenant.

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                                               [Encore Software]

                                TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----
ARTICLE 1   PREMISES, BUILDING, PROJECT, AND COMMON AREAS; EARLY POSSESSION..............................     4

ARTICLE 2   INITIAL LEASE TERM; OPTION TERM..............................................................     5

ARTICLE 3   BASE RENT....................................................................................     8

ARTICLE 4   ADDITIONAL RENT..............................................................................     8

ARTICLE 5   USE OF PREMISES..............................................................................    17

ARTICLE 6   SERVICES AND UTILITIES.......................................................................    18

ARTICLE 7   REPAIRS......................................................................................    20

ARTICLE 8   ADDITIONS AND ALTERATIONS....................................................................    21

ARTICLE 9   COVENANT AGAINST LIENS.......................................................................    23

ARTICLE 10  INSURANCE....................................................................................    23

ARTICLE 11  DAMAGE AND DESTRUCTION.......................................................................    26

ARTICLE 12  NONWAIVER....................................................................................    27

ARTICLE 13  CONDEMNATION.................................................................................    27

ARTICLE 14  ASSIGNMENT AND SUBLETTING....................................................................    28

ARTICLE 15  SURRENDER OF PREMISES; OWNERSHIP AND  REMOVAL OF TRADE FIXTURES..............................    32

ARTICLE 16  HOLDING OVER.................................................................................    33

ARTICLE 17  ESTOPPEL CERTIFICATES........................................................................    33

ARTICLE 18  SUBORDINATION AND ATTORNMENT.................................................................    33

ARTICLE 19  DEFAULTS; REMEDIES...........................................................................    34

ARTICLE 20  COVENANT OF QUIET ENJOYMENT..................................................................    37

ARTICLE 21  SECURITY DEPOSIT.............................................................................    37

ARTICLE 22  INTENTIONALLY DELETED........................................................................    37

ARTICLE 23  SIGNS........................................................................................    37

ARTICLE 24  COMPLIANCE WITH LAW..........................................................................    38

ARTICLE 25  LATE CHARGES.................................................................................    39

ARTICLE 26  LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT.........................................    39

ARTICLE 27  ENTRY BY LANDLORD............................................................................    40

ARTICLE 28  TENANT PARKING...............................................................................    40

ARTICLE 29  MISCELLANEOUS PROVISIONS.....................................................................    41

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                       (i)                     [Encore Software]

EXHIBITS:

EXHIBIT A             OUTLINE OF PREMISES

EXHIBIT B             TENANT WORK LETTER

EXHIBIT C             NOTICE OF LEASE TERM DATES

EXHIBIT D             RULES AND REGULATIONS

EXHIBIT E             FORM OF TENANT'S ESTOPPEL CERTIFICATE

EXHIBIT F             RECOGNITION OF COVENANTS, CONDITIONS, AND
                      RESTRICTIONS

EXHIBIT G             INTENTIONALLY DELETED

EXHIBIT H             FORM OF LETTER OF CREDIT

EXHIBIT I             PARKING RULES AND REGULATIONS

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                      (ii)                     [Encore Software]

                                      INDEX

                                                                                             Page
                                                                                             ----
AAA.....................................................................................       47
Abatement Event.........................................................................       36
Actual Cost.............................................................................       19
Additional Rent.........................................................................        8
Affiliate...............................................................................       32
After Hours HVAC........................................................................       19
Alterations.............................................................................       21
Applicable Laws.........................................................................       38
Arbitration Award.......................................................................       48
Arbitration Fair Market Rental Values...................................................        6
Arbitration Notice......................................................................       47
Arbitrator..............................................................................       47
Bank Prime Loan.........................................................................       39
Base Building...........................................................................    20,22
Base Building Drawings..................................................................        1
Base Rent...............................................................................        8
Base Year...............................................................................        9
Brokers.................................................................................       44
Builder's All Risk......................................................................       22
Building................................................................................        4
Building Common Areas...................................................................        4
Building Hours..........................................................................       18
Building Structure......................................................................       20
Building Systems........................................................................       20
Capacity................................................................................       19
CC&Rs...................................................................................       18
Claims and Expenses.....................................................................       24
Common Areas............................................................................        4
Comparable Buildings....................................................................        5
Comparable Transactions.................................................................        6
Consistent Alterations..................................................................       21
Contemplated Effective Date.............................................................       30
Contemplated Transfer Space.............................................................       30
Control.................................................................................       32
Cosmetic Alterations....................................................................       21
Cost Pools..............................................................................       15
Design Problem..........................................................................       21
Direct Expenses.........................................................................        9
Downtime Start Date.....................................................................       30
Eligibility Period......................................................................       36
Environmental Laws......................................................................       50
Estimate................................................................................       15
Estimate Statement......................................................................       15
Estimated Excess........................................................................       15
Excess..................................................................................       15
Excluded Expenses.......................................................................        8
Expense Year............................................................................        9
Fair Market Rent Rate.................................................................        5,6
Final Audit.............................................................................       16
First Option Rent.......................................................................        5
Force Majeure...........................................................................       43
hazardous substance(s)..................................................................       49
Holidays................................................................................       18
HVAC....................................................................................       18
Intention to Transfer Notice............................................................       30
Interest Rate...........................................................................       39
JAMS....................................................................................       47
Landlord................................................................................        1
Landlord Parties........................................................................       24

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                       (i)                     [Encore Software]

                                      INDEX

                                                                                             Page
                                                                                             ----
Landlord's Compliance Conditions........................................................       39
Lease...................................................................................        1
Lease Commencement Date.................................................................        5
Lease Expiration Date...................................................................        5
Lease Term..............................................................................        5
Lease Year..............................................................................        5
Lines...................................................................................       46
Mail....................................................................................       43
Maximum Amount..........................................................................       12
Monument................................................................................       38
New Name................................................................................       38
Nine Month Period.......................................................................       31
Nondisturbance Agreement................................................................       34
Notices.................................................................................       43
Objectionable Name......................................................................       38
Operating Expenses......................................................................        9
Option Rent Notice......................................................................        6
Option Term.............................................................................        5
Original Improvements...................................................................       25
Other Improvements......................................................................       46
Outside Agreement Date..................................................................        7
Premises................................................................................        4
Prevailing Party........................................................................       48
Project Common Areas....................................................................        4
Project,................................................................................        4
Proposition 13..........................................................................       13
Provider................................................................................       48
Qualified Discount......................................................................       19
Recapture Notice........................................................................       30
Renovations.............................................................................       45
Rent....................................................................................        8
Right Holders...........................................................................        5
Secured Areas...........................................................................       40
Security Deposit........................................................................       37
Statement...............................................................................       15
Storage Space...........................................................................       51
Subject Space...........................................................................       28
Sublease Withdrawal Notice..............................................................       30
Subleasing Costs........................................................................       30
Summary.................................................................................        1
Tax Expenses............................................................................       13
Telecommunications Equipment............................................................       52
Tenant..................................................................................        1
Tenant HVAC System......................................................................       20
Tenant Parties..........................................................................       24
Tenant Work Letter......................................................................        4
Tenant's Lease Rights...................................................................        5
Tenant's Compliance Conditions..........................................................       38
Tenant's Review.........................................................................       16
Tenant's Security System................................................................       20
Tenant's Share..........................................................................       14
Third Party Auditor.....................................................................       16
Threshold Amount........................................................................       27
Transaction Costs.......................................................................       30
Transfer Notice.........................................................................       28
Transfer Premium........................................................................       30
Transferee..............................................................................       28
Transfers...............................................................................       28
Utility Provider........................................................................       19

                                                                   KILROY REALTY
                                                           [999 North Sepulveda]
                                      (ii)                     [Encore Software]